                           AMERICAN HIGH-INCOME TRUST

                                     Part B
                      Statement of Additional Information

                              December 1, 2007
                     (as supplemented April 7, 2008)

This document is not a prospectus but should be read in conjunction with the current prospectus or retirement plan prospectus of American High-Income Trust
(the "fund" or "AHIT") dated December 1, 2007. You may obtain a prospectus from your financial adviser or by writing to the fund at the following address:

                           American High-Income Trust
                              Attention: Secretary
                             333 South Hope Street
                         Los Angeles, California 90071
                                  213/486-9200

Certain privileges and/or services described below may not be available to all shareholders (including shareholders who purchase shares at net asset value through eligible retirement plans) depending on the shareholder's investment dealer or retirement plan recordkeeper. Please see your financial adviser, investment dealer, plan recordkeeper or employer for more information.

                               TABLE OF CONTENTS

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Financial statements

                      American High-Income Trust -- Page 1
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                 CERTAIN INVESTMENT LIMITATIONS AND GUIDELINES

The following limitations and guidelines are considered at the time of purchase, under normal circumstances, and are based on a percentage of the fund's net assets unless otherwise noted. This summary is not intended to reflect all of the fund's investment limitations.

DEBT SECURITIES

..    The fund will invest at least 65% of its assets in lower quality, lower rated debt securities (rated Ba or BB or below by a nationally recognized statistical rating organization or unrated but determined by the fund's investment adviser to be of equivalent quality), including corporate loans, and other similar securities, including preferred stock.

EQUITY SECURITIES AND SECURITIES WITH DEBT AND EQUITY CHARACTERISTICS

..    The fund may invest up to 25% of its assets in equity securities (including common stock, warrants and rights) and securities with a combination of debt and equity characteristics (including convertible preferred stocks and convertible debentures).

NON-U.S. SECURITIES

..    The fund may invest up to 25% of its assets in securities of issuers domiciled outside the United States.

                        *     *     *     *     *     *

The fund may experience difficulty liquidating certain portfolio securities during significant market declines or periods of heavy redemptions.

          DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

The descriptions below are intended to supplement the material in the prospectus under "Investment objectives, strategies and risks."

DEBT SECURITIES -- Debt securities are used by issuers to borrow money.
Generally, issuers pay investors periodic interest and repay the amount borrowed either periodically during the life of the security and/or at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values and accrue interest at the applicable coupon rate over a specified time period. The market prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general, market prices of debt securities decline when interest rates rise and increase when interest rates fall.

Lower rated debt securities, rated Ba or below by Moody's and/or BB or below by
S&P or unrated but determined to be of equivalent quality, are described by the rating agencies as speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness than higher rated debt securities, or they may already be in default. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. It may be more difficult to dispose of, and to determine the value of, lower rated debt securities.

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Certain additional risk factors relating to debt securities are discussed below:

     SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES -- Debt securities may be sensitive to economic changes, political and corporate developments, and interest rate changes. In addition, during an economic downturn or substantial period of rising interest rates, issuers that are highly leveraged may experience increased financial stress that would adversely affect their ability to meet projected business goals, to obtain additional financing and to service their principal and interest payment obligations.
     Periods of economic change and uncertainty also can be expected to result in increased volatility of market prices and yields of certain debt securities. For example, prices of these securities can be affected by financial contracts held by the issuer or third parties (such as derivatives) relating to the security or other assets or indices.

     PAYMENT EXPECTATIONS -- Debt securities may contain redemption or call provisions. If an issuer exercises these provisions in a lower interest rate market, the fund would have to replace the security with a lower yielding security, resulting in decreased income to investors. If the issuer of a debt security defaults on its obligations to pay interest or principal or is the subject of bankruptcy proceedings, the fund may incur losses or expenses in seeking recovery of amounts owed to it.

     LIQUIDITY AND VALUATION -- There may be little trading in the secondary market for particular debt securities, which may affect adversely the fund's ability to value accurately or dispose of such debt securities.
     Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of debt securities.

The investment adviser attempts to reduce the risks described above through diversification of the fund's portfolio and by credit analysis of each issuer, as well as by monitoring broad economic trends and corporate and legislative developments, but there can be no assurance that it will be successful in doing
so.

Credit ratings for debt securities provided by rating agencies evaluate the safety of principal and interest payments, not market value risk. The rating of an issuer is a rating agency's view of past and future potential developments related to the issuer and may not necessarily reflect actual outcomes. There can be a lag between the time of developments relating to an issuer and the time a rating is assigned and updated.

Bond rating agencies may assign modifiers (such as +/-) to ratings categories to signify the relative position of a credit within the rating category. Investment policies that are based on ratings categories should be read to include any security within that category, without giving consideration to the modifier. See the Appendix for more information about credit ratings.

LOAN PARTICIPATIONS AND ASSIGNMENTS -- The fund may invest in loans or other forms of indebtedness that represent interests in amounts owed by corporations, governments or other borrowers (collectively "borrowers"). The investment adviser defines debt securities to include investments in loans, such as loan assignments and participations. Borrowers generally incur these obligations in order to, among other things, reorganize their assets and liabilities
(recapitalization), merge with or acquire another company (mergers and acquisitions), take control of another company (leveraged buy-out), provide temporary financing (bridge loans),

                      American High-Income Trust -- Page 3
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finance internal growth or for other corporate purposes. Most corporate loans are variable or floating rate obligations.

Some loans may not be secured by assets or other collateral and other loans may be, or may become, undersecured by the assets or other collateral securing such loan. In the event of nonpayment of principal or interest unsecured loans, and the portion of a loan that is greater than the value of the assets and other collateral securing such loan, generally protect lenders to a lesser extent than a fully secured loan. In addition, some borrowers may be highly leveraged which could make loans made to them especially vulnerable to adverse changes in economic or market conditions and may involve a greater risk of default.

Borrowers may offer to provide lenders with material, non-public information regarding a specific loan or the borrower in general. The investment adviser generally chooses not to receive this information. As a result, the investment adviser may be at a disadvantage with respect to other investors that may receive such information. Its decision not to receive material, non-public information may also impact the investment adviser's ability to assess borrowers' requests for amendments or waivers to provisions in the loan agreement. However, the investment adviser may on a case-by-case basis decide to receive such information when it deems prudent to do so. In these situations the investment adviser may be restricted from trading the loan or other debt and equity securities of the borrower while it is in possession of such material, non-public information, even if such loan or other security is declining in value.

The fund normally acquires loan obligations through an assignment from another lender, but may also acquire loan obligations by purchasing a participation interest from a lender or other holder of the interest. When the fund purchases assignments it acquires direct contractual rights against the borrower on the loan. The fund acquires the right to receive principal and interest payments directly from the borrower and to enforce its rights as a lender directly against the borrower. However, because assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by a fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.

Loan participations are loans or other direct debt instruments that are interests in amounts owed by the borrower to another party. They may represent amounts owed to lenders or lending syndicates to suppliers of goods or services, or to other parties. The fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing participations, the fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. In addition, the fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation and the fund will have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies. As a result, the fund will be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, a fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Loan assignments and participations are generally subject to legal or contractual restrictions on resale and are not currently listed on any securities exchange or automatic quotation system. The investment adviser expects that most loan assignments and participations purchased for the fund will trade on a secondary market. However, although secondary markets for investments in

                      American High-Income Trust -- Page 4
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loans are growing among institutional investors, there may be a limited number of investors interested in a specific loan. It is possible that loan participations, in particular, could be sold only to a limited number of institutional investors. If there is no active secondary market for a particular loan, it may be more difficult for the investment adviser to sell its interest in such loan at a price that is acceptable to it and to obtain pricing information on such loan.

Investments in loan participations and assignments present the possibility that the fund could be held liable as a co-lender under emerging legal theories of lender liability. In addition, if the loan is foreclosed, the fund could be part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral. In addition, some loan participations and assignments may not be rated by major rating agencies and may not be protected by the securities laws.

VARIABLE AND FLOATING RATE OBLIGATIONS -- The interest rates payable on certain securities in which the fund may invest may not be fixed but may fluctuate based upon changes in market rates or credit ratings. Variable and floating rate obligations bear coupon rates that are adjusted at designated intervals, based on the then current market rates of interest or credit ratings. The rate adjustment features tend to limit the extent to which the market value of the obligations will fluctuate.

MATURITY -- There are no restrictions on the maturity composition of the portfolio, although it is anticipated that the fund normally will be invested substantially in securities with maturities in excess of three years. Under normal market conditions, longer term securities yield more than shorter term securities, but are subject to greater price fluctuations.

EQUITY SECURITIES -- Equity securities represent an ownership position in a company. Equity securities held by the fund typically consist of common stocks.
The prices of equity securities fluctuate based on, among other things, events specific to their issuers and market, economic and other conditions. For example, prices of these securities can be affected by financial contracts held by the issuer or third parties (such as derivatives) relating to the security or other assets or indices.

There may be little trading in the secondary market for particular equity securities, which may adversely affect the fund's ability to value accurately or dispose of such equity securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of equity securities.

WARRANTS AND RIGHTS -- The fund may purchase warrants, which may be issued together with bonds or preferred stocks. Warrants generally entitle the holder to buy a proportionate amount of common stock at a specified price, usually higher than the current market price. Warrants may be issued with an expiration date or in perpetuity. Rights are similar to warrants except that they normally entitle the holder to purchase common stock at a lower price than the current market price.

SECURITIES WITH EQUITY AND DEBT CHARACTERISTICS -- The fund may invest in securities that have a combination of equity and debt characteristics. These securities may at times behave more like equity than debt and vice versa. Some types of convertible bonds or preferred securities automatically convert into common stocks and some may be subject to redemption at the option of the issuer at a predetermined price. The prices and yields of nonconvertible preferred securities generally move with changes in interest rates and the issuer's credit quality, similar to

                      American High-Income Trust -- Page 5
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the factors affecting debt securities. Nonconvertible preferred securities will be treated as debt for fund investment limit purposes.

Convertible bonds, convertible preferred stocks and other securities may sometimes be converted, or may automatically convert, into common stocks or other securities at a stated conversion ratio. These securities, prior to conversion, may pay a fixed rate of interest or a dividend. Because convertible securities have both debt and equity characteristics, their value varies in response to many factors, including the value of the underlying assets, general market and economic conditions, and convertible market valuations, as well as changes in interest rates, credit spreads and the credit quality of the issuer.

INVESTING IN VARIOUS COUNTRIES -- Investing outside the United States may involve additional risks caused by, among other things, currency controls and fluctuating currency values; different accounting, auditing, financial reporting and legal standards and practices in some countries; changing local, regional and global economic, political and social conditions; expropriation; changes in tax policy; greater market volatility; differing securities market structures;
higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends.

The risks described above may be heightened in connection with investments in developing countries. Although there is no universally accepted definition, the investment adviser generally considers a developing country as a country that is in the earlier stages of its industrialization cycle with a low per capita gross domestic product ("GDP") and a low market capitalization to GDP ratio relative to those in the United States and the European Union. Historically, the markets of developing countries have been more volatile than the markets of developed countries, reflecting the greater uncertainties of investing in less established markets and economies. In particular, developing countries may have  less stable governments; may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets; and may have less protection of property rights than more developed countries. The economies of developing countries may be reliant on only a few industries, may be highly vulnerable to changes in local or global trade conditions and may suffer from high and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

Additional costs could be incurred in connection with the fund's investment activities outside the United States. Brokerage commissions may be higher outside the United States, and the fund will bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs may be associated with maintaining assets in certain jurisdictions.

CURRENCY TRANSACTIONS -- The fund may purchase and sell currencies to facilitate securities transactions and enter into forward currency contracts to protect against changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward currency contracts entered into by the fund will involve the purchase or sale of one currency against the U.S. dollar. While entering into forward currency transactions could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain that may result from an increase in the value of the currency. The fund will not generally attempt to protect against all potential changes in exchange rates. The fund will segregate liquid assets that will be marked to

                      American High-Income Trust -- Page 6
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market daily to meet its forward contract commitments to the extent required by the Securities and Exchange Commission.

Certain provisions of the Internal Revenue Code may affect the extent to which the fund may enter into forward contracts. Such transactions also may affect the character and timing of income, gain or loss recognized by the fund for U.S.
federal income tax purposes.

REINSURANCE RELATED NOTES AND BONDS -- The fund may invest in reinsurance related notes and bonds. These instruments, which are typically issued by special purpose reinsurance companies, transfer an element of insurance risk to the note or bond holders. For example, such a note or bond could provide that the reinsurance company would not be required to repay all or a portion of the principal value of the note or bond if losses due to a catastrophic event under the policy (such as a major hurricane) exceed certain dollar thresholds.
Consequently, the fund may lose the entire amount of its investment in such bonds or notes if such an event occurs and losses exceed certain dollar thresholds. In this instance, investors would have no recourse against the insurance company. These instruments may be issued with fixed or variable interest rates and rated in a variety of credit quality categories by the rating agencies.

U.S. GOVERNMENT OBLIGATIONS -- U.S. government obligations are securities backed by the full faith and credit of the U.S. government. U.S. government obligations include the following types of securities:

     U.S. TREASURY SECURITIES -- U.S. Treasury securities include direct obligations of the U.S. Treasury, such as Treasury bills, notes and bonds.
     For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government, and thus they are of the highest possible credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, will be paid in full.

     FEDERAL AGENCY SECURITIES BACKED BY "FULL FAITH AND CREDIT" -- The
     securities of certain U.S. government agencies and government-sponsored entities are guaranteed as to the timely payment of principal and interest by the full faith and credit of the U.S. government. Such agencies and entities include the Government National Mortgage Association (Ginnie Mae),
     the Veterans Administration (VA), the Federal Housing Administration (FHA),
     the Export-Import Bank (Exim Bank), the Overseas Private Investment
     Corporation (OPIC), the Commodity Credit Corporation (CCC) and the Small
     Business Administration (SBA).

OTHER FEDERAL AGENCY OBLIGATIONS -- Additional federal agency securities are neither direct obligations of, nor guaranteed by, the U.S. government. These obligations include securities issued by certain U.S. government agencies and government-sponsored entities. However, they generally involve some form of federal sponsorship: some operate under a government charter; some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; and others are supported only by the credit of the issuing government agency or entity. These agencies and entities include, but are not limited to: Federal Home Loan Bank, Federal Home Loan Mortgage Corporation
(Freddie Mac), Federal National Mortgage Association (Fannie Mae), Tennessee
Valley Authority and Federal Farm Credit Bank System.

                      American High-Income Trust -- Page 7
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PASS-THROUGH SECURITIES -- The fund may invest in various debt obligations backed by pools of mortgages or other assets including, but not limited to, loans on single family residences, home equity loans, mortgages on commercial buildings, credit card receivables and leases on airplanes or other equipment.
Principal and interest payments made on the underlying asset pools backing these obligations are typically passed through to investors, net of any fees paid to any insurer or any guarantor of the securities. Pass-through securities may have either fixed or adjustable coupons. These securities include:

     MORTGAGE-BACKED SECURITIES -- These securities may be issued by U.S.
     government agencies and government-sponsored entities, such as Ginnie Mae,
     Fannie Mae and Freddie Mac, and by private entities. The payment of interest and principal on mortgage-backed obligations issued by U.S.
     government agencies may be guaranteed by the full faith and credit of the
     U.S. government (in the case of Ginnie Mae), or may be guaranteed by the issuer (in the case of Fannie Mae and Freddie Mac). However, these guarantees do not apply to the market prices and yields of these securities, which vary with changes in interest rates.

     Mortgage-backed securities issued by private entities are structured similarly to those issued by U.S. government agencies. However, these securities and the underlying mortgages are not guaranteed by any government agencies. These securities generally are structured with one or more types of credit enhancements such as insurance or letters of credit issued by private companies. Mortgage-backed securities generally permit borrowers to prepay their underlying mortgages. Prepayments can alter the effective maturity of these instruments.

     COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS) -- CMOs are also backed by a pool of mortgages or mortgage loans, which are divided into two or more separate bond issues. CMOs issued by U.S. government agencies are backed by agency mortgages, while privately issued CMOs may be backed by either government agency mortgages or private mortgages. Payments of principal and interest are passed through to each bond issue at varying schedules resulting in bonds with different coupons, effective maturities and sensitivities to interest rates. Some CMOs may be structured in a way that when interest rates change, the impact of changing prepayment rates on the effective maturities of certain issues of these securities is magnified.
     CMOs may be less liquid or may exhibit greater price volatility than other types of mortgage or asset-backed securities.

     COMMERCIAL MORTGAGE-BACKED SECURITIES -- These securities are backed by mortgages on commercial property, such as hotels, office buildings, retail stores, hospitals and other commercial buildings. These securities may have a lower prepayment uncertainty than other mortgage-related securities because commercial mortgage loans generally prohibit or impose penalties on prepayments of principal. In addition, commercial mortgage-related securities often are structured with some form of credit enhancement to protect against potential losses on the underlying mortgage loans. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans, including the effects of local and other economic conditions on real estate markets, the ability of tenants to make rental payments and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid or exhibit greater price volatility than other types of mortgage or asset-backed securities.

                      American High-Income Trust -- Page 8
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     ASSET-BACKED SECURITIES -- These securities are backed by other assets such as credit card, automobile or consumer loan receivables, retail installment loans or participations in pools of leases. Credit support for these securities may be based on the underlying assets and/or provided through credit enhancements by a third party. The values of these securities are sensitive to changes in the credit quality of the underlying collateral, the credit strength of the credit enhancement, changes in interest rates and at times the financial condition of the issuer. Some asset-backed securities also may receive prepayments that can change their effective maturities.

REAL ESTATE INVESTMENT TRUSTS -- The fund may invest in securities issued by real estate investment trusts (REITs), which primarily invest in real estate or real estate-related loans. Equity REITs own real estate properties, while mortgage REITs hold construction, development and/or long-term mortgage loans.
The values of REITs may be affected by changes in the value of the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, tax laws and regulatory requirements, such as those relating to the environment. Both types of REITs are dependent upon management skill and the cash flows generated by their holdings, the real estate market in general and the possibility of failing to qualify for any applicable pass-through tax treatment or failing to maintain any applicable exemptive status afforded under relevant laws.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements under which the fund buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. Repurchase agreements permit the fund to maintain liquidity and earn income over periods of time as short as overnight. The seller must maintain with the fund's custodian collateral equal to at least 100% of the repurchase price, including accrued interest, as monitored daily by the investment adviser. The fund will only enter into repurchase agreements involving securities in which it could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by the investment adviser. If the seller under the repurchase agreement defaults, the fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization of the collateral by the fund may be delayed or limited.

CASH AND CASH EQUIVALENTS -- The fund may hold cash or invest in cash equivalents. Cash equivalents include (a) commercial paper (for example, short-term notes with maturities typically up to 12 months in length issued by corporations, governmental bodies or bank/corporation sponsored conduits
(asset-backed commercial paper)) (b) short-term bank obligations (for example, certificates of deposit, bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)) or bank notes, (c) savings association and savings bank obligations (for example, bank notes and certificates of deposit issued by savings banks or savings associations), (d) securities of the U.S. government, its agencies or instrumentalities that mature, or may be redeemed, in one year or less, and (e)
corporate bonds and notes that mature, or that may be redeemed, in one year or less.

FORWARD COMMITMENT, WHEN ISSUED AND DELAYED DELIVERY TRANSACTIONS -- The fund may enter into commitments to purchase or sell securities at a future date. When the fund agrees to purchase such securities, it assumes the risk of any decline in value of the security from the date of the agreement. If the other party to such a transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity, or could experience a loss.

                      American High-Income Trust -- Page 9
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The fund will not use these transactions for the purpose of leveraging and will segregate liquid assets that will be marked to market daily in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent the fund's aggregate commitments in connection with these transactions exceed its segregated assets, the fund temporarily could be in a leveraged position
(because it may have an amount greater than its net assets subject to market risk). Should market values of the fund's portfolio securities decline while the fund is in a leveraged position, greater depreciation of its net assets would likely occur than if it were not in such a position. The fund will not borrow money to settle these transactions and, therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet its obligations. After a transaction is entered into, the fund may still dispose of or renegotiate the transaction. Additionally, prior to receiving delivery of securities as part of a transaction, the fund may sell such securities.

The fund may also enter into reverse repurchase agreements and "roll"
transactions. A reverse repurchase agreement involves the sale of a security by a fund and its agreement to repurchase the security at a specified time and price. A "roll" transaction involves the sale of mortgage-backed or other securities together with a commitment to purchase similar, but not identical, securities at a later date. The fund assumes the risk of price and yield fluctuations during the time of the commitment. The fund will segregate liquid assets that will be marked to market daily in an amount sufficient to meet its payment obligations under "roll" transactions and reverse repurchase agreements with broker-dealers (no collateral is required for reverse repurchase agreements with banks).

RESTRICTED OR ILLIQUID SECURITIES -- The fund may purchase securities subject to restrictions on resale. Restricted securities may only be sold pursuant to an exemption from registration under the Securities Act of 1933 (the "1933 Act"), or in a registered public offering. Restricted securities held by the fund are often eligible for resale under Rule 144A, an exemption under the 1933 Act allowing for resales to "Qualified Institutional Buyers". Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. Difficulty in selling such securities may result in a loss to the fund or cause it to incur additional administrative costs.

Securities (including restricted securities) not actively traded will be considered illiquid unless they have been specifically determined to be liquid under procedures adopted by the fund's board of trustees, taking into account factors such as the frequency and volume of trading, the commitment of dealers to make markets and the availability of qualified investors, all of which can change from time to time. The fund may incur certain additional costs in disposing of illiquid securities.

The fund may also engage in the following investment practices, although it has no current intention to do so over the next twelve months:

LOANS OF PORTFOLIO SECURITIES -- The fund is authorized to lend portfolio securities to selected securities dealers or other institutional investors whose financial condition is monitored by the investment adviser. The borrower must maintain with the fund's custodian collateral consisting of cash, cash equivalents or U.S. government securities equal to at least 100% of the value of the borrowed securities, plus any accrued interest. The investment adviser will monitor the adequacy of the collateral on a daily basis. The fund may at any time call a loan of its portfolio securities

                     American High-Income Trust -- Page 10
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and obtain the return of the loaned securities. The fund will receive any interest paid on the loaned securities and a fee or a portion of the interest earned on the collateral. The fund will limit its loans of portfolio securities to an aggregate of 10% of the value of its total assets, measured at the time any such loan is made.

OPTIONS ON U.S. TREASURY SECURITIES - The fund may purchase put and call options on U.S. Treasury securities ("Treasury securities"). A put (call) option gives the fund as purchaser of the option the right (but not the obligation) to sell
(buy) a specified amount of Treasury securities at the exercise price until the expiration of the option. The value of a put (call) option on Treasury securities generally increases (decreases) with an increase (decrease) in prevailing interest rates. Accordingly, the fund would purchase puts (calls) in anticipation of, or to protect against, an increase in interest rates. These options are listed on an exchange or traded over-the-counter ("OTC options").
Exchange-traded options have standardized exercise prices and expiration dates;
OTC options are two-party contracts with negotiated exercise prices and expiration dates. OTC options differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation (which guarantees performance). Consequently, there is a risk of non-performance by the dealer. Since no exchange is involved, OTC options are valued on the basis of a quote provided by the dealer. In the case of OTC options, there can be no assurance that a liquid secondary market will exist for any particular option at any specific time.

                        *     *     *     *     *     *

PORTFOLIO TURNOVER -- Portfolio changes will be made without regard to the length of time particular investments may have been held. Short-term trading profits are not the fund's objective, and changes in its investments are generally accomplished gradually, though short-term transactions may occasionally be made. High portfolio turnover involves correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions, and may result in the realization of net capital gains, which are taxable when distributed to shareholders.

Fixed-income securities are generally traded on a net basis and usually neither brokerage commissions nor transfer taxes are involved. Transaction costs are usually reflected in the spread between the bid and asked price.

A fund's portfolio turnover rate would equal 100% if each security in the fund's portfolio were replaced once per year. The fund's portfolio turnover rates for the fiscal years ended September 30, 2007 and 2006 were 42% and 41%, respectively. See "Financial highlights" in the prospectus for the fund's annual portfolio turnover rate for each of the last five fiscal years.

                FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES -- The fund has adopted the following fundamental policies and investment restrictions, which may not be changed without approval by holders of a majority of its outstanding shares. Such majority is defined in the
Investment Company Act of 1940, as amended (the "1940 Act"), as the vote of the lesser of (a) 67% or more of the outstanding voting securities present at a shareholder meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (b) more than 50% of the outstanding voting securities. All percentage limitations are considered at the time securities are purchased and are based on the fund's net assets unless otherwise indicated. None of the following

                     American High-Income Trust -- Page 11

investment restrictions involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition by the fund.

These restrictions provide that the fund may not:

1.   Purchase any security (other than securities issued or guaranteed by the
U.S. government or its agencies or instrumentalities) if immediately after and as a result of such investment, more than 5% of the fund's total assets would be invested in securities of the issuer;

2.   Invest 25% or more of the value of its total assets in the securities of issuers conducting their principal business activities in the same industry;

3.   Invest in companies for the purpose of exercising control or management;

4.   Buy or sell real estate or commodities or commodity contracts; however, the fund may invest in debt securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein, including real estate investment trusts, and may purchase or sell currencies
(including forward currency contracts);

5.   Acquire illiquid securities, if, immediately after and as a result, the value of illiquid securities held by the fund would exceed, in the aggregate,
15% of the fund's net assets;

6.   Engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically cause it to be considered an underwriter as that term is defined under the Securities
Act of 1933;

7.   Lend any security or make any other loan if, as a result, more than 15% of its total assets would be lent to third parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements;

8.   Sell securities short, except to the extent that the fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short;

9.   Purchase securities on margin, provided that the fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

10.  Borrow money, except from banks for temporary or emergency purposes not in excess of 5% of the value of the fund's total assets. The fund will not purchase securities while such borrowings are outstanding. This restriction shall not prevent the fund from entering into reverse repurchase agreements or "roll"
transactions, provided that these transactions and any other transactions constituting borrowing by the fund may not exceed one-third of the fund's total assets. In the event that the asset coverage for the fund's borrowings falls below 300%, the fund will reduce, within three days (excluding Sundays and holidays), the amount of its borrowings in order to provide for 300% asset coverage;

11.  Write, purchase or sell put options, call options or combinations thereof, except that this shall not prevent the purchase of put or call options on currencies or U. S. government securities.

For purposes of investment restriction #7, the investment adviser considers investments in corporate loans to be a purchase of debt securities.

                     American High-Income Trust -- Page 12

NONFUNDAMENTAL POLICIES -- The following policies may be changed without shareholder approval:

1.   The fund does not currently intend to lend portfolio securities or other assets to third parties, except by acquiring loans, loan participations, or forms of direct debt instruments. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)

2.   The fund may not invest in securities of other investment companies, except as permitted by the 1940 Act.

3.   The fund will not invest in securities of an issuer if the investment would cause the fund to own more than 10% of the outstanding voting securities of any one issuer.

4.   The fund may not issue senior securities, except as permitted by the 1940
Act.

5.   The fund may not acquire securities of open-end investment companies or unit investment trusts registered under the 1940 Act in reliance on Sections
12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

                     American High-Income Trust -- Page 13

                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES AND OFFICERS

"INDEPENDENT" TRUSTEES/1/

 NAME, AGE AND                                                 NUMBER OF
 POSITION WITH FUND                                          PORTFOLIOS/3/
 (YEAR FIRST ELECTED            PRINCIPAL OCCUPATION(S)        OVERSEEN      OTHER DIRECTORSHIPS/4/ HELD
 AS A TRUSTEE/2/)               DURING PAST FIVE YEARS        BY TRUSTEE             BY TRUSTEE
---------------------------------------------------------------------------------------------------------

 Ambassador Richard G.       Corporate director and               15         Carnival Corporation
 Capen, Jr., 73              author; former U.S.
 Trustee (1999)              Ambassador to Spain; former
                             Vice Chairman, Knight-Ridder,
                             Inc. (communications
                             company); former Chairman and
                             Publisher, The Miami Herald
---------------------------------------------------------------------------------------------------------
 H. Frederick Christie,      Private investor; former             21         AECOM Technology
 74                          President and CEO, The                          Corporation;
 Trustee (1987)              Mission Group (non-utility                      Ducommun Incorporated;
                             holding company, subsidiary                     IHOP Corporation;
                             of Southern California Edison                   Southwest Water Company
                             Company)
---------------------------------------------------------------------------------------------------------
 James G. Ellis, 60          Dean and Professor of                12         Genius Products
 Trustee (2006)              Marketing, University of
                             Southern California
---------------------------------------------------------------------------------------------------------
 Martin Fenton, 72           Chairman of the Board, Senior        18         None
 Chairman of the Board       Resource Group LLC
 (Independent and            (development and management
 Non-Executive) (1989)       of senior living communities)
---------------------------------------------------------------------------------------------------------
 Leonard R. Fuller, 61       President and CEO, Fuller            16         None
 Trustee (1994)              Consulting (financial
                             management consulting firm)
---------------------------------------------------------------------------------------------------------
 R. Clark Hooper, 61         Private investor; former             18         JPMorgan Value
 Trustee (2005)              President, Dumbarton Group                      Opportunities Fund;
                             LLC (securities industry                        The Swiss Helvetia Fund
                             consulting); former Executive                   Inc.
                             Vice President - Policy and
                             Oversight, NASD
---------------------------------------------------------------------------------------------------------
 Richard G. Newman,/5/ 73    Chairman of the Board, AECOM         14         Sempra Energy;
 Trustee (1991)              Technology Corporation                          Southwest Water Company
                             (engineering, consulting and
                             professional technical
                             services)
---------------------------------------------------------------------------------------------------------
 Frank M. Sanchez, 64        Principal, The Sanchez Family        13         None
 Trustee (1999)              Corporation dba McDonald's
                             Restaurants (McDonald's
                             licensee)
---------------------------------------------------------------------------------------------------------
 Steadman Upham, Ph.D.,      President and Professor of           14         None
 58                          Anthropology, The University
 Trustee (2007)              of Tulsa; former President
                             and Professor of Archaeology,
                             Claremont Graduate University
---------------------------------------------------------------------------------------------------------

                     American High-Income Trust -- Page 14


"INTERESTED" TRUSTEES/6/

                                   PRINCIPAL OCCUPATION(S)
                                   DURING PAST FIVE YEARS
 NAME, AGE AND                          AND POSITIONS             NUMBER OF
 POSITION WITH FUND             HELD WITH AFFILIATED ENTITIES   PORTFOLIOS/3/
 (YEAR FIRST ELECTED            OR THE PRINCIPAL UNDERWRITER      OVERSEEN      OTHER DIRECTORSHIPS/4/ HELD
 AS A TRUSTEE/OFFICER/2/)                OF THE FUND             BY TRUSTEE             BY TRUSTEE
------------------------------------------------------------------------------------------------------------

 Abner D. Goldstine, 77         Senior Vice President - Fixed        13         None
 Vice Chairman of the Board     Income, Capital Research and
 (1987)                         Management Company; Director,
                                Capital Research and
                                Management Company
------------------------------------------------------------------------------------------------------------
 Paul G. Haaga, Jr., 58         Vice Chairman of the Board,          14         None
 Vice Chairman of the Board     Capital Research and
 (1987)                         Management Company; Senior
                                Vice President - Fixed
                                Income, Capital Research and
                                Management Company; Director,
                                The Capital Group Companies,
                                Inc.*
------------------------------------------------------------------------------------------------------------
 David C. Barclay, 51           Senior Vice President - Fixed         1         None
 President (1995)               Income, Capital Research and
                                Management Company; Director,
                                The Capital Group Companies,
                                Inc.*
------------------------------------------------------------------------------------------------------------

                     American High-Income Trust -- Page 15

OTHER OFFICERS

 NAME, AGE AND
 POSITION WITH FUND         PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
 (YEAR FIRST ELECTED          AND POSITIONS HELD WITH AFFILIATED ENTITIES
 AS AN OFFICER/2/)             OR THE PRINCIPAL UNDERWRITER OF THE FUND
-------------------------------------------------------------------------------

 Susan M. Tolson, 45     Senior Vice President - Fixed Income, Capital Research
 Senior Vice President   and Management Company
 (1997)
-------------------------------------------------------------------------------
 Jennifer L. Hinman,     Senior Vice President - Fixed Income, Capital Research
 49                      Company*; Director, Capital Research Company*;
 Vice President (2001)   Director, Capital International Research, Inc.*
-------------------------------------------------------------------------------
 Kristine M.             Vice President and Senior Counsel - Fund Business
 Nishiyama, 37           Management Group, Capital Research and Management
 Vice President (2003)   Company; Vice President and Counsel, Capital Bank and
                         Trust Company*
-------------------------------------------------------------------------------
 Kimberly S. Verdick,    Vice President - Fund Business Management Group,
 43                      Capital Research and Management Company
 Secretary (1994)
-------------------------------------------------------------------------------
 Ari M. Vinocor, 33      Vice President - Fund Business Management Group,
 Treasurer (2007)        Capital Research and Management Company
-------------------------------------------------------------------------------
 Courtney R. Taylor,     Assistant Vice President - Fund Business Management
 32                      Group, Capital Research and Management Company
 Assistant Secretary
 (2006)
-------------------------------------------------------------------------------
 Sharon G. Moseley, 39   Vice President - Fund Business Management Group,
 Assistant Treasurer     Capital Research and Management Company
 (2003)
-------------------------------------------------------------------------------

* Company affiliated with Capital Research and Management Company.

/1/  The term "independent" trustee refers to a trustee who is not an "interested person" of the fund within the meaning of the 1940 Act.

/2/  Trustees and officers of the fund serve until their resignation, removal or retirement.

/3/  Funds managed by Capital Research and Management Company, including the
     American Funds; American Funds Insurance Series,(R) which is composed of 15 funds and serves as the underlying investment vehicle for certain variable insurance contracts; American Funds Target Date Retirement Series,(R) Inc.,
     which is composed of nine funds and is available to investors in tax-deferred retirement plans and IRAs; and Endowments, which is composed of two portfolios and is available to certain nonprofit organizations.

/4/  This includes all directorships (other than those in the American Funds) that are held by each trustee as a director of a public company or a registered investment company.

/5/  The investment adviser and its affiliates use a subsidiary of AECOM, Inc. to perform architectural and space management services. The investment adviser's business relationship with the subsidiary preceded its acquisition by AECOM in
     1994. The total fees relating to this engagement for the last two years represent less than 0.1% of AECOM, Inc.'s 2006 gross revenues.
/6/  "Interested persons" of the fund within the meaning of the 1940 Act, on the basis of their affiliation with the fund's investment adviser, Capital Research and Management Company, or affiliated entities (including the fund's principal underwriter).

THE ADDRESS FOR ALL TRUSTEES AND OFFICERS OF THE FUND IS 333 SOUTH HOPE STREET,
55TH FLOOR, LOS ANGELES, CALIFORNIA 90071, ATTENTION: SECRETARY.

                     American High-Income Trust -- Page 16


FUND SHARES OWNED BY TRUSTEES AS OF DECEMBER 31, 2006

                                                     AGGREGATE DOLLAR RANGE/1/
                                                             OF SHARES
                                                        OWNED IN ALL FUNDS
                                                       IN THE AMERICAN FUNDS
                          DOLLAR RANGE/1/ OF FUND         FAMILY OVERSEEN
          NAME                  SHARES OWNED                BY TRUSTEE
-------------------------------------------------------------------------------

 "INDEPENDENT" TRUSTEES
-------------------------------------------------------------------------------
 Richard G. Capen, Jr.              None                   Over $100,000
-------------------------------------------------------------------------------
 H. Frederick Christie              None                   Over $100,000
-------------------------------------------------------------------------------
 James G. Ellis/2/                  None                       None
-------------------------------------------------------------------------------
 Martin Fenton               $10,001 - $50,000             Over $100,000
-------------------------------------------------------------------------------
 Leonard R. Fuller            $10,001 - $50,000         $50,001 - $100,000
-------------------------------------------------------------------------------
 R. Clark Hooper             $10,001 - $50,000          $50,001 - $100,000
-------------------------------------------------------------------------------
 Richard G. Newman            $ 1 - $10,000                Over $100,000
-------------------------------------------------------------------------------
 Frank M. Sanchez              $ 1 - $10,000             $10,001 - $50,000
-------------------------------------------------------------------------------
 Steadman Upham/3/                  None                   Over $100,000
-------------------------------------------------------------------------------
 "INTERESTED" TRUSTEES
-------------------------------------------------------------------------------
 David C. Barclay               Over $100,000              Over $100,000
-------------------------------------------------------------------------------
 Abner D. Goldstine             Over $100,000              Over $100,000
-------------------------------------------------------------------------------
 Paul G. Haaga, Jr.             Over $100,000              Over $100,000
-------------------------------------------------------------------------------

/1/  Ownership disclosure is made using the following ranges: None; $1 - $10,000;
     $10,001 - $50,000; $50,001 - $100,000; and Over $100,000. The amounts listed for "interested" trustees include shares owned through The Capital Group
     Companies, Inc. retirement plan and 401(k) plan.

/2/  Mr. Ellis was appointed as a trustee on December 12, 2006. The aggregate dollar range of shares owned by Mr. Ellis in all funds in the American Funds family on September 30, 2007 was $10,001 - $50,000.
/3/  Dr. Upham was appointed as a trustee on August 9, 2007.

TRUSTEE COMPENSATION -- No compensation is paid by the fund to any officer or trustee who is a director, officer or employee of the investment adviser or its affiliates. The boards of funds advised by the investment adviser typically meet either individually or jointly with the boards of one or more other such funds with substantially overlapping board membership (in each case referred to as a
"board cluster"). The fund typically pays each independent trustee an annual fee, which ranges from $3,500 to $7,070, based primarily on the total number of board clusters on which that independent trustee serves.

In addition, the fund generally pays independent trustees attendance and other fees for meetings of the board and its committees. Board and committee chairs receive additional fees for their services.

                     American High-Income Trust -- Page 17

Independent trustees also receive attendance fees for certain special joint meetings and information sessions with directors and trustees of other groupings of funds advised by the investment adviser. The fund and the other funds served by each independent trustee each pay an equal portion of these attendance fees.

No pension or retirement benefits are accrued as part of fund expenses.
Independent trustees may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the independent trustees.

TRUSTEE COMPENSATION PAID DURING THE FISCAL YEAR ENDED SEPTEMBER 30, 2007

                                                                 TOTAL COMPENSATION (INCLUDING
                                                                     VOLUNTARILY DEFERRED
                                     AGGREGATE COMPENSATION            COMPENSATION/1/)
                                      (INCLUDING VOLUNTARILY       FROM ALL FUNDS MANAGED BY
                                      DEFERRED COMPENSATION/1/)  CAPITAL RESEARCH AND MANAGEMENT
 NAME                                       FROM THE FUND          COMPANY OR ITS AFFILIATES/2/
-------------------------------------------------------------------------------------------------

 Richard G. Capen, Jr./3/                      $9,167                        $203,587
-------------------------------------------------------------------------------------------------
 H. Frederick Christie/3/                       9,011                         418,760
-------------------------------------------------------------------------------------------------
 James G. Ellis/4/                              7,456                          96,984
-------------------------------------------------------------------------------------------------
 Martin Fenton/3/                               8,442                         381,616
-------------------------------------------------------------------------------------------------
 Leonard R. Fuller                              8,242                         308,089
-------------------------------------------------------------------------------------------------
 R. Clark Hooper                                8,296                         306,257
-------------------------------------------------------------------------------------------------
 Richard G. Newman                              7,835                         217,175
-------------------------------------------------------------------------------------------------
 Frank M. Sanchez                               8,784                         120,860
-------------------------------------------------------------------------------------------------
 Steadman Upham/3,5/                              905                         135,193
-------------------------------------------------------------------------------------------------

/1/  Amounts may be deferred by eligible trustees under a nonqualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more American Funds as designated by the trustees. Compensation shown in this table for the fiscal year ended September 30, 2007 does not include earnings on amounts deferred in previous fiscal years. See footnote 3 to this table for more information.

/2/  Funds managed by Capital Research and Management Company, including the
     American Funds; American Funds Insurance Series,(R) which is composed of 15 funds and serves as the underlying investment vehicle for certain variable insurance contracts; American Funds Target Date Retirement Series,(R) Inc.,
     which is composed of nine funds and is available to investors in tax-deferred retirement plans and IRAs; and Endowments, which is composed of two portfolios and is available to certain nonprofit organizations.
/3/  Since the deferred compensation plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) through the 2007 fiscal year for participating trustees is as follows: Richard G. Capen, Jr.
     ($17,479), H. Frederick Christie ($21,648), Martin Fenton ($54,890) and
     Steadman Upham ($929). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the trustees.
/4/  Mr. Ellis was appointed as a trustee on December 12, 2006.
/5/  Dr. Upham was appointed as a trustee on August 9, 2007.

As of November 1, 2007, the officers and trustees of the fund and their families, as a group, owned beneficially or of record less than 1% of the outstanding shares of the fund.

FUND ORGANIZATION AND THE BOARD OF TRUSTEES -- The fund, an open-end, diversified management investment company, was organized as a Massachusetts business trust on October 1, 1987. Although the board of trustees has delegated day-to-day oversight to the

                     American High-Income Trust -- Page 18

investment adviser, all fund operations are supervised by the fund's board, which meets periodically and performs duties required by applicable state and federal laws.

Massachusetts common law provides that a trustee of a Massachusetts business trust owes a fiduciary duty to the trust and must carry out his or her responsibilities as a trustee in accordance with that fiduciary duty. Generally, a trustee will satisfy his or her duties if he or she acts in good faith and uses ordinary prudence.

Independent board members are paid certain fees for services rendered to the fund as described above. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund.

The fund has several different classes of shares. Shares of each class represent an interest in the same investment portfolio. Each class has pro rata rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution expenses and may bear different transfer agent fees and other expenses properly attributable to the particular class as approved by the board of trustees and set forth in the fund's rule 18f-3 Plan. Each class'
shareholders have exclusive voting rights with respect to the respective class'
rule 12b-1 plans adopted in connection with the distribution of shares and on other matters in which the interests of one class are different from interests in another class. Shares of all classes of the fund vote together on matters that affect all classes in substantially the same manner. Each class votes as a class on matters that affect that class alone. Note that 529 college savings plan account owners invested in Class 529 shares are not shareholders of the fund and, accordingly, do not have the rights of a shareholder, such as the right to vote proxies relating to fund shares. As the legal owner of the fund's
Class 529 shares, the Virginia College Savings Plan/SM/ will vote any proxies relating to such fund shares.

The fund does not hold annual meetings of shareholders. However, significant matters that require shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned. At the request of the holders of at least 10% of the shares, the fund will hold a meeting at which any member of the board could be removed by a majority vote.

The fund's declaration of trust and by-laws as well as separate indemnification agreements that the fund has entered into with independent trustees provide in effect that, subject to certain conditions, the fund will indemnify its officers and trustees against liabilities or expenses actually and reasonably incurred by them relating to their service to the fund. However, trustees are not protected from liability by reason of their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

COMMITTEES OF THE BOARD OF TRUSTEES -- The fund has an audit committee comprised of Richard G. Capen, Jr.; H. Frederick Christie; Leonard R. Fuller; R. Clark
Hooper; and Steadman Upham, none of whom is an "interested person" of the fund within the meaning of the 1940 Act. The committee provides oversight regarding the fund's accounting and financial reporting policies and practices, its internal controls and the internal controls of the fund's principal service providers. The committee acts as a liaison between the fund's independent registered public accounting firm and the full board of trustees. Four audit committee meetings were held during the 2007 fiscal year.

                     American High-Income Trust -- Page 19

The fund has a contracts committee comprised of Richard G. Capen, Jr.; H.
Frederick Christie; James G. Ellis; Martin Fenton; Leonard R. Fuller; R. Clark
Hooper; Richard G. Newman; Frank M. Sanchez; and Steadman Upham, none of whom is an "interested person" of the fund within the meaning of the 1940 Act. The committee's principal function is to request, review and consider the information deemed necessary to evaluate the terms of certain agreements between the fund and its investment adviser or the investment adviser's affiliates, such as the Investment Advisory and Service Agreement, Principal Underwriting
Agreement, Administrative Services Agreement and Plans of Distribution adopted pursuant to rule 12b-1 under the 1940 Act, that the fund may enter into, renew or continue, and to make its recommendations to the full board of trustees on these matters. One contracts committee meeting was held during the 2007 fiscal year.

The fund has a nominating and governance committee comprised of Richard G.
Capen, Jr.; H. Frederick Christie; James G. Ellis; Martin Fenton; Leonard R.
Fuller; R. Clark Hooper; Richard G. Newman; Frank M. Sanchez; and Steadman
Upham, none of whom is an "interested person" of the fund within the meaning of the 1940 Act. The committee periodically reviews such issues as the board's composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees.
The committee also evaluates, selects and nominates independent trustee candidates to the full board of trustees. While the committee normally is able to identify from its own and other resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the fund, addressed to the fund's secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the committee.
Three nominating and governance committee meetings  were held during the 2007 fiscal year.

PROXY VOTING PROCEDURES AND GUIDELINES -- The fund and its investment adviser have adopted Proxy Voting Guidelines (the "Guidelines") with respect to voting proxies of securities held by the fund, other American Funds, Endowments and
American Funds Insurance Series. Certain American Funds have established separate proxy voting committees that vote proxies or delegate to a voting officer the authority to vote on behalf of those funds. Proxies for all other funds (including the fund) are voted by a committee of the appropriate equity investment division of the investment adviser under authority delegated by those funds' boards. Therefore, if more than one fund invests in the same company, they may vote differently on the same proposal.

All U.S. proxies are voted. Non-U.S. proxies also are voted, provided there is sufficient time and information available. After a proxy is received, the investment adviser prepares a summary of the proposals in the proxy. A discussion of any potential conflicts of interest is also included in the summary. For proxies of securities managed by a particular investment division of the investment adviser, the initial voting recommendation is made by one or more research analysts in that investment division familiar with the company and industry. A second recommendation is made by a proxy coordinator (a senior investment professional) within the appropriate investment division based on the individual's knowledge of the Guidelines and familiarity with proxy-related issues. The proxy summary and voting recommendations are then sent to the appropriate proxy voting committee for the final voting decision.

                     American High-Income Trust -- Page 20

The analyst and proxy coordinator making voting recommendations are responsible for noting any potential material conflicts of interest. One example might be where a director of one or more American Funds is also a director of a company whose proxy is being voted. In such instances, proxy voting committee members are alerted to the potential conflict. The proxy voting committee may then elect to vote the proxy or seek a third-party recommendation or vote of an ad hoc group of committee members.

The Guidelines, which have been in effect in substantially their current form for many years, provide an important framework for analysis and decision-making by all funds. However, they are not exhaustive and do not address all potential issues. The Guidelines provide a certain amount of flexibility so that all relevant facts and circumstances can be considered in connection with every vote. As a result, each proxy received is voted on a case-by-case basis considering the specific circumstances of each proposal. The voting process reflects the funds' understanding of the company's business, its management and its relationship with shareholders over time.

Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available on or about September 1 of each year (a) without charge, upon request by calling American Funds Service Company at 800/421-0180, (b) on the American
Funds website at americanfunds.com and (c) on the SEC's website at sec.gov.

The following summary sets forth the general positions of the American Funds,
Endowments, American Funds Insurance Series and the investment adviser on various proposals. A copy of the full Guidelines is available upon request, free of charge, by calling American Funds Service Company at 800/421-0180 or visiting the American Funds website.

     DIRECTOR MATTERS -- The election of a company's slate of nominees for director is generally supported. Votes may be withheld for some or all of the nominees if this is determined to be in the best interest of shareholders. Separation of the chairman and CEO positions may also be supported. Typically, proposals to declassify the board (elect all directors annually) are supported based on the belief that this increases the directors' sense of accountability to shareholders.

     SHAREHOLDER RIGHTS -- Proposals to repeal an existing poison pill, to provide for confidential voting and to provide for cumulative voting are usually supported. Proposals to eliminate the right of shareholders to act by written consent or to take away a shareholder's right to call a special meeting are not typically supported.

     COMPENSATION AND BENEFIT PLANS -- Option plans are complicated, and many factors are considered in evaluating a plan. Each plan is evaluated based on protecting shareholder interests and a knowledge of the company and its management. Considerations include the pricing (or repricing) of options awarded under the plan and the impact of dilution on existing shareholders from past and future equity awards. Compensation packages should be structured to attract, motivate and retain existing employees and qualified directors; however, they should not be excessive.

     ROUTINE MATTERS -- The ratification of auditors, procedural matters relating to the annual meeting and changes to company name are examples of items considered routine. Such items are generally voted in favor of management's recommendations unless circumstances indicate otherwise.

                     American High-Income Trust -- Page 21

PRINCIPAL FUND SHAREHOLDERS -- The following table identifies those investors who own of record or are known by the fund to own beneficially 5% or more of any class of its shares as of the opening of business on November 1, 2007. Unless otherwise indicated, the ownership percentages below represent ownership of record rather than beneficial ownership.

                 NAME AND ADDRESS                    OWNERSHIP PERCENTAGE
----------------------------------------------------------------------------

 Edward D. Jones & Co.                               Class A        25.67%
 Maryland Heights, MO                                Class B        15.68
----------------------------------------------------------------------------
 Merrill Lynch                                       Class B         5.65
 Jacksonville, FL                                    Class C        12.92
----------------------------------------------------------------------------
 Citigroup Global Markets, Inc.                      Class C        13.35
 New York, NY                                        Class F         9.73
----------------------------------------------------------------------------
 North Arkansas Radiology Assoc.                     Class R-1       7.66
 Batesville, AR
----------------------------------------------------------------------------
 Nationwide Trust Company                            Class R-3       6.23
 Columbus, OH                                        Class R-5       6.52
----------------------------------------------------------------------------
 Principal Financial Group                           Class R-3       5.03
 Des Moines, IA
----------------------------------------------------------------------------
 Saxon & Co.                                         Class R-4       7.23
 Philadelphia, PA
----------------------------------------------------------------------------
 Capital Group Companies                             Class R-5      23.92
 Los Angeles, CA
----------------------------------------------------------------------------
 Charles Schwab & Co. Inc.                           Class R-5       8.43
 San Francisco, CA
----------------------------------------------------------------------------
 American Funds 2010 Target Date Retirement Fund     Class R-5       8.30
 Norfolk, VA
----------------------------------------------------------------------------

INVESTMENT ADVISER -- Capital Research and Management Company, the fund's investment adviser, founded in 1931, maintains research facilities in the United
States and abroad (Los Angeles, San Francisco, New York, Washington, DC, London,
Geneva, Hong Kong, Singapore and Tokyo). These facilities are staffed with experienced investment professionals. The investment adviser is located at 333
South Hope Street, Los Angeles, CA 90071 and 6455 Irvine Center Drive, Irvine,
CA 92618. It is a wholly owned subsidiary of The Capital Group Companies, Inc., a holding company for several investment management subsidiaries. Capital
Research and Management Company manages equity assets through two investment divisions, Capital World Investors and Capital Research Global Investors, and
manages fixed-income assets through its Fixed Income division. Capital World
Investors and Capital Research Global Investors generally function separately from each other with respect to investment research activities and make investment and proxy voting decisions on an independent basis.

The investment adviser has adopted policies and procedures that address issues that may arise as a result of an investment professional's management of the fund and other funds and accounts. Potential issues could involve allocation of investment opportunities and trades among funds and accounts, use of information regarding the timing of fund trades, investment

                     American High-Income Trust -- Page 22

professional compensation and voting relating to portfolio securities. The investment adviser believes that its policies and procedures are reasonably designed to address these issues.

COMPENSATION OF INVESTMENT PROFESSIONALS -- As described in the prospectus, the investment adviser uses a system of multiple portfolio counselors in managing fund assets. In addition, Capital Research and Management Company's investment analysts may make investment decisions with respect to a portion of a fund's portfolio within their research coverage.

Portfolio counselors and investment analysts are paid competitive salaries by
Capital Research and Management Company. In addition, they may receive bonuses based on their individual portfolio results. Investment professionals also may participate in profit-sharing plans. The relative mix of compensation represented by bonuses, salary and profit-sharing plans will vary depending on the individual's portfolio results, contributions to the organization and other factors.

To encourage a long-term focus, bonuses based on investment results are calculated by comparing pretax total investment returns to relevant benchmarks over the most recent year, a four-year rolling average and an eight-year rolling average with much greater weight placed on the four-year and eight-year rolling averages. For portfolio counselors, benchmarks may include measures of the marketplaces in which the fund invests and measures of the results of comparable mutual funds. For investment analysts, benchmarks may include relevant market measures and appropriate industry or sector indexes reflecting their areas of expertise. Capital Research and Management Company also subjectively compensates analysts for their contributions to the research process. The fund's portfolio counselors may be measured against one or more of the following benchmarks, depending on his or her investment focus: Credit
Suisse High Yield Index and Lipper High Current Yield Bond Funds Average.

PORTFOLIO COUNSELOR FUND HOLDINGS AND OTHER MANAGED ACCOUNTS -- As described below, portfolio counselors may personally own shares of the fund. In addition, portfolio counselors may manage portions of other mutual funds or accounts advised by Capital Research and Management Company or its affiliates.

                     American High-Income Trust -- Page 23

THE FOLLOWING TABLE REFLECTS INFORMATION AS OF SEPTEMBER 30, 2007:

                                                                                      NUMBER
                                                   NUMBER             NUMBER          OF OTHER
                                                   OF OTHER           OF OTHER        ACCOUNTS
                                                  REGISTERED           POOLED           THAT
                                                  INVESTMENT         INVESTMENT      PORTFOLIO
                                               COMPANIES (RICS)    VEHICLES (PIVS)   COUNSELOR
                                                     THAT               THAT          MANAGES
                                                   PORTFOLIO          PORTFOLIO      (ASSETS OF
                                 DOLLAR RANGE      COUNSELOR          COUNSELOR        OTHER
                                   OF FUND          MANAGES            MANAGES        ACCOUNTS
  PORTFOLIO                         SHARES      (ASSETS OF RICS    (ASSETS OF PIVS       IN
  COUNSELOR                        OWNED/1/     IN BILLIONS)/2/    IN BILLIONS)/3/   BILLIONS)/4
--------------------------------------------------------------------------------------------------

 Abner D. Goldstine               $500,001 -      4      $233.4         None             None
                                  $1,000,000
--------------------------------------------------------------------------------------------------
 David C. Barclay                    Over         4      $249.8       4      $1.38    16    $4.53
                                  $1,000,000
--------------------------------------------------------------------------------------------------
 Susan M. Tolson                  $500,001 -      3      $148.2         None           2    $0.58
                                  $1,000,000
--------------------------------------------------------------------------------------------------
 David Daigle                     $100,001 -        None                None             None
                                   $500,000
--------------------------------------------------------------------------------------------------
 Marcus B. Linden                 $100,001 -        None                None           3     $0.91
                                   $500,000
--------------------------------------------------------------------------------------------------

/1/  Ownership disclosure is made using the following ranges: None; $1 - $10,000;
     $10,001 - $50,000; $50,001 - $100,000; $100,001 - $500,000; $500,001 -
     $1,000,000; and Over $1,000,000. The amounts listed include shares owned through The Capital Group Companies, Inc. retirement plan and 401(k) plan.
/2/  Indicates fund(s) where the portfolio counselor also has significant responsibilities for the day to day management of the fund(s). Assets noted are the total net assets of the registered investment companies and are not indicative of the total assets managed by the individual, which is a substantially lower amount. No fund has an advisory fee that is based on the performance of the fund.
/3/  Represents funds advised or sub-advised by Capital Research and Management
     Company and sold outside the United States and/ or fixed-income assets in institutional accounts managed by investment adviser subsidiaries of Capital
     Group International, Inc., an affiliate of Capital Research and Management
     Company. Assets noted are the total net assets of the funds or accounts and are not indicative of the total assets managed by the individual, which is a substantially lower amount. No fund or account has an advisory fee that is based on the performance of the fund or account.
/4/  Reflects other professionally managed accounts held at companies affiliated with Capital Research and Management Company. Personal brokerage accounts of portfolio counselors and their families are not reflected.

INVESTMENT ADVISORY AND SERVICE AGREEMENT -- The Investment Advisory and Service
Agreement (the "Agreement") between the fund and the investment adviser will continue in effect until October 31, 2008, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (a) the board of trustees, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (b) the vote of a majority of trustees who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the investment adviser has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The
Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days' written notice to the other party, and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940
Act).

                     American High-Income Trust -- Page 24

In addition to providing investment advisory services, the investment adviser furnishes the services and pays the compensation and travel expenses of persons to perform the fund's executive, administrative, clerical and bookkeeping functions, and provides suitable office space, necessary small office equipment and utilities, general purpose accounting forms, supplies and postage used at the fund's offices. The fund pays all expenses not assumed by the investment adviser, including, but not limited to: custodian, stock transfer and dividend disbursing fees and expenses; shareholder recordkeeping and administrative expenses; costs of the designing, printing and mailing of reports, prospectuses, proxy statements and notices to its shareholders; taxes; expenses of the issuance and redemption of fund shares (including stock certificates, registration and qualification fees and expenses); expenses pursuant to the fund's plans of distribution (described below); legal and auditing expenses;
compensation, fees and expenses paid to independent trustees; association dues;
costs of stationery and forms prepared exclusively for the fund; and costs of assembling and storing shareholder account data.

The management fee is based upon the daily net assets of the fund and monthly gross investment income. Gross investment income is determined in accordance with generally accepted accounting principles and does not include gains or losses from sales of capital assets.

The management fee is based on the following annualized rates and daily net asset levels:

                                Net asset level

       RATE                 IN EXCESS OF                    UP TO
-----------------------------------------------------------------------------

       0.30%              $             0              $    60,000,000
-----------------------------------------------------------------------------
       0.21                    60,000,000                 1,000,000,00
-----------------------------------------------------------------------------
       0.18                 1,000,000,000                3,000,000,000
-----------------------------------------------------------------------------
       0.16                 3,000,000,000                6,000,000,000
-----------------------------------------------------------------------------
       0.15                 6,000,000,000               10,000,000,000
-----------------------------------------------------------------------------
       0.14                10,000,000,000               15,000,000,000
-----------------------------------------------------------------------------
      0.135                15,000,000,000
-----------------------------------------------------------------------------

The Agreement also provides for fees based on monthly gross investment income at the following annualized rates:

                            Monthly gross income

         RATE                 IN EXCESS OF                    UP TO
------------------------------------------------------------------------------

        3.00%                  $         0                 $ 8,333,333
------------------------------------------------------------------------------
        2.50                     8,333,333                  25,000,000
------------------------------------------------------------------------------
        2.00                    25,000,000                  50,000,000
------------------------------------------------------------------------------
        1.50                    50,000,000
------------------------------------------------------------------------------

                     American High-Income Trust -- Page 25

The investment adviser has agreed that in the event the Class A expenses of the fund (with the exclusion of interest, taxes, brokerage costs, distribution expenses pursuant to a plan under rule 12b-1 and extraordinary expenses such as litigation and acquisitions or other expenses excludable under applicable state securities laws or regulations) for any fiscal year ending on a date on which the Agreement is in effect exceed the expense limitations, if any, applicable to the fund pursuant to state securities laws or any related regulations, it will reduce its fee by the extent of such excess and, if required pursuant to any such laws or any regulations thereunder, will reimburse the fund in the amount of such excess. To the extent the fund's management fee must be waived due to
Class A share expense ratios exceeding the above limit, management fees will be reduced similarly for all classes of shares of the fund, or other Class A fees will be waived in lieu of management fees.

For the fiscal years ended September 30, 2007, 2006 and 2005, the investment adviser was entitled to receive from the fund management fees of $40,887,000,
$35,055,000 and $32,867,000, respectively. After giving effect to the management fee waivers and advisory fee reduction described below, the fund paid the investment adviser management fees of $36,798,000 (a reduction of $4,089,000),
$31,549,000 (a reduction of $3,506,000) and , $30,394,000 (a reduction of
$2,473,000) for the fiscal years ended September 30, 2007, 2006 and 2005, respectively.

For the period from September 1, 2004 through March 31, 2005, the investment adviser agreed to waive 5% of the management fees that it was otherwise entitled to receive under the Agreement. Beginning April 1, 2005, this waiver increased to 10% of the management fees that the investment adviser is otherwise entitled to receive and this waiver is expected to continue at this level until further review. As a result of this waiver, management fees are reduced similarly for all classes of shares of the fund.

ADMINISTRATIVE SERVICES AGREEMENT -- The Administrative Services Agreement (the
"Administrative Agreement") between the fund and the investment adviser relating to the fund's Class C, F, R and 529 shares will continue in effect until October
31, 2008, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by the vote of a majority of trustees who are not parties to the
Administrative Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The fund may terminate the Administrative Agreement at any time by vote of a majority of independent trustees. The investment adviser has the right to terminate the Administrative Agreement upon 60 days' written notice to the fund. The Administrative Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

Under the Administrative Agreement, the investment adviser provides certain transfer agent and administrative services for shareholders of the fund's Class
C and F shares, and Class R and 529 shares. The investment adviser may contract with third parties, including American Funds Service Company, the fund's
Transfer Agent, to provide some of these services. Services include, but are not limited to, shareholder account maintenance, transaction processing, tax information reporting and shareholder and fund communications. In addition, the investment adviser monitors, coordinates and oversees the activities performed by third parties providing such services. For Class R-1 and R-2 shares, the investment adviser has agreed to pay a portion of the fees payable under the
Administrative Agreement that would otherwise have been paid by the fund. For the year ended September 30, 2007, the total fees paid by the investment adviser were $241,000.

                     American High-Income Trust -- Page 26

The investment adviser receives an administrative services fee at the annual rate of up to 0.15% of the average daily net assets for Class C, F, R (excluding
Class R-5 shares) and 529 shares for administrative services provided to these share classes. Administrative services fees are paid monthly and accrued daily.
The investment adviser uses a portion of this fee to compensate third parties for administrative services provided to the fund. Of the remainder, the investment adviser does not retain more than 0.05% of the average daily net assets for each applicable share class. For Class R-5 shares, the administrative services fee is calculated at the annual rate of up to 0.10% of the average daily net assets. The administrative services fee includes compensation for transfer agent and shareholder services provided to the fund's Class C, F, R and
529 shares. In addition to making administrative service fee payments to unaffiliated third parties, the investment adviser also makes payments from the administrative services fee to American Funds Service Company according to a fee schedule contained in a Shareholder Services Agreement between the fund and
American Funds Service Company.

During the 2007 fiscal year, administrative services fees, gross of any payments made by the investment adviser, were:

                                             ADMINISTRATIVE SERVICES FEE
------------------------------------------------------------------------------

               CLASS C                               $1,409,000
------------------------------------------------------------------------------
               CLASS F                                1,225,000
------------------------------------------------------------------------------
             CLASS 529-A                                108,000
------------------------------------------------------------------------------
             CLASS 529-B                                 22,000
------------------------------------------------------------------------------
             CLASS 529-C                                 53,000
------------------------------------------------------------------------------
             CLASS 529-E                                  6,000
------------------------------------------------------------------------------
             CLASS 529-F                                  5,000
------------------------------------------------------------------------------
              CLASS R-1                                  25,000
------------------------------------------------------------------------------
              CLASS R-2                                 750,000
------------------------------------------------------------------------------
              CLASS R-3                                 386,000
------------------------------------------------------------------------------
              CLASS R-4                                 160,000
------------------------------------------------------------------------------
              CLASS R-5                                 117,000
------------------------------------------------------------------------------

PRINCIPAL UNDERWRITER AND PLANS OF DISTRIBUTION -- American Funds Distributors,
Inc. (the "Principal Underwriter") is the principal underwriter of the fund's shares. The Principal Underwriter is located at 333 South Hope Street, Los
Angeles, CA 90071; 6455 Irvine Center Drive, Irvine, CA 92618; 3500 Wiseman
Boulevard, San Antonio, TX 78251; 8332 Woodfield Crossing Boulevard,
Indianapolis, IN 46240; and 5300 Robin Hood Road, Norfolk, VA 23513.

The Principal Underwriter receives revenues relating to sales of the fund's shares, as follows:

     .    For Class A and 529-A shares, the Principal Underwriter receives commission revenue consisting of the balance of the Class A and 529-A sales charge remaining after the allowances by the Principal
          Underwriter to investment dealers.

                     American High-Income Trust -- Page 27

     .    For Class B and 529-B shares, the Principal Underwriter sells its rights to the 0.75% distribution-related portion of the 12b-1 fees paid by the fund, as well as any contingent deferred sales charges, to a third party. The Principal Underwriter compensates investment dealers for sales of Class B and 529-B shares out of the proceeds of this sale and keeps any amounts remaining after this compensation is paid.

     .    For Class C and 529-C shares, the Principal Underwriter receives any contingent deferred sales charges that apply during the first year after purchase.

In addition, the fund reimburses the Principal Underwriter for advancing immediate service fees to qualified dealers and advisers upon the sale of Class
B, 529-B, C and 529-C shares. The fund also reimburses the Principal Underwriter for service fees (and, in the case of 529-E shares, commissions) paid on a quarterly basis to qualified dealers and advisers in connection with investments in Class F, 529-F, 529-E, R-1, R-2, R-3 and R-4 shares.

Commissions, revenue or service fees retained by the Principal Underwriter after allowances or compensation to dealers were:

                                         COMMISSIONS,        ALLOWANCE OR
                                           REVENUE           COMPENSATION
               FISCAL YEAR/PERIOD       OR FEES RETAINED       TO DEALERS
---------------------------------------------------------------------------

   CLASS A           2007                 $8,687,000          $33,413,000
                     2006                  6,330,000           24,405,000
                     2005                  6,367,000           24,580,000
---------------------------------------------------------------------------
   CLASS B           2007                    371,000            1,823,000
                     2006                    287,000            1,917,000
                     2005                    375,000            2,510,000
---------------------------------------------------------------------------
  CLASS C            2007                         --            2,971,000
                     2006                         --            1,844,000
                     2005                         --            1,627,000
---------------------------------------------------------------------------
 CLASS 529-A         2007                    185,000              697,000
                     2006                    148,000              560,000
                     2005                    124,000              474,000
---------------------------------------------------------------------------
 CLASS 529-B         2007                 $   12,000          $    74,000
                     2006                     11,000               70,000
                     2005                     18,000               98,000
---------------------------------------------------------------------------
 CLASS 529-C         2007                         --              144,000
                     2006                         --              100,000
                     2005                      5,000               83,000
---------------------------------------------------------------------------

                     American High-Income Trust -- Page 28

Plans of distribution -- The fund has adopted plans of distribution (the
"Plans") pursuant to rule 12b-1 under the 1940 Act. The Plans permit the fund to expend amounts to finance any activity primarily intended to result in the sale of fund shares, provided the fund's board of trustees has approved the category of expenses for which payment is being made.

Each Plan is specific to a particular share class of the fund. As the fund has not adopted a Plan for Class R-5, no 12b-1 fees are paid from Class R-5 share assets and the following disclosure is not applicable to Class R-5.

Payments under the Plans may be made for service-related and/or distribution-related expenses. Service-related expenses include paying service fees to qualified dealers. Distribution-related expenses include commissions paid to qualified dealers. The amounts actually paid under the Plans for the past fiscal year, expressed as a percentage of the fund's average daily net assets attributable to the applicable share class, are disclosed in the prospectus under "Fees and expenses of the fund." Further information regarding the amounts available under each Plan is in the "Plans of Distribution" section of the prospectus.

Following is a brief description of the Plans:

     CLASS A AND 529-A -- For Class A and 529-A shares, up to 0.25% of the fund's average daily net assets attributable to such shares is reimbursed to the Principal Underwriter for paying service-related expenses, and the balance available under the applicable Plan may be paid to the Principal
     Underwriter for distribution-related expenses. The fund may annually expend up to 0.30% for Class A shares and 0.50% for Class 529-A shares under the applicable Plan.

     Distribution-related expenses for Class A and 529-A shares include dealer commissions and wholesaler compensation paid on sales of shares of $1 million or more purchased without a sales charge. Commissions on these "no load" purchases (which are described in further detail under the "Sales
     Charges" section of this document) in excess of the Class A and 529-A Plan limitations and not reimbursed to the Principal Underwriter during the most recent fiscal quarter are recoverable for five quarters, provided

                     American High-Income Trust -- Page 29

     that the reimbursement of such commissions does not cause the fund to exceed the annual expense limit. After five quarters, these commissions are not recoverable.

     CLASS B AND 529-B -- The Plans for Class B and 529-B shares provide for payments to the Principal Underwriter of up to 0.25% of the fund's average daily net assets attributable to such shares for paying service-related expenses and 0.75% for distribution-related expenses, which include the financing of commissions paid to qualified dealers.

     OTHER SHARE CLASSES (CLASS C, 529-C, F, 529-F, 529-E, R-1, R-2, R-3 AND
     R-4) -- The Plans for each of the other share classes that have adopted
     Plans provide for payments to the Principal Underwriter for paying service-related and distribution-related expenses of up to the following amounts of the fund's average daily net assets attributable to such shares:

                                                                        TOTAL
                                           SERVICE    DISTRIBUTION    ALLOWABLE
                                           RELATED      RELATED         UNDER
                  SHARE CLASS            PAYMENTS/1/  PAYMENTS/1/    THE PLANS/2/
----------------------------------------------------------------------------------

          Class C                           0.25%        0.75%          1.00%
----------------------------------------------------------------------------------
          Class 529-C                       0.25         0.75           1.00
----------------------------------------------------------------------------------
          Class F                           0.25           --           0.50
----------------------------------------------------------------------------------
          Class 529-F                       0.25           --           0.50
----------------------------------------------------------------------------------
          Class 529-E                       0.25         0.25           0.75
----------------------------------------------------------------------------------
          Class R-1                         0.25         0.75           1.00
----------------------------------------------------------------------------------
          Class R-2                         0.25         0.50           1.00
----------------------------------------------------------------------------------
          Class R-3                         0.25         0.25           0.75
----------------------------------------------------------------------------------
          Class R-4                         0.25           --           0.50
----------------------------------------------------------------------------------

     /1/ Amounts in these columns represent the amounts approved by the board of trustees under the applicable Plan.
     /2/ The fund may annually expend the amounts set forth in this column under the current Plans with the approval of the board of trustees.

                     American High-Income Trust -- Page 30

During the 2007 fiscal year, 12b-1 expenses accrued and paid, and if applicable, unpaid, were:

                                                      12B-1 UNPAID LIABILITY
                               12B-1 EXPENSES              OUTSTANDING
------------------------------------------------------------------------------

        CLASS A                 $23,491,000                 $2,096,000
------------------------------------------------------------------------------
        CLASS B                   7,823,000                    617,000
------------------------------------------------------------------------------
        CLASS C                  10,021,000                    863,000
------------------------------------------------------------------------------
        CLASS F                   2,630,000                    386,000
------------------------------------------------------------------------------
      CLASS 529-A                   240,000                     35,000
------------------------------------------------------------------------------
      CLASS 529-B                   198,000                     18,000
------------------------------------------------------------------------------
      CLASS 529-C                   480,000                     45,000
------------------------------------------------------------------------------
      CLASS 529-E                    31,000                      3,000
------------------------------------------------------------------------------
      CLASS 529-F                        --                         --
------------------------------------------------------------------------------
       CLASS R-1                    106,000                     11,000
------------------------------------------------------------------------------
       CLASS R-2                    935,000                     85,000
------------------------------------------------------------------------------
       CLASS R-3                    833,000                     75,000
------------------------------------------------------------------------------
       CLASS R-4                    245,000                     24,000
------------------------------------------------------------------------------

Approval of the Plans -- As required by rule 12b-1 and the 1940 Act, the Plans
(together with the Principal Underwriting Agreement) have been approved by the full board of trustees and separately by a majority of the independent trustees of the fund who have no direct or indirect financial interest in the operation of the Plans or the Principal Underwriting Agreement. In addition, the selection and nomination of independent trustees of the fund are committed to the discretion of the independent trustees during the existence of the Plans.

Potential benefits of the Plans to the fund include quality shareholder services, savings to the fund in transfer agency costs, and benefits to the investment process from growth or stability of assets. The Plans may not be amended to increase materially the amount spent for distribution without shareholder approval. Plan expenses are reviewed quarterly by the board of trustees and the Plans must be renewed annually by the board of trustees.

OTHER COMPENSATION TO DEALERS -- As of January 2007, the top dealers (or their affiliates) that American Funds Distributors anticipates will receive additional compensation (as described in the prospectus) include:

     A. G. Edwards & Sons, Inc.
     AIG Advisors Group:
          Advantage Capital Corporation
          AIG Financial Advisors, Inc.
          American General Securities Incorporated
          FSC Securities Corporation
          Royal Alliance Associates, Inc.

                     American High-Income Trust -- Page 31

     AXA Advisors, LLC
     Cadaret, Grant & Co., Inc.
     Cambridge Investment Research, Inc.
     Commonwealth Financial Network
     Cuna Brokerage Services, Inc.
     Deutsche Bank Securities Inc.
     Edward Jones
     Genworth Financial Securities Corporation
     Hefren-Tillotson, Inc.
     HTK/Janney Montgomery Group:
          Hornor, Townsend & Kent, Inc.
          Janney Montgomery Scott LLC
     ING Advisors Network Inc.:
          Bancnorth Investment Group, Inc.
          Financial Network Investment Corporation
          Guaranty Brokerage Services, Inc.
          ING Financial Partners, Inc.
          Multi-Financial Securities Corporation
          Primevest Financial Services, Inc.
     InterSecurities/Transamerica:
          InterSecurities, Inc.
          Transamerica Financial Advisors, Inc.
     J.J.B. Hilliard/PNC Bank:
          J.J.B. Hilliard, W.L. Lyons, Inc.
          PNC Bank, National Association
          PNC Brokerage Corp.
          PNC Investments LLC
     Lincoln Financial Advisors Corporation:
          Lincoln Financial Advisors Corporation
          Jefferson Pilot Securities Corporation
     LPL Financial Services:
          Linsco/Private Ledger Corp.
          Uvest Investment Services
     Merrill Lynch, Pierce, Fenner & Smith Incorporated
     Metlife Enterprises:
          Metlife Securities Inc.
          Tower Square Securities
          New England Securities
          Walnut Street Securities, Inc.
     MML Investors Services, Inc.
     Morgan Keegan & Company, Inc.
     Morgan Stanley DW Inc.
     National Planning Holdings Inc.:
          Invest Financial Corporation
          Investment Centers of America, Inc.
          National Planning Corporation
          SII Investments, Inc.
     NFP Securities, Inc.
     Northwestern Mutual Investment Services, LLC
     Pacific Select Distributors Inc.:

                     American High-Income Trust -- Page 32

          Associated Securities Corp.
          Contemporary Financial Solutions, Inc.
          M.L. Stern & Co., LLC
          Mutual Service Corporation
          Sorrento Pacific Financial, LLC
          United Planners' Financial Services of America
          Waterstone Financial Group, Inc.
     Park Avenue Securities LLC
     Princor Financial Services Corporation
     Raymond James Group:
          Raymond James & Associates, Inc.
          Raymond James Financial Services Inc.
     RBC Dain Rauscher Inc.
     Robert W. Baird & Co. Incorporated
     Securian/C.R.I.:
          CRI Securities, LLC
          Securian Financial Services, Inc.
     Smith Barney
     U.S. Bancorp Investments, Inc.
     UBS Financial Services Inc.
     First Clearing LLC
     Wells Fargo Investments, L.L.C.

                      EXECUTION OF PORTFOLIO TRANSACTIONS

The investment adviser places orders with broker-dealers for the fund's portfolio transactions. Purchases and sales of equity securities on a securities exchange or an over-the-counter market are effected through broker-dealers who receive commissions for their services. Generally, commissions relating to securities traded on foreign exchanges will be higher than commissions relating to securities traded on U.S. exchanges and may not be subject to negotiation.
Equity securities may also be purchased from underwriters at prices that include underwriting fees. Purchases and sales of fixed-income securities are generally made with an issuer or a primary market-maker acting as principal with no stated
brokerage commission. The price paid to an underwriter for fixed-income securities includes underwriting fees. Prices for fixed-income securities in secondary trades usually include undisclosed compensation to the market-maker reflecting the spread between the bid and ask prices for the securities.

In selecting broker-dealers, the investment adviser strives to obtain "best execution" (the most favorable total price reasonably attainable under the circumstances) for the fund's portfolio transactions, taking into account a variety of factors. These factors include the size and type of transaction, the nature and character of the markets for the security to be purchased or sold, the cost, quality and reliability of the executions and the broker-dealer's ability to offer liquidity and anonymity. The investment adviser considers these factors which involve qualitative judgments when selecting broker-dealers and execution venues for fund portfolio transactions. The investment adviser views best execution as a process that should be evaluated over time as part of an overall relationship with particular broker-dealer firms rather than on a trade-by-trade basis. The fund does not consider the investment adviser as having an obligation to obtain the lowest commission rate available for a portfolio transaction to the exclusion of price, service and qualitative considerations.

                     American High-Income Trust -- Page 33

The investment adviser may execute portfolio transactions with broker-dealers who provide certain brokerage and/or investment research services to it, but only when in the investment adviser's judgment the broker-dealer is capable of providing best execution for that transaction. The receipt of these services permits the investment adviser to supplement its own research and analysis and makes available the views of, and information from, individuals and the research staffs of other firms. Such views and information may be provided in the form of written reports, telephone contacts and meetings with securities analysts. These services may include, among other things, reports and other communications with respect to individual companies, industries, countries and regions, economic, political and legal developments, as well as setting up meetings with corporate executives and seminars and conferences related to relevant subject matters. The investment adviser considers these services to be supplemental to its own internal research efforts and therefore the receipt of investment research from broker-dealers does not tend to reduce the expenses involved in the investment adviser's research efforts. If broker-dealers were to discontinue providing such services it is unlikely the investment adviser would attempt to replicate them on its own, in part because they would then no longer provide an independent, supplemental viewpoint. Nonetheless, if it were to attempt to do so, the investment adviser would incur substantial additional costs. Research services that the investment adviser receives from broker-dealers may be used by the investment adviser in servicing the fund and other funds and accounts that it advises; however, not all such services will necessarily benefit the fund.

The investment adviser may pay commissions in excess of what other broker-dealers might have charged - including on an execution-only basis - for certain portfolio transactions in recognition of brokerage and/or investment research services provided by a broker-dealer. In this regard, the investment adviser has adopted a brokerage allocation procedure consistent with the requirements of Section 28(e) of the U.S. Securities Exchange Act of 1934.
Section 28(e) permits an investment adviser to cause an account to pay a higher commission to a broker-dealer that provides certain brokerage and/or investment research services to the investment adviser, if the investment adviser makes a good faith determination that such commissions are reasonable in relation to the value of the services provided by such broker-dealer to the investment adviser in terms of that particular transaction or the investment adviser's overall responsibility to the fund and other accounts that it advises. Certain brokerage and/or investment research services may not necessarily benefit all accounts paying commissions to each such broker-dealer; therefore, the investment adviser assesses the reasonableness of commissions in light of the total brokerage and investment research services provided by each particular broker-dealer. In accordance with its internal brokerage allocation procedure, the investment adviser periodically assesses the brokerage and investment research services provided by each broker-dealer from whom it receives such services. Using its judgment, the investment adviser then creates lists with suggested levels of commissions for particular broker-dealers and provides those lists to its trading desks. Neither the investment adviser nor the fund incurs any obligation to any broker-dealer to pay for research by generating trading commissions. The actual level of business received by any broker-dealer may be less then the suggested level of commissions and can, and often does, exceed the suggested level in the normal course of business. As part of its ongoing relationships with broker-dealers, the investment adviser routinely meets with firms, typically at the firm's request, to discuss the level and quality of the brokerage and research services provided, as well as the perceived value and cost of such services. In valuing the brokerage and investment research services the investment adviser receives from broker-dealers for its good faith determination of reasonableness, the investment adviser does not attribute a dollar value to such services, but rather takes various factors into consideration, including the quantity, quality and usefulness of the services to the investment adviser.

                     American High-Income Trust -- Page 34

The investment adviser seeks, on an ongoing basis, to determine what the reasonable levels of commission rates are in the marketplace. The investment adviser takes various considerations into account when evaluating such reasonableness, including, (a) rates quoted by broker-dealers, (b) the size of a particular transaction in terms of the number of shares and dollar amount, (c)
the complexity of a particular transaction, (d) the nature and character of the markets on which a particular trade takes place, (e) the ability of a broker-dealer to provide anonymity while executing trades, (f) the ability of a broker-dealer to execute large trades while minimizing market impact, (g) the extent to which a broker-dealer has put its own capital at risk, (h) the level and type of business done with a particular broker-dealer over a period of time,
(i) historical commission rates, and (j) commission rates that other institutional investors are paying.

When executing portfolio transactions in the same equity security for the funds and accounts, or portions of funds and accounts, over which the investment adviser, through its equity investment divisions, has investment discretion, each of the investment divisions will normally aggregate its respective purchases or sales and execute them as part of the same transaction or series of transactions. When executing portfolio transactions in the same fixed-income security for the fund and the other funds or accounts over which it or one of its affiliated companies has investment discretion, the investment adviser will normally aggregate such purchases or sales and execute them as part of the same transaction or series of transactions. The objective of aggregating purchases and sales of a security is to allocate executions in an equitable manner among the funds and other accounts that have concurrently authorized a transaction in such security.

The investment adviser may place orders for the fund's portfolio transactions with broker-dealers who have sold shares in the funds managed by the investment adviser or its affiliated companies; however, it does not give consideration to whether a broker-dealer has sold shares of the funds managed by the investment adviser or its affiliated companies when placing any such orders for the fund's portfolio transactions.

Brokerage commissions paid on portfolio transactions, including investment dealer concessions on underwritings, if applicable, for the fiscal years ended
September 30, 2007, 2006 and 2005 amounted to $31,435,000, $22,826,000 and
$17,010,000. With respect to fixed-income securities, brokerage commissions include explicit investment dealer concessions and may exclude other transaction costs which may be reflected in the spread between the bid and asked price.
During these years the volume of securities purchased by the fund in underwritten offerings increased, resulting in an increase in brokerage concessions paid on portfolio transactions.

The fund is required to disclose information regarding investments in the securities of its "regular" broker-dealers (or parent companies of its regular broker-dealers) that derive more than 15% of their revenue from broker-dealer, underwriter or investment adviser activities. A regular broker-dealer is (a) one of the 10 broker-dealers that received from the fund the largest amount of brokerage commissions by participating, directly or indirectly, in the fund's portfolio transactions during the fund's most recent fiscal year; (b) one of the
10 broker-dealers that engaged as principal in the largest dollar amount of portfolio transactions of the fund during the fund's most recent fiscal year; or
(c) one of the 10 broker-dealers that sold the largest amount of securities of the fund during the fund's most recent fiscal year.

At the end of the fund's most recent fiscal year, the fund's regular broker-dealers included Lazard Ltd. and Morgan Stanley. As of the fund's most recent fiscal year-end, the fund held debt

                     American High-Income Trust -- Page 35

securities of Lazard Ltd. in the amount of $23,947,000 and Morgan Stanley in the amount of $5,781,000.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

The fund's investment adviser, on behalf of the fund, has adopted policies and procedures with respect to the disclosure of information about fund portfolio securities. These policies and procedures have been reviewed by the fund's board of trustees and compliance will be periodically assessed by the board in connection with reporting from the fund's Chief Compliance Officer.

Under these policies and procedures, the fund's complete list of portfolio holdings available for public disclosure, dated as of the end of each calendar quarter, is permitted to be posted on the American Funds website no earlier than the tenth day after such calendar quarter. In practice, the public portfolio typically is posted on the website approximately 45 days after the end of the calendar quarter. Such portfolio holdings information may then be disclosed to any person pursuant to an ongoing arrangement to disclose portfolio holdings information to such person no earlier than one day after the day on which the information is posted on the American Funds website. The fund's custodian, outside counsel and auditor, each of which requires portfolio holdings information for legitimate business and fund oversight purposes, may receive the information earlier.

Affiliated persons of the fund as described above who receive portfolio holdings information are subject to restrictions and limitations on the use and handling of such information pursuant to applicable codes of ethics, including requirements to maintain the confidentiality of such information, preclear securities trades and report securities transactions activity, as applicable.
Third party service providers of the fund receiving such information are subject to confidentiality obligations. When portfolio holdings information is disclosed other than through the American Funds website to persons not affiliated with the fund (which, as described above, would typically occur no earlier than one day after the day on which the information is posted on the American Funds website), such persons may be bound by agreements (including confidentiality agreements)
that restrict and limit their use of the information to legitimate business uses only. Neither the fund nor its investment adviser or any affiliate thereof receives compensation or other consideration in connection with the disclosure of information about portfolio securities.

Subject to board policies, the authority to disclose a fund's portfolio holdings, and to establish policies with respect to such disclosure, resides with the appropriate investment-related committees of the fund's investment adviser. In exercising their authority, the committees determine whether disclosure of information about the fund's portfolio securities is appropriate and in the best interest of fund shareholders. The investment adviser has implemented policies and procedures to address conflicts of interest that may arise from the disclosure of fund holdings. For example, the investment adviser's code of ethics specifically requires, among other things, the safeguarding of information about fund holdings and contains prohibitions designed to prevent the personal use of confidential, proprietary investment information in a way that would conflict with fund transactions. In addition, the investment adviser believes that its current policy of not selling portfolio holdings information and not disclosing such information to unaffiliated third parties until such holdings have been made public on the American Funds website
(other than to certain fund service providers for legitimate business and fund oversight purposes) helps reduce potential conflicts of interest between fund shareholders and the investment adviser and its affiliates.

                     American High-Income Trust -- Page 36

                                PRICE OF SHARES

Shares are purchased at the offering price or sold at the net asset value price next determined after the purchase or sell order is received and accepted by the fund or the Transfer Agent; the offering or net asset value price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers or their authorized designees, accepted by the Principal Underwriter, the Transfer Agent, a dealer or any of their designees. In the case of orders sent directly to the fund or the Transfer
Agent, an investment dealer should be indicated. The dealer is responsible for promptly transmitting purchase and sell orders to the Principal Underwriter.

Orders received by the investment dealer or authorized designee, the Transfer
Agent or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Note that investment dealers or other intermediaries may have their own rules about share transactions and may have earlier cut-off times than those of the fund. For more information about how to purchase through your intermediary, contact your intermediary directly.

Prices that appear in the newspaper do not always indicate prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day's closing price, while purchases and redemptions are made at the next calculated price. The price you pay for shares, the offering price, is based on the net asset value per share, which is calculated once daily as of approximately 4 p.m. New York time, which is the normal close of trading on the New York Stock Exchange, each day the Exchange is open. If, for example, the Exchange closes at 1 p.m., the fund's share price would still be determined as of 4 p.m. New York time. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day; Martin Luther King, Jr.
Day; Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day;
Thanksgiving; and Christmas Day. Each share class of the fund has a separately calculated net asset value (and share price).

All portfolio securities of funds managed by Capital Research and Management
Company (other than money market funds) are valued, and the net asset values per share for each share class are determined, as indicated below. The fund follows standard industry practice by typically reflecting changes in its holdings of portfolio securities on the first business day following a portfolio trade.

1.    Equity securities, including depositary receipts, are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities are valued at prices obtained from an independent pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. The pricing services base bond prices on, among other things, an evaluation of the yield curve as of approximately 3 p.m. New York time. The fund's investment adviser performs certain checks on these prices prior to calculation of the fund's net asset value.

Securities with both fixed-income and equity characteristics (e.g., convertible bonds, preferred stocks, units comprised of more than one type of security, etc.), or equity securities traded prin-

                     American High-Income Trust -- Page 37

cipally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser.

Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity, or if already held on the 60th day, based on the value determined on the 61st day. Forward currency contracts are valued at the mean of representative quoted bid and asked prices.

Assets or liabilities initially expressed in terms of non-U.S. currencies are translated prior to the next determination of the net asset value of the fund's shares into U.S. dollars at the prevailing market rates.

Securities and assets for which market quotations are not readily available or are considered unreliable are valued at fair value as determined in good faith under policies approved by the fund's board. Subject to board oversight, the fund's board has delegated the obligation to make fair valuation determinations to a valuation committee established by the fund's investment adviser. The board receives regular reports describing fair-valued securities and the valuation methods used.

The valuation committee has adopted guidelines and procedures (consistent with
SEC rules and guidance) to ensure that certain basic principles and factors are considered when making all fair value determinations. As a general principle, securities lacking readily available market quotations, or that have quotations that are considered unreliable by the investment adviser, are valued in good faith by the valuation committee based upon what the fund might reasonably expect to receive upon their current sale. The valuation committee considers all indications of value available to it in determining the fair value to be assigned to a particular security, including, without limitation, the type and cost of the security, contractual or legal restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security and changes in overall market conditions.

2.   Each class of shares represents interests in the same portfolio of investments and is identical in all respects to each other class, except for differences relating to distribution, service and other charges and expenses, certain voting rights, differences relating to eligible investors, the designation of each class of shares, conversion features and exchange privileges. Expenses attributable to the fund, but not to a particular class of shares, are borne by each class pro rata based on relative aggregate net assets of the classes. Expenses directly attributable to a class of shares are borne by that class of shares. Liabilities, including accruals of taxes and other expense items attributable to particular share classes, are deducted from total assets attributable to such share classes.

3.   Net assets so obtained for each share class are then divided by the total number of shares outstanding of that share class, and the result, rounded to the nearest cent, is the net asset value per share for that share class.

                     American High-Income Trust -- Page 38

                            TAXES AND DISTRIBUTIONS

FUND TAXATION -- The fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"). A
regulated investment company qualifying under Subchapter M of the Code is required to distribute to its shareholders at least 90% of its investment company taxable income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually 100% of its investment company taxable income and net realized capital gains in the manner required under the
Code. The fund intends to distribute annually all of its investment company taxable income and net realized capital gains and therefore does not expect to pay federal income tax, although in certain circumstances, the fund may determine that it is in the interest of shareholders to distribute less than that amount.

To be treated as a regulated investment company under Subchapter M of the Code, the fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the fund's assets and 10% of the outstanding voting securities of such issuer) and
(ii) not more than 25% of the value of its assets is invested in the securities of (other than U.S. government securities or the securities of other regulated investment companies) any one issuer; two or more issuers which the fund controls and which are determined to be engaged in the same or similar trades or businesses; or the securities of certain publicly traded partnerships.

Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the
"distributed amount" for such calendar year. The term "required distribution"
means the sum of (a) 98% of ordinary income (generally net investment income)
for the calendar year, (b) 98% of capital gain (both long-term and short-term)
for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year) and
(c) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term
"distributed amount" generally means the sum of (a) amounts actually distributed by the fund from its current year's ordinary income and capital gain net income and (b) any amount on which the fund pays income tax during the periods described above. Although the fund intends to distribute its net investment income and net capital gains so as to avoid excise tax liability, the fund may determine that it is in the interest of shareholders to distribute a lesser amount.

The following information may not apply to you if you hold fund shares in a tax-deferred account, such as a retirement plan or education savings account.
Please see your tax adviser for more information.

                     American High-Income Trust -- Page 39

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS -- Dividends and capital gain distributions on fund shares will be reinvested in shares of the fund of the same class, unless shareholders indicate in writing that they wish to receive them in cash or in shares of the same class of other American Funds, as provided in the prospectus. Dividends and capital gain distributions by 529 share classes will be automatically reinvested.

Distributions of investment company taxable income and net realized capital gains to  shareholders will be taxable whether received in shares or in cash, unless such shareholders are exempt from taxation. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of that share on the reinvestment date. Dividends and capital gain distributions by the fund to a tax-deferred retirement plan account are not taxable currently.

     DIVIDENDS -- The fund intends to follow the practice of distributing substantially all of its investment company taxable income. Investment company taxable income generally includes dividends, interest, net short-term capital gains in excess of net long-term capital losses, and certain foreign currency gains, if any, less expenses and certain foreign currency losses.

     Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time the fund accrues receivables or liabilities denominated in a foreign currency and the time the fund actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as Section 988 gains or losses, may increase or decrease the amount of the fund's investment company taxable income to be distributed to its shareholders as ordinary income.

     If the fund invests in stock of certain passive foreign investment companies, the fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the fund's holding period for the stock. The distribution or gain so allocated to any taxable year of the fund, other than the taxable year of the excess distribution or disposition, would be taxed to the fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the fund's investment company taxable income and, accordingly, would not be taxable to the fund to the extent distributed by the fund as a dividend to its shareholders.

     To avoid such tax and interest, the fund intends to elect to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time. Under this election, deductions for losses are allowable only to the extent of any prior recognized gains, and both gains and losses will be treated as ordinary income or loss. The fund will be required to distribute any resulting income, even though it has not sold the security and received cash to pay such distributions. Upon disposition of these

                     American High-Income Trust -- Page 40

     securities, any gain recognized is treated as ordinary income and loss is treated as ordinary loss to the extent of any prior recognized gain.

     Dividends from domestic corporations may comprise some portion of the fund's gross income. To the extent that such dividends constitute any of the fund's gross income, a portion of the income distributions of the fund may be eligible for the deduction for dividends received by corporations.
     Corporate shareholders will be informed of the portion of dividends that so qualifies. The dividends-received deduction is reduced to the extent that either the fund shares, or the underlying shares of stock held by the fund, with respect to which dividends are received, are treated as debt-financed under federal income tax law, and is eliminated if the shares are deemed to have been held by the shareholder or the fund, as the case may be, for less than 46 days during the 90-day period beginning on the date that is 45 days before the date on which the shares become ex-dividend. Capital gain distributions are not eligible for the dividends-received deduction.

     A portion of the difference between the issue price of zero coupon securities and their face value (original issue discount) is considered to be income to the fund each year, even though the fund will not receive cash interest payments from these securities. This original issue discount
     (imputed income) will comprise a part of the investment company taxable income of the fund that must be distributed to shareholders in order to maintain the qualification of the fund as a regulated investment company and to avoid federal income taxation at the level of the fund.

     The price of a bond purchased after its original issuance may reflect market discount which, depending on the particular circumstances, may affect the tax character and amount of income required to be recognized by a fund holding the bond. In determining whether a bond is purchased with market discount, certain de minimis rules apply.

     Dividend and interest income received by the fund from sources outside the
     United States may be subject to withholding and other taxes imposed by such foreign jurisdictions. Tax conventions between certain countries and the
     United States, however, may reduce or eliminate these foreign taxes. Some foreign countries impose taxes on capital gains with respect to investments by foreign investors.

     CAPITAL GAIN DISTRIBUTIONS -- The fund also intends to follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. Net capital gains for a fiscal year are computed by taking into account any capital loss carryforward of the fund.

     If any net long-term capital gains in excess of net short-term capital losses are retained by the fund for reinvestment, requiring federal income taxes to be paid thereon by the fund, the fund intends to elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains taxable to individual shareholders at a maximum 15% capital gains rate, will be able to claim a pro rata share of federal income taxes paid by the fund on such gains as a credit against personal federal income tax liability, and will be entitled to increase the adjusted tax basis on fund shares by the difference between a pro rata share of the retained gains and such shareholder's related tax credit.

                     American High-Income Trust -- Page 41

SHAREHOLDER TAXATION -- In January of each year, individual shareholders holding fund shares in taxable accounts will receive a statement of the federal income tax status of all distributions. Shareholders of the fund also may be subject to state and local taxes on distributions received from the fund.

     DIVIDENDS -- Fund dividends are taxable to shareholders as ordinary income.
     All or a portion of a fund's dividend distribution may be a "qualified dividend." If the fund meets the applicable holding period requirement, it will distribute dividends derived from qualified corporation dividends to shareholders as qualified dividends. Interest income from bonds and money market instruments and nonqualified foreign dividends will be distributed to shareholders as nonqualified fund dividends. The fund will report on
     Form 1099-DIV the amount of each shareholder's dividend that may be treated as a qualified dividend. If a shareholder other than a corporation meets the requisite holding period requirement, qualified dividends are taxable at a maximum rate of 15%.

     CAPITAL GAINS -- Distributions of the excess of net long-term capital gains over net short-term capital losses that the fund properly designates as
     "capital gain dividends" generally will be taxable as long-term capital gain. Regardless of the length of time the shares of the fund have been held by a shareholder, a capital gain distribution by the fund is subject to a maximum tax rate of 15%. Any loss realized upon the redemption of shares held at the time of redemption for six months or less from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains during such six-month period.

Distributions by the fund result in a reduction in the net asset value of the fund's shares. Investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will subsequently receive a partial return of their investment capital upon payment of the distribution, which will be taxable to them.

The fund may make the election permitted under Section 853 of the Code so that shareholders may (subject to limitations) be able to claim a credit or deduction on their federal income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid by the fund to foreign countries (such taxes relate primarily to investment income). The fund may make an election under Section 853 of the Code, provided that more than 50% of the value of the total assets of the fund at the close of the taxable year consists of securities of foreign corporations. The foreign tax credit available to shareholders is subject to certain limitations imposed by the Code.

Redemptions of shares, including exchanges for shares of other American Funds, may result in federal, state and local tax consequences (gain or loss) to the shareholder.

If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge for shares of the fund, or of a different fund, the sales charge previously incurred in acquiring the fund's shares will not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purposes of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other fund(s).

                     American High-Income Trust -- Page 42

Any loss realized on a redemption or exchange of shares of the fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of. Any loss disallowed under this rule will be added to the shareholder's tax basis in the new shares purchased.

The fund will be required to report to the IRS all distributions of investment company taxable income and capital gains as well as gross proceeds from the redemption or exchange of fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the
Code, distributions of investment company taxable income and capital gains and proceeds from the redemption or exchange of a regulated investment company may be subject to backup withholding of federal income tax in the case of non-exempt
U.S. shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if the fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons (i.e., U.S. citizens and residents and
U.S. corporations, partnerships, trusts and estates). Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or a lower rate under an applicable income tax treaty) on dividend income received by the shareholder.

Shareholders should consult their tax advisers about the application of federal, state and local tax law in light of their particular situation.

                     American High-Income Trust -- Page 43

UNLESS OTHERWISE NOTED, ALL REFERENCES IN THE FOLLOWING PAGES TO CLASS A, B, C
OR F SHARES ALSO REFER TO THE CORRESPONDING CLASS 529-A, 529-B, 529-C OR 529-F
SHARES. CLASS 529 SHAREHOLDERS SHOULD ALSO REFER TO THE APPLICABLE PROGRAM
DESCRIPTION FOR INFORMATION ON POLICIES AND SERVICES SPECIFICALLY RELATING TO
THESE ACCOUNTS. SHAREHOLDERS HOLDING SHARES THROUGH AN ELIGIBLE RETIREMENT PLAN
SHOULD CONTACT THEIR PLAN'S ADMINISTRATOR OR RECORDKEEPER FOR INFORMATION
REGARDING PURCHASES, SALES AND EXCHANGES.

                        PURCHASE AND EXCHANGE OF SHARES

PURCHASES BY INDIVIDUALS -- As described in the prospectus, you may generally open an account and purchase fund shares by contacting a financial adviser or investment dealer authorized to sell the fund's shares. You may make investments by any of the following means:

     CONTACTING YOUR FINANCIAL ADVISER -- Deliver or mail a check to your financial adviser.

     BY MAIL -- for initial investments, you may mail a check, made payable to the fund, directly to the address indicated on the account application.
     Please indicate an investment dealer on the account application. You may make additional investments by filling out the "Account Additions" form at the bottom of a recent account statement and mailing the form, along with a check made payable to the fund, using the envelope provided with your account statement.

     The amount of time it takes for us to receive regular U.S. postal mail may vary and there is no assurance that we will receive such mail on the day you expect. Mailing addresses for regular U.S. postal mail can be found in the prospectus. To send investments or correspondence to us via overnight mail or courier service, use any of the following addresses:

           American Funds
           8332 Woodfield Crossing Blvd.
           Indianapolis, IN 46240-2482

           American Funds
           3500 Wiseman Blvd.
           San Antonio, TX 78251-4321

           American Funds
           5300 Robin Hood Rd.
           Norfolk, VA  23513-2407

     BY TELEPHONE -- using the American FundsLine. Please see the "Shareholder account services and privileges" section of this document for more information regarding this service.

     BY INTERNET -- using americanfunds.com. Please see the "Shareholder account services and privileges" section of this document for more information regarding this service.

                     American High-Income Trust -- Page 44

     BY WIRE -- If you are making a wire transfer, instruct your bank to wire funds to:

           Wells Fargo Bank
           ABA Routing No. 121000248
           Account No. 4600-076178

           Your bank should include the following information when wiring funds:

           For credit to the account of:
           American Funds Service Company
           (fund's name)

           For further credit to:
           (shareholder's fund account number)
           (shareholder's name)

     You may contact American Funds Service Company at 800/421-0180 if you have questions about making wire transfers.

OTHER PURCHASE INFORMATION -- The Principal Underwriter will not knowingly sell shares of the fund directly or indirectly to any person or entity, where, after the sale, such person or entity would own beneficially directly or indirectly more than 4.5% of the outstanding shares of the fund without the consent of a majority of the fund's board.

Class 529 shares may be purchased only through CollegeAmerica by investors establishing qualified higher education savings accounts. Class 529-E shares may be purchased only by investors participating in CollegeAmerica through an eligible employer plan. Class R-5 shares are also available to clients of the
Personal Investment Management group of Capital Guardian Trust Company who do not have an intermediary associated with their accounts and without regard to the $1 million purchase minimum. In addition, the American Funds state tax-exempt funds are qualified for sale only in certain jurisdictions, and tax-exempt funds in general should not serve as retirement plan investments. The fund and the Principal Underwriter reserve the right to reject any purchase order.

PURCHASE MINIMUMS AND MAXIMUMS -- All investments are subject to the purchase minimums and maximums described in the prospectus. As noted in the prospectus, purchase minimums may be waived or reduced in certain cases.

In the case of American Funds non-tax-exempt funds, the initial purchase minimum of $25 may be waived for the following account types:

     .    Payroll deduction retirement plan accounts (such as, but not limited to, 403(b), 401(k), SIMPLE IRA, SARSEP and deferred compensation plan accounts); and

     .    Employer-sponsored CollegeAmerica accounts.

The following account types may be established without meeting the initial purchase minimum:

     .    Retirement accounts that are funded with employer contributions; and

     .    Accounts that are funded with monies set by court decree.

                     American High-Income Trust -- Page 45

The following account types may be established without meeting the initial purchase minimum, but shareholders wishing to invest in two or more funds must meet the normal initial purchase minimum of each fund:

     .    Accounts that are funded with (a) transfers of assets, (b) rollovers from retirement plans, (c) rollovers from 529 college savings plans or
          (d) required minimum distribution automatic exchanges; and

     .    American Funds money market fund accounts registered in the name of clients of Capital Guardian Trust Company's Personal Investment
          Management group.

Certain accounts held on the fund's books, known as omnibus accounts, contain multiple underlying accounts that are invested in shares of the fund. These underlying accounts are maintained by entities such as financial intermediaries and are subject to the applicable initial purchase minimums as described in the prospectus and statement of additional information.

EXCHANGES -- You may only exchange shares into other American Funds within the same share class. However, exchanges from Class A shares of The Cash Management
Trust of America may be made to Class B or C shares of other American Funds for dollar cost averaging purposes. Exchanges are not permitted from Class A shares of The Cash Management Trust of America to Class B or C shares of Intermediate
Bond Fund of America, Limited Term Tax-Exempt Bond Fund of America and
Short-Term Bond Fund of America. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from American Funds money market funds are subject to applicable sales charges on the fund being purchased, unless the money market fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions. Exchanges of Class F shares generally may only be made through fee-based programs of investment firms that have special agreements with the fund's distributor and certain registered investment advisers.

You may exchange shares of other classes by contacting the Transfer Agent, by contacting your investment dealer or financial adviser, by using American
FundsLine or americanfunds.com, or by telephoning 800/421-0180 toll-free, or faxing (see "American Funds Service Company service areas" in the prospectus for the appropriate fax numbers) the Transfer Agent. For more information, see
"Shareholder account services and privileges" below. THESE TRANSACTIONS HAVE THE
SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.

Shares held in employer-sponsored retirement plans may be exchanged into other
American Funds by contacting your plan administrator or recordkeeper. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received (see "Price of shares" above).

FREQUENT TRADING OF FUND SHARES -- As noted in the prospectus, certain redemptions may trigger a purchase block lasting 30 calendar days under the fund's "purchase blocking policy." Under this policy, systematic redemptions will not trigger a purchase block and systematic purchases will not be prevented. For purposes of this policy, systematic redemptions include, for example, regular periodic automatic redemptions and statement of intention escrow share redemptions. Systematic purchases include, for example, regular periodic automatic purchases and automatic reinvestments of dividends and capital gain distributions.

                     American High-Income Trust -- Page 46

OTHER POTENTIALLY ABUSIVE ACTIVITY -- In addition to implementing purchase blocks, American Funds Service Company will monitor for other types of activity that could potentially be harmful to the American Funds - for example, short-term trading activity in multiple funds. When identified, American Funds
Service Company will request that the shareholder discontinue the activity. If the activity continues, American Funds Service Company will freeze the shareholder account to prevent all activity other than redemptions of fund shares.

MOVING BETWEEN SHARE CLASSES

     If you wish to "move" your investment between share classes (within the same fund or between different funds), we generally will process your request as an exchange of the shares you currently hold for shares in the new class or fund. Below is more information about how sales charges are handled for various scenarios.

     EXCHANGING CLASS B SHARES FOR CLASS A SHARES -- If you exchange Class B shares for Class A shares during the contingent deferred sales charge period you are responsible for paying applicable deferred sales charges on
     Class B shares, but you will not be required to pay a Class A sales charge.
     If you exchange your Class B shares for Class A shares after the contingent deferred sales charge period you are responsible for paying any applicable
     Class A sales charges.

     If you redeem Class B shares after the contingent deferred sales charge period, you may either reinvest the proceeds in Class B shares or purchase
     Class A shares; if you purchase Class A shares you are responsible for paying any applicable Class A sales charges.

     EXCHANGING CLASS C SHARES FOR CLASS A SHARES -- If you exchange Class C shares for Class A shares, you are still responsible for paying any Class C contingent deferred sales charges and applicable Class A sales charges.

     EXCHANGING CLASS C SHARES FOR CLASS F SHARES -- If you are part of a qualified fee-based program and you wish to exchange your Class C shares for Class F shares to be held in the program, you are still responsible for paying any applicable Class C contingent deferred sales charges.

     EXCHANGING CLASS F SHARES FOR CLASS A SHARES -- You can exchange Class F shares held in a qualified fee-based program for Class A shares without paying an initial Class A sales charge if all of the following are met: (a)
     you are leaving or have left the fee-based program, (b) you have held the
     Class F shares in the program for at least one year, and (c) you notify
     American Funds Service Company of your request. If you have already redeemed your Class F shares, the foregoing requirements apply and you must purchase Class A shares within 90 days after redeeming your Class F shares.

     In addition, you may redeem Class F shares held in a fee-based brokerage account/ program for less than one year and with the redemption proceeds purchase Class A shares without a sales charge if the redemption is necessary to comply with the repeal of SEC Rule 202 under the Investment
     Advisers Act of 1940 and the transaction occurs prior to October 1, 2007, or such other date as determined by rule, regulation or court order.

                     American High-Income Trust -- Page 47

     EXCHANGING CLASS A SHARES FOR CLASS F SHARES -- If you are part of a qualified fee-based program and you wish to exchange your Class A shares for Class F shares to be held in the program, any Class A sales charges
     (including contingent deferred sales charges) that you paid or are payable will not be credited back to your account.

     EXCHANGING CLASS A SHARES FOR CLASS R SHARES -- Provided it is eligible to invest in Class R shares, a retirement plan currently invested in Class A shares may exchange its shares for Class R shares. Any Class A sales charges that the retirement plan previously paid will not be credited back to the plan's account.

     MOVING BETWEEN OTHER SHARE CLASSES -- If you desire to move your investment between share classes and the particular scenario is not described in this statement of additional information, please contact American Funds Service
     Company at 800/421-0180 for more information.

     NON-REPORTABLE TRANSACTIONS -- Automatic conversions described in the prospectus will be non-reportable for tax purposes. In addition, except in the case of a movement between a 529 share class and a non-529 share class, an exchange of shares from one share class of a fund to another share class of the same fund will be treated as a non-reportable exchange for tax purposes, provided that the exchange request is received in writing by
     American Funds Service Company and processed as a single transaction.

                                 SALES CHARGES

CLASS A PURCHASES

     PURCHASES BY CERTAIN 403(B) PLANS

     Individual 403(b) plans may be treated similarly to employer-sponsored plans for Class A sales charge purposes (i.e., individual participant accounts are eligible to be aggregated together) if: (a) the American Funds are principal investment options; (b) the employer facilitates the enrollment process by, for example, allowing for onsite group enrollment meetings held during working hours; and (c) there is only one dealer firm assigned to the plans.

     OTHER PURCHASES

     Pursuant to a determination of eligibility by a vice president or more senior officer of the Capital Research and Management Company Fund
     Administration Unit, or by his or her designee, Class A shares of the
     American Funds stock, stock/bond and bond funds may be sold at net asset value to:

     (1)  current or retired directors, trustees, officers and advisory board members of, and certain lawyers who provide services to, the funds managed by Capital Research and Management Company, current or retired employees of Washington Management Corporation, current or retired employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members and employees of the above persons, and trusts or plans primarily for such persons;

                     American High-Income Trust -- Page 48

     (2)  currently registered representatives and assistants directly employed by such representatives, retired registered representatives with respect to accounts established while active, or full-time employees
          (collectively, "Eligible Persons") (and their (a) spouses or equivalents if recognized under local law, (b) parents and children, including parents and children in step and adoptive relationships, sons-in-law and daughters-in-law, and (c) parents-in-law, if the
          Eligible Persons or the spouses, children or parents of the Eligible
          Persons are listed in the account registration with the
          parents-in-law) of dealers who have sales agreements with the
          Principal Underwriter (or who clear transactions through such dealers), plans for the dealers, and plans that include as participants only the Eligible Persons, their spouses, parents and/or children;

     (3)  currently registered investment advisers ("RIAs") and assistants directly employed by such RIAs, retired RIAs with respect to accounts established while active, or full-time employees (collectively,
          "Eligible Persons") (and their (a) spouses or equivalents if recognized under local law, (b) parents and children, including parents and children in step and adoptive relationships, sons-in-law and daughters-in-law and (c) parents-in-law, if the Eligible Persons or the spouses, children or parents of the Eligible Persons are listed in the account registration with the parents-in-law) of RIA firms that are authorized to sell shares of the funds, plans for the RIA firms, and plans that include as participants only the Eligible Persons, their spouses, parents and/or children;

     (4)  companies exchanging securities with the fund through a merger, acquisition or exchange offer;

     (5)  insurance company separate accounts;

     (6)  accounts managed by subsidiaries of The Capital Group Companies, Inc.;

     (7)  The Capital Group Companies, Inc., its affiliated companies and
          Washington Management Corporation;

     (8)  an individual or entity with a substantial business relationship with
          The Capital Group Companies, Inc. or its affiliates, or an individual or entity related or relating to such individual or entity;

     (9)  wholesalers and full-time employees directly supporting wholesalers involved in the distribution of insurance company separate accounts whose underlying investments are managed by any affiliate of The
          Capital Group Companies, Inc.; and

     (10) full-time employees of banks that have sales agreements with the
          Principal Underwriter, who are solely dedicated to directly supporting the sale of mutual funds.

     Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense. Once an account is established under this net asset value privilege, additional investments can be made at net asset value for the life of the account.

     TRANSFERS TO COLLEGEAMERICA -- A transfer from the Virginia Prepaid
     Education Program/SM/ or the Virginia Education Savings Trust/SM/ to a
     CollegeAmerica account will be made with no sales charge. No commission will be paid to the dealer on such a transfer.

                     American High-Income Trust -- Page 49

MOVING BETWEEN ACCOUNTS -- Investments in certain account types may be moved to other account types without incurring additional Class A sales charges. These transactions include, for example:

     .    redemption proceeds from a non-retirement account (for example, a joint tenant account) used to purchase fund shares in an IRA or other individual-type retirement account;

     .    required minimum distributions from an IRA or other individual-type retirement account used to purchase fund shares in a non-retirement account; and

     .    death distributions paid to a beneficiary's account that are used by the beneficiary to purchase fund shares in a different account.

LOAN REPAYMENTS -- Repayments on loans taken from a retirement plan or an individual-type retirement account are not subject to sales charges if American
Funds Service Company is notified of the repayment.

DEALER COMMISSIONS AND COMPENSATION -- Commissions (up to 1.00%) are paid to dealers who initiate and are responsible for certain Class A share purchases not subject to sales charges. These purchases consist of purchases of $1 million or more, purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees, and purchases made at net asset value by certain retirement plans, endowments and foundations with assets of $50 million or more. Commissions on such investments
(other than IRA rollover assets that roll over at no sales charge under the fund's IRA rollover policy as described in the prospectus) are paid to dealers at the following rates: 1.00% on amounts of less than $4 million, 0.50% on amounts of at least $4 million but less than $10 million and 0.25% on amounts of at least $10 million. Commissions are based on cumulative investments over the life of the account with no adjustment for redemptions, transfers, or market declines. For example, if a shareholder has accumulated investments in excess of
$4 million (but less than $10 million) and subsequently redeems all or a portion of the account(s), purchases following the redemption will generate a dealer commission of 0.50%.

A dealer concession of up to 1% may be paid by the fund under its Class A plan of distribution to reimburse the Principal Underwriter in connection with dealer and wholesaler compensation paid by it with respect to investments made with no initial sales charge.

                      SALES CHARGE REDUCTIONS AND WAIVERS

REDUCING YOUR CLASS A SALES CHARGE -- As described in the prospectus, there are various ways to reduce your sales charge when purchasing Class A shares.
Additional information about Class A sales charge reductions is provided below.

     STATEMENT OF INTENTION -- By establishing a statement of intention (the
     "Statement"), you enter into a nonbinding commitment to purchase shares of
     American Funds non-money market funds over a 13-month period and receive the same sales charge (expressed as a percentage of your purchases) as if all shares had been purchased at once.

     The Statement period starts on the date on which your first purchase made toward satisfying the Statement is processed. The market value of your existing holdings eligible to

                     American High-Income Trust -- Page 50

     be aggregated (see below) as of the day immediately before the start of the
     Statement period may be credited toward satisfying the Statement.

     The Statement may be revised upward at any time during the Statement period, and such a revision will be treated as a new Statement, except that the Statement period during which the purchases must be made will remain unchanged. Purchases made from the date of revision will receive the reduced sales charge, if any, resulting from the revised Statement.

     The Statement will be considered completed if the shareholder dies within the 13-month Statement period. Commissions to dealers will not be adjusted or paid on the difference between the Statement amount and the amount actually invested before the shareholder's death.

     When a shareholder elects to use a Statement, shares equal to 5% of the dollar amount specified in the Statement may be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified Statement period, the purchaser may be required to remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. Any dealers assigned to the shareholder's account at the time a purchase was made during the Statement period will receive a corresponding commission adjustment if appropriate. If the difference is not paid by the close of the Statement period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser may be liable to the Principal Underwriter for the balance still outstanding.

     Certain payroll deduction retirement plans purchasing Class A shares under a Statement on or before November 12, 2006, may continue to purchase Class
     A shares at the sales charge determined by that particular Statement until the plans' values reach the amounts specified in their Statements. Upon reaching such amounts, the Statements for these plans will be deemed completed and will terminate. After such termination, these plans are eligible for additional sales charge reductions by meeting the criteria under the fund's rights of accumulation policy.

     In addition, if you currently have individual holdings in American Legacy variable annuity contracts or variable life insurance policies that were established on or before March 31, 2007, you may continue to apply purchases under such contracts and policies to a Statement.

     Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms and those in the prospectus with their first purchase.

     AGGREGATION -- Qualifying investments for aggregation include those made by you and your "immediate family" as defined in the prospectus, if all parties are purchasing shares for their own accounts and/or:

                     American High-Income Trust -- Page 51

     .    individual-type employee benefit plans, such as an IRA, individual
          403(b) plan (see exception in "Purchases by certain 403(b) plans"
          under "Sales charges") or single-participant Keogh-type plan;

     .    business accounts solely controlled by you or your immediate family
          (for example, you own the entire business);

     .    trust accounts established by you or your immediate family (for trusts with only one primary beneficiary, upon the trustor's death the trust account may be aggregated with such beneficiary's own accounts; for trusts with multiple primary beneficiaries, upon the trustor's death the trustees of the trust may instruct American Funds Service Company to establish separate trust accounts for each primary beneficiary;
          each primary beneficiary's separate trust account may then be aggregated with such beneficiary's own accounts);

     .    endowments or foundations established and controlled by you or your immediate family; or

     .    529 accounts, which will be aggregated at the account owner level
          (Class 529-E accounts may only be aggregated with an eligible employer plan).

     Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

     .    for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;

     .    made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, excluding the individual-type employee benefit plans described above;

     .    for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares;

     .    for nonprofit, charitable or educational organizations, or any endowments or foundations established and controlled by such organizations, or any employer-sponsored retirement plans established for the benefit of the employees of such organizations, their endowments, or their foundations; or

     .    for individually established participant accounts of a 403(b) plan that is treated similarly to an employer-sponsored plan for sales charge purposes (see "Purchases by certain 403(b) plans" under "Sales charges" above), or made for two or more such 403(b) plans that are treated similarly to employer-sponsored plans for sales charge purposes, in each case of a single employer or affiliated employers as defined in the 1940 Act.

     Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

                     American High-Income Trust -- Page 52

     CONCURRENT PURCHASES -- As described in the prospectus, you may reduce your
     Class A sales charge by combining purchases of all classes of shares in the
     American Funds, as well as individual holdings in Endowments. Shares of money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge also qualify. However, direct purchases of American Funds money market funds are excluded. If you currently have individual holdings in American Legacy variable annuity contracts or variable life insurance policies that were established on or before March 31, 2007, you may continue to combine purchases made under such contracts and policies to reduce your Class A sales charge.

     RIGHTS OF ACCUMULATION -- Subject to the limitations described in the aggregation policy, you may take into account your accumulated holdings in all share classes of the American Funds, as well as your holdings in
     Endowments, to determine your sales charge on investments in accounts eligible to be aggregated. Direct purchases of American Funds money market funds are excluded. Subject to your investment dealer's or recordkeeper's capabilities, your accumulated holdings will be calculated as the higher of
     (a) the current value of your existing holdings (the "market value") or (b)
     the amount you invested (including reinvested dividends and capital gains, but excluding capital appreciation) less any withdrawals (the "cost value"). Depending on the entity on whose books your account is held, the value of your holdings in that account may not be eligible for calculation at cost value. For example, accounts held in nominee or street name may not be eligible for calculation at cost value and instead may be calculated at market value for purposes of rights of accumulation.

     The value of all of your holdings in accounts established in calendar year
     2005 or earlier will be assigned an initial cost value equal to the market value of those holdings as of the last business day of 2005. Thereafter, the cost value of such accounts will increase or decrease according to actual investments or withdrawals. You must contact your financial adviser or American Funds Service Company if you have additional information that is relevant to the calculation of the value of your holdings.

     When determining your American Funds Class A sales charge, if your investment is not in an employer-sponsored retirement plan, you may also continue to take into account the market value (as of the day prior to your
     American Funds investment) of your individual holdings in various American
     Legacy variable annuity contracts and variable life insurance policies that were established on or before March 31, 2007. An employer-sponsored retirement plan may also continue to take into account the market value of its investments in American Legacy Retirement Investment Plans that were established on or before March 31, 2007.

     You may not purchase Class B or 529-B shares if your combined American
     Funds and applicable American Legacy holdings cause you to be eligible to purchase Class A or 529-A shares at the $100,000 or higher sales charge discount rate, and you may not purchase Class C or 529-C shares if such combined holdings cause you to be eligible to purchase Class A or 529-A shares at the $1 million or more sales charge discount rate (i.e. at net asset value).

     If you make a gift of American Funds Class A shares, upon your request, you may purchase the shares at the sales charge discount allowed under rights of accumulation of all of your American Funds and applicable American
     Legacy accounts.

                     American High-Income Trust -- Page 53

CDSC WAIVERS FOR CLASS A, B AND C SHARES -- As noted in the prospectus, a contingent deferred sales charge ("CDSC") may be waived for redemptions due to death or postpurchase disability of a shareholder (this generally excludes accounts registered in the names of trusts and other entities). In the case of joint tenant accounts, if one joint tenant dies, a surviving joint tenant, at the time he or she notifies the Transfer Agent of the other joint tenant's death and removes the decedent's name from the account, may redeem shares from the account without incurring a CDSC. Redemptions made after the Transfer Agent is notified of the death of a joint tenant will be subject to a CDSC.

In addition, a CDSC may be waived for the following types of transactions, if together they do not exceed 12% of the value of an "account" (defined below)
annually (the "12% limit"):

     .    Required minimum distributions taken from retirement accounts upon the shareholder's attainment of age 70-1/2 (required minimum distributions that continue to be taken by the beneficiary(ies) after the account owner is deceased also qualify for a waiver).

     .    Redemptions through an automatic withdrawal plan (AWP) (see "Automatic withdrawals" under "Shareholder account services and privileges"
          below). For each AWP payment, assets that are not subject to a CDSC, such as appreciation on shares and shares acquired through reinvestment of dividends and/or capital gain distributions, will be redeemed first and will count toward the 12% limit. If there is an insufficient amount of assets not subject to a CDSC to cover a particular AWP payment, shares subject to the lowest CDSC will be redeemed next until the 12% limit is reached. Any dividends and/or capital gain distributions taken in cash by a shareholder who receives payments through an AWP will also count toward the 12% limit. In the case of an AWP, the 12% limit is calculated at the time an automatic redemption is first made, and is recalculated at the time each additional automatic redemption is made. Shareholders who establish an
          AWP should be aware that the amount of a payment not subject to a CDSC may vary over time depending on fluctuations in the value of their accounts. This privilege may be revised or terminated at any time.

     For purposes of this paragraph, "account" means:

     .    in the case of Class A shares, your investment in Class A shares of all American Funds (investments representing direct purchases of
          American Funds money market funds are excluded);

     .    in the case of Class B shares, your investment in Class B shares of the particular fund from which you are making the redemption; and

     .    in the case of Class C shares, your investment in Class C shares of the particular fund from which you are making the redemption.

CDSC waivers are allowed only in the cases listed here and in the prospectus.
For example, CDSC waivers will not be allowed on redemptions of Class 529-B and
529-C shares due to termination of CollegeAmerica; a determination by the
Internal Revenue Service that CollegeAmerica does not qualify as a qualified tuition program under the Code; proposal or enactment of law that eliminates or limits the tax-favored status of CollegeAmerica; or elimination of the fund by the Virginia College Savings Plan as an option for additional investment within
CollegeAmerica.

                     American High-Income Trust -- Page 54

                                 SELLING SHARES

The methods for selling (redeeming) shares are described more fully in the prospectus. If you wish to sell your shares by contacting American Funds Service
Company directly, any such request must be signed by the registered shareholders. To contact American Funds Service Company via overnight mail or courier service, see "Purchase and exchange of shares."

A signature guarantee may be required for certain redemptions. In such an event, your signature may be guaranteed by a domestic stock exchange or the Financial
Industry Regulatory Authority, bank, savings association or credit union that is an eligible guarantor institution. The Transfer Agent reserves the right to require a signature guarantee on any redemptions.

Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts. You must include with your written request any shares you wish to sell that are in certificate form.

If you sell Class A, B or C shares and request a specific dollar amount to be sold, we will sell sufficient shares so that the sale proceeds, after deducting any applicable CDSC, equals the dollar amount requested.

Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 10 business days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the 1940 Act), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.

You may request that redemption proceeds of $1,000 or more from money market funds be wired to your bank by writing American Funds Service Company. A signature guarantee is required on all requests to wire funds.

                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

The following services and privileges are generally available to all shareholders. However, certain services and privileges may not be available for
Class 529 shareholders or if your account is held with an investment dealer or through an employer-sponsored retirement plan.

AUTOMATIC INVESTMENT PLAN -- An automatic investment plan enables you to make monthly or quarterly investments in the American Funds through automatic debits from your bank account. To set up a plan, you must fill out an account application and specify the amount that you would like to invest and the date on which you would like your investments to occur. The plan will begin within 30 days after your account application is received. Your bank account will be debited on the day or a few days before your investment is made, depending on the bank's capabilities. The Transfer Agent will then invest your money into the fund you specified on or around the date you specified. If the date you specified falls on a weekend or holiday, your money will be invested on the following business day. However, if the following business day falls in the next month, your money will be invested on the business day immediately preceding the weekend or holiday. If your bank account cannot be debited due to insufficient funds, a stop-payment or the closing of the account, the plan may be terminated and the related investment reversed. You may change

                     American High-Income Trust -- Page 55

the amount of the investment or discontinue the plan at any time by contacting the Transfer Agent.

AUTOMATIC REINVESTMENT -- Dividends and capital gain distributions are reinvested in additional shares of the same class and fund at net asset value unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, the Transfer Agent or your investment dealer. Dividends and capital gain distributions paid to retirement plan shareholders or shareholders of the 529 share classes will be automatically reinvested.

If you have elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from American Funds
Service Company with regard to uncashed distribution checks, your distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares.

CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS -- For all share classes, except the 529 classes of shares, you may cross-reinvest dividends and capital gains (distributions) into other American Funds in the same share class at net asset value, subject to the following conditions:

(1)  the aggregate value of your account(s) in the fund(s) paying distributions equals or exceeds $5,000 (this is waived if the value of the account in the fund receiving the distributions equals or exceeds that fund's minimum initial investment requirement);

(2)  if the value of the account of the fund receiving distributions is below the minimum initial investment requirement, distributions must be automatically reinvested; and

(3)  if you discontinue the cross-reinvestment of distributions, the value of the account of the fund receiving distributions must equal or exceed the minimum initial investment requirement. If you do not meet this requirement within 90 days of notification, the fund has the right to automatically redeem the account.

AUTOMATIC EXCHANGES -- For all share classes, you may automatically exchange shares of the same class in amounts of $50 or more among any of the American
Funds on any day (or preceding business day if the day falls on a nonbusiness day) of each month you designate.

AUTOMATIC WITHDRAWALS -- For all share classes, except the R and 529 classes of shares, you may automatically withdraw shares from any of the American Funds.
You can make automatic withdrawals of $50 or more. You can designate the day of each period for withdrawals and request that checks be sent to you or someone else. Withdrawals may also be electronically deposited to your bank account. The
Transfer Agent will withdraw your money from the fund you specify on or around the date you specify. If the date you specified falls on a weekend or holiday, the redemption will take place on the previous business day. However, if the previous business day falls in the preceding month, the redemption will take place on the following business day after the weekend or holiday.

Withdrawal payments are not to be considered as dividends, yield or income.
Generally, automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder's

                     American High-Income Trust -- Page 56

account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.

Redemption proceeds from an automatic withdrawal plan are not eligible for reinvestment without a sales charge.

ACCOUNT STATEMENTS -- Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments, will be reflected on regular confirmation statements from the
Transfer Agent. Dividend and capital gain reinvestments, purchases through automatic investment plans and certain retirement plans, as well as automatic exchanges and withdrawals will be confirmed at least quarterly.

AMERICAN FUNDSLINE AND AMERICANFUNDS.COM -- You may check your share balance, the price of your shares or your most recent account transaction; redeem shares
(up to $75,000 per American Funds shareholder each day) from nonretirement plan accounts; or exchange shares around the clock with American FundsLine or using
americanfunds.com. To use American FundsLine, call 800/325-3590 from a
TouchTone(TM) telephone. Redemptions and exchanges through American FundsLine and americanfunds.com are subject to the conditions noted above and in
"Telephone and Internet purchases, redemptions and exchanges" below. You will need your fund number (see the list of the American Funds under "General information -- fund numbers"), personal identification number (generally the last four digits of your Social Security number or other tax identification number associated with your account) and account number.

Generally, all shareholders are automatically eligible to use these services.
However, if you are not currently authorized to do so, you may complete an
American FundsLink Authorization Form. Once you establish this privilege, you, your financial adviser or any person with your account information may use these services.

TELEPHONE AND INTERNET PURCHASES, REDEMPTIONS AND EXCHANGES -- By using the telephone (including American FundsLine) or the Internet (including
americanfunds.com), or fax purchase, redemption and/or exchange options, you agree to hold the fund, the Transfer Agent, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liabilities (including attorney fees) that may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these services. However, you may elect to opt out of these services by writing the Transfer Agent (you may also reinstate them at any time by writing the Transfer Agent). If the Transfer Agent does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, it and/or the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions or a natural disaster, redemption and exchange requests may be made in writing only.

CHECKWRITING -- You may establish check writing privileges for Class A shares
(but not Class 529-A shares) of American Funds money market funds upon meeting the fund's initial purchase minimum of $1,000. This can be done by using an account application. If you request check writing privileges, you will be provided with checks that you may use to draw against your account. These checks may be made payable to anyone you designate and must be signed by the authorized number of registered shareholders exactly as indicated on your account application.

                     American High-Income Trust -- Page 57

REDEMPTION OF SHARES -- The fund's declaration of trust permits the fund to direct the Transfer Agent to redeem the shares of any shareholder for their then current net asset value per share if at such time the shareholder of record owns shares having an aggregate net asset value of less than the minimum initial investment amount required of new shareholders as set forth in the fund's current registration statement under the 1940 Act, and subject to such further terms and conditions as the board of trustees of the fund may from time to time adopt.

SHARE CERTIFICATES -- Shares are credited to your account and certificates are not issued unless you request them by contacting the Transfer Agent.
Certificates are not available for the 529 or R share classes.

                              GENERAL INFORMATION

CUSTODIAN OF ASSETS -- Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by JPMorgan Chase Bank, 270 Park Avenue, New York, NY  10017-2070, as
Custodian. If the fund holds non-U.S. securities, the Custodian may hold these securities pursuant to subcustodial arrangements in non-U.S. banks or non-U.S.
branches of U.S. banks.

TRANSFER AGENT -- American Funds Service Company, a wholly owned subsidiary of the investment adviser, maintains the records of shareholder accounts, processes purchases and redemptions of the fund's shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. The principal office of American Funds Service Company is located at 6455 Irvine Center Drive, Irvine, CA 92618. American Funds Service
Company was paid a fee of $8,765,000 for Class A shares and $770,000 for Class B shares for the 2007 fiscal year. American Funds Service Company is also compensated for certain transfer agency services provided to all other share classes from the administrative services fees paid to Capital Research and
Management Company, as described under "Administrative services agreement."

In the case of certain shareholder accounts, third parties who may be unaffiliated with the investment adviser provide transfer agency and shareholder services in place of American Funds Service Company. These services are rendered under agreements with American Funds Service Company or its affiliates and the third parties receive compensation according to such agreements. Compensation for transfer agency and shareholder services, whether paid to American Funds
Service Company or such third parties, is ultimately paid from fund assets and is reflected in the expenses of the fund as disclosed in the prospectus.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM -- Deloitte & Touche LLP, 695 Town
Center Drive, Costa Mesa, California 92626, serves as the fund's independent registered public accounting firm, providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and
Exchange Commission. The financial statements included in this statement of additional information from the annual report, have been audited by Deloitte &
Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein. Such financial statements have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The selection of the fund's independent registered public accounting firm is reviewed and determined annually by the board of trustees.

                     American High-Income Trust -- Page 58

INDEPENDENT LEGAL COUNSEL -- Paul, Hastings, Janofsky & Walker LLP, 515 South
Flower Street, Los Angeles, CA 90071, serves as counsel for the fund and for independent trustees in their capacities as such. Certain legal matters in connection with certain shares of beneficial interest offered by the prospectus have been passed upon for the fund by Paul, Hastings, Janofsky & Walker LLP.
Counsel does not provide legal services to the fund's investment adviser or any of its affiliated companies. A determination with respect to the independence of the fund's "independent legal counsel" will be made at least annually by the independent trustees of the fund, as prescribed by the 1940 Act and related rules.

PROSPECTUSES, REPORTS TO SHAREHOLDERS AND PROXY STATEMENTS -- The fund's fiscal year ends on September 30. Shareholders are provided updated prospectuses annually and at least semiannually with reports showing the fund's investment portfolio or summary investment portfolio, financial statements and other information. The fund's annual financial statements are audited by the fund's independent registered public accounting firm, Deloitte & Touche LLP. In addition, shareholders may also receive proxy statements for the fund. In an effort to reduce the volume of mail shareholders receive from the fund when a household owns more than one account, the Transfer Agent has taken steps to eliminate duplicate mailings of prospectuses, shareholder reports and proxy statements. To receive additional copies of a prospectus, report or proxy statement, shareholders should contact the Transfer Agent.

Shareholders may also elect to receive updated prospectuses, annual reports and semi-annual reports electronically by signing up for electronic delivery on our website americanfunds.com. Upon opting in to the electronic delivery of updated prospectuses and other reports, a shareholder will no longer automatically receive such documents in paper form by mail. A shareholder who elects electronic delivery is able to cancel this service at any time and return to receiving updated prospectuses and other reports in paper form by mail.

SHAREHOLDER AND TRUSTEE RESPONSIBILITY -- Under the laws of certain states, including Massachusetts, where the fund was organized, and California, where the fund's principal office is located, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for the obligations of the fund. However, the risk of a shareholder incurring any financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations.
The Declaration of Trust contains an express disclaimer of shareholder liability for acts, omissions, obligations or affairs of the fund and provides that notice of the disclaimer may be given in each agreement, obligation, or instrument which is entered into or executed by the fund or trustees. The Declaration of
Trust provides for indemnification out of fund property of any shareholder held personally liable for the obligations of the fund and also provides for the fund to reimburse such shareholder for all legal and other expenses reasonably incurred in connection with any such claim or liability.

Under the Declaration of Trust, the trustees, officers, employees or agents of the fund are not liable for actions or failure to act; however, they are not protected from liability by reason of their willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

CODES OF ETHICS -- The fund and Capital Research and Management Company and its affiliated companies, including the fund's Principal Underwriter, have adopted codes of ethics that allow for personal investments, including securities in which the fund may invest from time to time. These codes include a ban on acquisitions of securities pursuant to an initial public offering; restrictions

                     American High-Income Trust -- Page 59

on acquisitions of private placement securities; preclearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.

LEGAL PROCEEDINGS -- On February 16, 2005, the NASD (now the Financial Industry
Regulatory Authority) filed an administrative complaint against the Principal
Underwriter. The complaint alleges violations of certain NASD rules by the
Principal Underwriter with respect to the selection of broker-dealer firms that buy and sell securities for mutual fund investment portfolios. The complaint seeks sanctions, restitution and disgorgement. On August 30, 2006, the NASD
Hearing Panel ruled against the Principal Underwriter and imposed a $5 million fine. The Principal Underwriter has appealed this decision to the NASD's
National Adjudicatory Council.

On March 24, 2005, the investment adviser and Principal Underwriter filed a complaint against the Attorney General of the State of California in Los Angeles
County Superior Court. The complaint alleged that the Attorney General threatened to take enforcement actions against the investment adviser and
Principal Underwriter that are without merit and preempted by federal law. On the same day, following the filing of the investment adviser's and Principal
Underwriter's complaint, the Attorney General of the State of California filed a complaint against the Principal Underwriter and investment adviser. Filed in Los
Angeles County Superior Court, the Attorney General's complaint alleged violations of certain sections of the California Corporations Code with respect to so-called "revenue sharing" disclosures in mutual fund prospectuses and statements of additional information. On November 22, 2005, the Los Angeles
Superior Court dismissed the Attorney General's complaint. The Attorney General subsequently appealed the Superior Court's decision to California's Court of
Appeal for the Second Appellate District. On January 26, 2007, the Court of
Appeal issued a ruling allowing the California Attorney General to proceed with his civil action.

The investment adviser and Principal Underwriter believe that the likelihood that these matters could have a material adverse effect on the fund or on the ability of the investment adviser or Principal Underwriter to perform their contracts with the fund is remote. In addition, class action lawsuits have been filed in the U.S. District Court, Central District of California, relating to these matters. The investment adviser believes that these suits are without merit and will defend itself vigorously. Further updates on these issues will be available on the American Funds website (americanfunds.com) under "American
Funds regulatory matters."

DETERMINATION OF NET ASSET VALUE, REDEMPTION PRICE AND MAXIMUM OFFERING PRICE
PER SHARE FOR CLASS A SHARES -- SEPTEMBER 30, 2007

Net asset value and redemption price per share
  (Net assets divided by shares outstanding). .                    $12.35
Maximum offering price per share
  (100/96.25 of net asset value per share,
  which takes into account the fund's current maximum
  sales charge). . . . . . . . . . . . . . . .                     $12.83

                     American High-Income Trust -- Page 60

OTHER INFORMATION -- The fund reserves the right to modify the privileges described in this statement of additional information at any time.

The financial statements, including the investment portfolio and the report of the fund's independent registered public accounting firm contained in the annual report, are included in this statement of additional information. The following information on fund numbers is not included in the annual report:

FUND NUMBERS -- Here are the fund numbers for use with our automated telephone line, American FundsLine/(R)/, or when making share transactions:

                                                                            FUND NUMBERS
                                                                 ------------------------------------
FUND                                                             CLASS A  CLASS B  CLASS C   CLASS F
-----------------------------------------------------------------------------------------------------

STOCK AND STOCK/BOND FUNDS
AMCAP Fund/(R)/  . . . . . . . . . . . . . . . . . . . . . . .     002      202      302       402
American Balanced Fund/(R)/  . . . . . . . . . . . . . . . . .     011      211      311       411
American Mutual Fund/(R)/  . . . . . . . . . . . . . . . . . .     003      203      303       403
Capital Income Builder/(R)/  . . . . . . . . . . . . . . . . .     012      212      312       412
Capital World Growth and Income Fund/SM/ . . . . . . . . . . .     033      233      333       433
EuroPacific Growth Fund/(R)/ . . . . . . . . . . . . . . . . .     016      216      316       416
Fundamental Investors/SM/  . . . . . . . . . . . . . . . . . .     010      210      310       410
The Growth Fund of America/(R)/  . . . . . . . . . . . . . . .     005      205      305       405
The Income Fund of America/(R)/  . . . . . . . . . . . . . . .     006      206      306       406
The Investment Company of America/(R)/ . . . . . . . . . . . .     004      204      304       404
The New Economy Fund/(R)/  . . . . . . . . . . . . . . . . . .     014      214      314       414
New Perspective Fund/(R)/  . . . . . . . . . . . . . . . . . .     007      207      307       407
New World Fund/SM/ . . . . . . . . . . . . . . . . . . . . . .     036      236      336       436
SMALLCAP World Fund/(R)/ . . . . . . . . . . . . . . . . . . .     035      235      335       435
Washington Mutual Investors Fund/SM/ . . . . . . . . . . . . .     001      201      301       401
BOND FUNDS
American High-Income Municipal Bond Fund/(R)/  . . . . . . . .     040      240      340       440
American High-Income Trust/SM/ . . . . . . . . . . . . . . . .     021      221      321       421
The Bond Fund of America/SM/ . . . . . . . . . . . . . . . . .     008      208      308       408
Capital World Bond Fund/(R)/ . . . . . . . . . . . . . . . . .     031      231      331       431
Intermediate Bond Fund of America/SM/  . . . . . . . . . . . .     023      223      323       423
Limited Term Tax-Exempt Bond Fund of America/SM/ . . . . . . .     043      243      343       443
Short-Term Bond Fund of America/SM/  . . . . . . . . . . . . .     048      248      348       448
The Tax-Exempt Bond Fund of America/(R)/ . . . . . . . . . . .     019      219      319       419
The Tax-Exempt Fund of California/(R)/*  . . . . . . . . . . .     020      220      320       420
The Tax-Exempt Fund of Maryland/(R)/*  . . . . . . . . . . . .     024      224      324       424
The Tax-Exempt Fund of Virginia/(R)/*  . . . . . . . . . . . .     025      225      325       425
U.S. Government Securities Fund/SM/  . . . . . . . . . . . . .     022      222      322       422
MONEY MARKET FUNDS
The Cash Management Trust of America/(R)/  . . . . . . . . . .     009      209      309       409
The Tax-Exempt Money Fund of America/SM/ . . . . . . . . . . .     039      N/A      N/A       N/A
The U.S. Treasury Money Fund of America/SM/  . . . . . . . . .     049      N/A      N/A       N/A
___________
*Qualified for sale only in certain jurisdictions.

                     American High-Income Trust -- Page 61

                                                 FUND NUMBERS
                                  ---------------------------------------------
                                   CLASS    CLASS    CLASS    CLASS     CLASS
FUND                               529-A    529-B    529-C    529-E     529-F
-------------------------------------------------------------------------------

STOCK AND STOCK/BOND FUNDS
AMCAP Fund  . . . . . . . . . .    1002     1202     1302     1502      1402
American Balanced Fund  . . . .    1011     1211     1311     1511      1411
American Mutual Fund  . . . . .    1003     1203     1303     1503      1403
Capital Income Builder  . . . .    1012     1212     1312     1512      1412
Capital World Growth and Income
Fund  . . . . . . . . . . . . .    1033     1233     1333     1533      1433
EuroPacific Growth Fund . . . .    1016     1216     1316     1516      1416
Fundamental Investors . . . . .    1010     1210     1310     1510      1410
The Growth Fund of America  . .    1005     1205     1305     1505      1405
The Income Fund of America  . .    1006     1206     1306     1506      1406
The Investment Company of
America . . . . . . . . . . . .    1004     1204     1304     1504      1404
The New Economy Fund  . . . . .    1014     1214     1314     1514      1414
New Perspective Fund  . . . . .    1007     1207     1307     1507      1407
New World Fund  . . . . . . . .    1036     1236     1336     1536      1436
SMALLCAP World Fund . . . . . .    1035     1235     1335     1535      1435
Washington Mutual Investors Fund
  . . . . . . . . . . . . . . .    1001     1201     1301     1501      1401
BOND FUNDS
American High-Income Trust  . .    1021     1221     1321     1521      1421
The Bond Fund of America  . . .    1008     1208     1308     1508      1408
Capital World Bond Fund . . . .    1031     1231     1331     1531      1431
Intermediate Bond Fund of
America . . . . . . . . . . . .    1023     1223     1323     1523      1423
Short-Term Bond Fund of America    1048     1248     1348     1548      1448
U.S. Government Securities Fund    1022     1222     1322     1522      1422
MONEY MARKET FUND
The Cash Management Trust of
America . . . . . . . . . . . .    1009     1209     1309     1509      1409

                                                    FUND NUMBERS
                                       ----------------------------------------
                                       CLASS   CLASS   CLASS   CLASS    CLASS
FUND                                    R-1     R-2     R-3     R-4      R-5
-------------------------------------------------------------------------------

STOCK AND STOCK/BOND FUNDS
AMCAP Fund . . . . . . . . . . . . .    2102    2202    2302    2402     2502
American Balanced Fund . . . . . . .    2111    2211    2311    2411     2511
American Mutual Fund . . . . . . . .    2103    2203    2303    2403     2503
Capital Income Builder . . . . . . .    2112    2212    2312    2412     2512
Capital World Growth and Income Fund    2133    2233    2333    2433     2533
EuroPacific Growth Fund  . . . . . .    2116    2216    2316    2416     2516
Fundamental Investors  . . . . . . .    2110    2210    2310    2410     2510
The Growth Fund of America . . . . .    2105    2205    2305    2405     2505
The Income Fund of America . . . . .    2106    2206    2306    2406     2506
The Investment Company of America  .    2104    2204    2304    2404     2504
The New Economy Fund . . . . . . . .    2114    2214    2314    2414     2514
New Perspective Fund . . . . . . . .    2107    2207    2307    2407     2507
New World Fund . . . . . . . . . . .    2136    2236    2336    2436     2536
SMALLCAP World Fund  . . . . . . . .    2135    2235    2335    2435     2535
Washington Mutual Investors Fund . .    2101    2201    2301    2401     2501
BOND FUNDS
American High-Income Municipal Bond
Fund . . . . . . . . . . . . . . . .     N/A     N/A     N/A     N/A     2540
American High-Income Trust . . . . .    2121    2221    2321    2421     2521
The Bond Fund of America . . . . . .    2108    2208    2308    2408     2508
Capital World Bond Fund  . . . . . .    2131    2231    2331    2431     2531
Intermediate Bond Fund of America  .    2123    2223    2323    2423     2523
Limited Term Tax-Exempt Bond Fund of
America. . . . . . . . . . . . . . .     N/A     N/A     N/A     N/A     2543
Short-Term Bond Fund of America. . .    2148    2248    2348    2448     2548
The Tax-Exempt Bond Fund of America      N/A     N/A     N/A     N/A     2519
The Tax-Exempt Fund of California* .     N/A     N/A     N/A     N/A     2520
The Tax-Exempt Fund of Maryland* . .     N/A     N/A     N/A     N/A     2524
The Tax-Exempt Fund of Virginia* . .     N/A     N/A     N/A     N/A     2525
U.S. Government Securities Fund  . .    2122    2222    2322    2422     2522
MONEY MARKET FUNDS
The Cash Management Trust of America    2109    2209    2309    2409     2509
The Tax-Exempt Money Fund of America     N/A     N/A     N/A     N/A     2539
The U.S. Treasury Money Fund of
America  . . . . . . . . . . . . . .    2149    2249    2349    2449     2549
___________
*Qualified for sale only in certain
jurisdictions.

                     American High-Income Trust -- Page 62

                                               FUND NUMBERS
                              -------------------------------------------------
                                       CLASS   CLASS   CLASS   CLASS    CLASS
FUND                          CLASS A   R-1     R-2     R-3     R-4      R-5
-------------------------------------------------------------------------------

AMERICAN FUNDS TARGET DATE RETIREMENT SERIES/(R)/
American Funds 2050 Target
Date Retirement Fund  . . .     069     2169    2269    2369    2469     2569
American Funds 2045 Target
Date Retirement Fund  . . .     068     2168    2268    2368    2468     2568
American Funds 2040 Target
Date Retirement Fund  . . .     067     2167    2267    2367    2467     2567
American Funds 2035 Target
Date Retirement Fund  . . .     066     2166    2266    2366    2466     2566
American Funds 2030 Target
Date Retirement Fund  . . .     065     2165    2265    2365    2465     2565
American Funds 2025 Target
Date Retirement Fund  . . .     064     2164    2264    2364    2464     2564
American Funds 2020 Target
Date Retirement Fund  . . .     063     2163    2263    2363    2463     2563
American Funds 2015 Target
Date Retirement Fund  . . .     062     2162    2262    2362    2462     2562
American Funds 2010 Target
Date Retirement Fund  . . .     061     2161    2261    2361    2461     2561

                     American High-Income Trust -- Page 63

The fund may also compare its investment results with the following:

(1)  The Credit Suisse First Boston High Yield Index is an unmanaged, trader priced portfolio constructed to mirror the high yield debt market (revisions to the index are effected weekly). The Index has several modules representing different sectors of the high yield market including a cash paying module, a zerofix module, a pay-in-kind module, and a defaulted module. The Index is divided into other categories including industry, rating, seniority, liquidity, market value, security price range, yield range and other sector divisions.
There are a total of 250 sectors which are followed by the Index.

(2)  Salomon Smith Barney High-Yield Index, which is a market value weighted index of bonds having a minimum issue size of $100 million, a minimum maturity of 10 years and that carry a minimum/maximum quality rating of C/BB+.

(3)  Salomon Smith Barney Broad Investment-Grade Bond Index, which is a market capitalization weighted index and includes Treasury, Government-sponsored mortgage and investment-grade fixed-rate corporates (Baa3/BBB) with a maturity of one year or longer and a minimum of $50 million outstanding at entry, and remain in the Index until their amount falls below $25 million.

(4)  Lipper's "High Current Yield" funds index, which is the arithmetic average of Total Return of a number of mutual funds with investment objectives and policies similar to those of the Fund, as published by Lipper Analytical
Services. The number of funds contained in the data base varies as funds are added or deleted over time.

(5)  Average of Savings Accounts, which is a measure of all kinds of savings deposits, including longer-term certificates (based on figures supplied by the
U.S. League of Savings Institutions). Savings accounts offer a guaranteed rate of return on principal, but no opportunity for capital growth. The period shown may include periods during which the maximum rates paid on some savings deposits were fixed by law.

                     American High-Income Trust -- Page 64

                                    APPENDIX

The following descriptions of debt security ratings are based on information provided by Moody's Investors Service and Standard & Poor's Corporation.

                          DESCRIPTION OF BOND RATINGS

MOODY'S
LONG-TERM RATING DEFINITIONS

Aaa
Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa
Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A
Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa
Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba
Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B
Obligations rated B are considered speculative and are subject to high credit risk.

Caa
Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca
Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C
Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

NOTE: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

                     American High-Income Trust -- Page 65

STANDARD & POOR'S
LONG-TERM ISSUE CREDIT RATINGS

AAA
An obligation rated AAA has the highest rating assigned by Standard & Poor's.
The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA
An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, AND C
Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated B is more vulnerable to nonpayment than obligations rated
BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC
An obligation rated CC is currently highly vulnerable to nonpayment.

                     American High-Income Trust -- Page 66

C
The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D
An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

PLUS (+) OR MINUS (-)
The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

FITCH
LONG-TERM CREDIT RATINGS

AAA
Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA
Very high credit quality. 'AA' ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments.
This capacity is not significantly vulnerable to foreseeable events.

A
High credit quality. 'A' ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB
Good credit quality. 'BBB' ratings indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

BB
Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time;
however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

                     American High-Income Trust -- Page 67

B
Highly speculative.

     .    For issuers and performing obligations, 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

     .    For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of 'R1' (outstanding).

CCC

     .    For issuers and performing obligations, default is a real possibility.
          Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

     .    For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery.
          Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery
          Rating of 'R2' (superior), or 'R3' (good) or 'R4' (average).

CC

     .    For issuers and performing obligations, default of some kind appears probable.

     .    For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of 'R4' (average) or 'R5' (below average).

C

     .    For issuers and performing obligations, default is imminent.

     .    For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of 'R6' (poor).

RD
Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D
Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as the following:

     The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the
     'AAA' Long-term rating category, to categories below 'CCC', or to
     Short-term ratings other than 'F1'. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.

                     American High-Income Trust -- Page 68

                    DESCRIPTION OF COMMERCIAL PAPER RATINGS

MOODY'S
COMMERCIAL PAPER RATINGS (HIGHEST THREE RATINGS)

P-1
Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2
Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3
Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

STANDARD & POOR'S
COMMERCIAL PAPER RATINGS (HIGHEST THREE RATINGS)

A-1
A short-term obligation rated A-1 is rated in the highest category by Standard &
Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2
A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated A-3 exhibits adequate protection parameters.
However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                     American High-Income Trust -- Page 69

[logo – American Funds®]

American High-Income TrustSM
Investment portfolio

September 30, 2007

Bonds, notes & other debt instruments — 89.57%	Principal amount (000)	Market value (000)

CORPORATE BONDS, NOTES & LOANS — 83.18%
CONSUMER DISCRETIONARY — 25.35%
CCH II, LLC and CCH II Capital Corp. 10.25% 2010	$14,105	$14,493
Charter Communications Holdings, LLC and Charter Communications Holdings Capital Corp. 11.75% 2011	6,000	5,782
Charter Communications Holdings, LLC and Charter Communications Holdings Capital Corp. 13.50% 2011	5,525	5,560
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 8.00% 2012[1]	61,665	61,665
Charter Communications Holdings, LLC and Charter Communications Holdings Capital Corp. 12.125% 2012	2,850	2,747
CCO Holdings, LLC and CCO Holdings Capital Corp. 8.75% 2013	50,065	50,566
Charter Communications Operating, LLC, Term Loan Facilities B, Delayed Draw, 7.13% 2014[2,3,4]	79,400	76,919
Charter Communications Operating, LLC, Term Loan Facilities B, 7.36% 2014[2,3,4]	54,550	52,845
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 8.375% 2014[1]	37,800	38,178
CCH I, LLC and CCH I Capital Corp. 11.00% 2015	41,075	41,794
Univision Communications, Inc., Second Lien Term Loan, 7.629% 2009[2,3,4]	11,595	11,518
Univision Communications Inc. 7.85% 2011	12,535	12,598
Univision Communications, Inc., First Lien Term Loan B, 7.61% 2014[2,3,4]	49,975	47,414
Univision Communications Inc. 9.75% 2015[1,5]	76,050	74,529
General Motors Corp. 6.375% 2008	695	690
General Motors Corp. 7.20% 2011	83,370	79,827
General Motors Corp. 7.125% 2013	16,575	15,249
General Motors Corp. 7.25% 2013	€3,000	4,032
General Motors Corp. 7.70% 2016	$10,870	9,783
General Motors Corp. 8.80% 2021	29,975	27,652
General Motors Corp. 8.25% 2023	3,650	3,212
General Motors Corp. 8.375% 2033	5,000	4,406
Michaels Stores, Inc., Term Loan B, 7.625% 2013[2,3,4]	20,202	19,628
Michaels Stores, Inc. 10.00% 2014	76,550	78,846
Michaels Stores, Inc. 0%/13.00% 2016[6]	17,700	10,708
Michaels Stores, Inc. 11.375% 2016	9,250	9,504
K. Hovnanian Enterprises, Inc. 10.50% 2007	5,000	5,000
K. Hovnanian Enterprises, Inc. 6.00% 2010	5,275	4,141
K. Hovnanian Enterprises, Inc. 8.875% 2012	20,915	15,791
K. Hovnanian Enterprises, Inc. 7.75% 2013	16,225	11,682
K. Hovnanian Enterprises, Inc. 6.375% 2014	11,150	8,697
K. Hovnanian Enterprises, Inc. 6.50% 2014	2,655	2,078
K. Hovnanian Enterprises, Inc. 6.25% 2015	7,530	5,760
K. Hovnanian Enterprises, Inc. 6.25% 2016	9,010	6,983
K. Hovnanian Enterprises, Inc. 7.50% 2016	12,285	9,828
K. Hovnanian Enterprises, Inc. 8.625% 2017	29,990	24,892
TL Acquisitions, Inc., Term Loan B, 7.95% 2014[2,3,4]	41,700	40,592
Thomson Learning 0%/13.25% 2015[1,6]	14,895	12,139
Thomson Learning 10.50% 2015[1]	42,365	42,047
Claire’s Stores, Inc., Term Loan, 7.948% 2013[2,3,4]	39,541	37,079
Claire’s Stores, Inc. 9.25% 2015[1]	37,125	32,299
Claire’s Stores, Inc. 10.50% 2017[1]	8,925	6,917
Delphi Automotive Systems Corp. 6.50% 2009[7]	34,600	31,659
Delphi Corp. 6.50% 2013[7]	17,190	15,492
Delphi Automotive Systems Corp. 6.55% 2006[7]	12,730	11,712
Delphi Automotive Systems Corp. 7.125% 2029[7]	14,300	13,227
Delphi Trust I 8.25% 2033[7]	4,470	2,838
Dex Media East LLC, Dex Media East Finance Co., Series B, 9.875% 2009	5,000	5,137
R.H. Donnelley Corp. 10.875% 2012[1]	3,000	3,202
Dex Media, Inc., Series B, 0%/9.00% 2013[6]	9,000	8,505
R.H. Donnelley Corp., Series A-1, 6.875% 2013	10,150	9,642
R.H. Donnelley Corp., Series A-2, 6.875% 2013	9,000	8,550
Dex Media, Inc., Series B, 8.00% 2013	3,075	3,113
R.H. Donnelley Corp., Series A-3, 8.875% 2016	20,475	20,961
R.H. Donnelley Corp. 8.875% 2017[1]	14,750	15,045
Ford Capital BV 9.50% 2010	4,000	4,000
Ford Motor Co. 9.50% 2011	1,000	992
Ford Motor Co., Term Loan B, 8.70% 2013[2,3,4]	38,927	37,856
Ford Motor Co. 6.50% 2018	22,668	18,361
Ford Motor Co. 8.875% 2022	5,330	4,610
Ford Motor Co. 7.45% 2031	5,000	3,950
Tenneco Automotive Inc., Series B, 10.25% 2013	16,725	18,021
Tenneco Automotive Inc. 8.625% 2014	45,225	45,790
CanWest Media Inc., Series B, 8.00% 2012	59,248	58,359
CanWest MediaWorks Inc. 9.25% 2015[1]	3,700	3,755
American Media Operations, Inc., Series B, 10.25% 2009	51,295	45,781
American Media Operations, Inc. 8.875% 2011	17,615	15,501
NTL Cable PLC 8.75% 2014	43,875	45,191
NTL Cable PLC 8.75% 2014	$4,500	6,522
NTL Cable PLC 9.75% 2014	£3,000	6,148
Mohegan Tribal Gaming Authority 6.375% 2009	$36,500	36,500
Mohegan Tribal Gaming Authority 8.00% 2012	7,775	7,969
Mohegan Tribal Gaming Authority 6.125% 2013	1,225	1,173
Mohegan Tribal Gaming Authority 7.125% 2014	6,400	6,448
Mohegan Tribal Gaming Authority 6.875% 2015	3,775	3,733
Toys “R” Us, Inc. 7.625% 2011	41,665	38,332
Toys “R” Us-Delaware, Inc., Term Loan B, 9.76% 2012[2,3,4]	17,600	17,446
Mirage Resorts, Inc. 6.75% 2008	4,800	4,824
MGM MIRAGE 6.00% 2009	18,500	18,454
MGM MIRAGE 8.50% 2010	3,100	3,255
Mandalay Resort Group 6.375% 2011	1,500	1,507
MGM MIRAGE 6.75% 2012	1,700	1,681
MGM MIRAGE 6.75% 2013	16,855	16,560
MGM MIRAGE 6.625% 2015	4,400	4,196
MGM MIRAGE 7.50% 2016	4,000	3,995
William Lyon Homes, Inc. 7.625% 2012	18,050	12,364
William Lyon Homes, Inc. 10.75% 2013	20,395	15,194
William Lyon Homes, Inc. 7.50% 2014	37,860	25,177
Technical Olympic USA, Inc. 9.00% 2010	29,511	18,223
Technical Olympic USA, Inc. 9.00% 2010	10,885	6,803
Technical Olympic USA, Inc. 9.25% 2011[1]	34,325	20,423
Technical Olympic USA, Inc. 10.375% 2012	19,965	5,540
Technical Olympic USA, Inc. 7.50% 2015	6,075	1,306
Young Broadcasting Inc. 10.00% 2011	52,810	48,981
Young Broadcasting Inc. 8.75% 2014	2,325	1,976
Education Management LLC and Education Management Finance Corp. 8.75% 2014	4,125	4,249
Education Management LLC and Education Management Finance Corp. 10.25% 2016	43,270	45,001
Bon-Ton Department Stores, Inc. 10.25% 2014	52,040	48,918
Grupo Posadas, SA de CV 8.75% 2011[1]	46,225	47,496
Grupo Posadas, SA de CV 8.75% 2011	750	771
Burlington Coat Factory Warehouse Corp. 11.125% 2014	48,275	45,378
AMC Entertainment Inc., Series B, 8.625% 2012	24,450	25,245
AMC Entertainment Inc. 8.00% 2014	8,175	7,828
AMC Entertainment Inc., Series B, 11.00% 2016	10,000	10,700
Idearc Inc. 8.00% 2016	43,500	43,609
Beazer Homes USA, Inc. 8.625% 2011	9,600	7,632
Beazer Homes USA, Inc. 8.375% 2012	1,650	1,303
Beazer Homes USA, Inc. 6.50% 2013	7,515	5,599
Beazer Homes USA, Inc. 6.875% 2015	10,695	7,968
Beazer Homes USA, Inc. 8.125% 2016	26,600	20,881
Boyd Gaming Corp. 7.75% 2012	22,425	23,154
Boyd Gaming Corp. 6.75% 2014	15,000	14,775
Boyd Gaming Corp. 7.125% 2016	5,500	5,349
Pinnacle Entertainment, Inc. 7.50% 2015[1]	43,600	41,474
Dollarama Group LP and Dollarama Corp. 8.875% 2012	41,125	41,331
Wynn Las Vegas, LLC and Wynn Las Vegas Capital Corp. 6.625% 2014	40,835	40,222
Quebecor Media Inc. 7.75% 2016	24,220	23,221
Quebecor Media Inc. 7.75% 2016[1]	14,725	14,118
Kabel Deutschland GmbH 10.625% 2014	34,275	36,846
Standard Pacific Corp. 5.125% 2009	8,625	7,331
Standard Pacific Corp. 6.50% 2010	9,700	7,517
Standard Pacific Corp. 6.875% 2011	2,905	2,222
Standard Pacific Corp. 9.25% 2012	1,000	675
Standard Pacific Corp. 7.75% 2013	3,920	3,038
Standard Pacific Corp. 6.25% 2014	13,020	9,309
Standard Pacific Corp. 7.00% 2015	9,295	6,646
Edcon Pty Ltd. 7.98% 2014[2]	€22,425	29,822
Edcon Pty Ltd. 10.23% 2015[2]	4,000	5,248
Neiman Marcus Group, Inc. 9.00% 2015[5]	$32,655	34,941
Hanesbrands Inc., Series B, 8.784% 2014[2]	33,545	33,545
CSC Holdings, Inc., Series B, 8.125% 2009	17,325	17,671
Cablevision Systems Corp., Series B, 8.00% 2012	14,865	14,493
Gaylord Entertainment Co. 8.00% 2013	18,425	18,770
Gaylord Entertainment Co. 6.75% 2014	12,850	12,400
Cinemark USA, Inc., Term Loan B, 7.25% 2013[2,3,4]	5,656	5,518
Cinemark, Inc. 0%/9.75% 2014[6]	26,025	24,724
Morris Publishing Group, LLC and Morris Publishing Finance Co., Series B, 7.00% 2013	37,980	29,909
KB Home 5.875% 2015	12,460	10,653
KB Home 6.25% 2015	22,265	19,120
Circus and Eldorado Joint Venture and Silver Legacy Resort Casino 10.125% 2012	28,180	29,519
Seneca Gaming Corp., Series B, 7.25% 2012	19,825	20,073
Seneca Gaming Corp. 7.25% 2012	8,440	8,545
Telenet Communications NV 9.00% 2013[3]	€7,171	11,147
Telenet Group Holding NV 0%/11.50% 2014[1,6]	$17,541	17,453
iesy Repository GmbH 10.125% 2015	€4,750	7,163
iesy Repository GmbH 10.375% 2015[1]	$20,475	20,987
Radio One, Inc., Series B, 8.875% 2011	11,100	11,017
Radio One, Inc. 6.375% 2013	18,325	16,309
Sealy Mattress Co. 8.25% 2014	26,820	27,155
Chrysler Financial, First Lien Term Loan, 9.36% 2012[2,3,4]	10,745	10,744
Chrysler Financial, Second Lien Term Loan, 11.86% 2013[2,3,4]	15,800	15,593
Goodyear Tire & Rubber Co. 9.13% 2009[2]	17,500	17,719
Goodyear Tire & Rubber Co. 8.625% 2011	8,010	8,410
Sally Holdings LLC and Sally Capital Inc. 9.25% 2014	24,800	25,172
Vidéotron Ltée 6.875% 2014	15,540	15,346
Vidéotron Ltée 6.375% 2015	9,535	9,011
Local T.V. Finance LLC 9.25% 2015[1,5]	25,560	24,154
LBI Media, Inc. 8.50% 2017[1]	23,985	23,985
Dillard’s, Inc. 6.625% 2008	5,050	4,981
Dillard Department Stores, Inc. 9.125% 2011	8,230	8,469
Dillard Department Stores, Inc. 7.85% 2012	1,900	1,864
Dillard’s, Inc. 7.13% 2018[8]	4,000	3,658
Dillard’s, Inc. 7.00% 2028	3,000	2,509
Liberty Media Corp. 7.75% 2009	4,750	4,870
Liberty Media Corp. 5.70% 2013	3,675	3,452
Liberty Media Corp. 8.25% 2030	12,675	12,485
DaimlerChrysler North America Holding Corp. 6.133% 2009[2]	20,000	19,926
J.C. Penney Co., Inc. 8.00% 2010	14,995	15,965
J.C. Penney Co., Inc. 9.00% 2012	2,980	3,390
Allison Transmission Holdings, Inc., Term Loan B, 8.57% 2014[2,3,4]	19,400	18,769
Visteon Corp. 8.25% 2010	20,000	17,700
WCI Communities, Inc. 9.125% 2012	21,350	17,667
Warner Music Group 7.375% 2014	19,610	17,159
Atlantic Broadband Finance, LLC and Atlantic Broadband Finance, Inc. 9.375% 2014	17,450	17,014
Royal Caribbean Cruises Ltd. 7.00% 2007	10,293	10,293
Royal Caribbean Cruises Ltd. 8.00% 2010	3,200	3,348
Royal Caribbean Cruises Ltd. 6.875% 2013	1,750	1,738
Warnaco, Inc. 8.875% 2013	13,900	14,630
MDC Holdings, Inc. 7.00% 2012	10,000	10,301
MDC Holdings, Inc. 5.50% 2013	4,000	3,764
Regal Cinemas Corp., Series B, 9.375% 2012[8]	13,300	13,915
WDAC Intermediate Corp. 8.375% 2014[1]	10,500	10,500
WDAC Intermediate Corp. 8.50% 2014	€1,750	2,452
Meritage Corp. 7.00% 2014	$3,250	2,616
Meritage Homes Corp. 6.25% 2015	12,980	10,189
Entercom Radio, LLC 7.625% 2014	12,720	12,593
Gamestop Corp. 8.00% 2012	11,800	12,331
D.R. Horton, Inc. 8.00% 2009	10,770	10,698
D.R. Horton, Inc. 7.875% 2011	1,530	1,501
Hilton Hotels Corp. 7.625% 2008	4,700	4,776
Hilton Hotels Corp. 7.20% 2009	5,885	6,241
Cooper-Standard Automotive Inc. 7.00% 2012	11,500	10,580
Seminole Tribe of Florida 7.804% 2020[1,3,8]	10,050	10,241
Riddell Bell Holdings Inc. 8.375% 2012[8]	10,175	9,768
XM Satellite Radio Inc. and XM Satellite Radio Holdings Inc. 9.75% 2014	8,805	8,871
Mediacom Broadband LLC and Mediacom Broadband Corp. 8.50% 2015	8,375	8,438
Buffets, Inc. 12.50% 2014	9,150	6,451
DIRECTV Holdings LLC and DIRECTV Financing Co., Inc. 8.375% 2013	6,031	6,295
Toll Corp. 8.25% 2011	5,500	5,362
Viacom Inc. 5.75% 2011	4,500	4,547
News America Inc. 6.75% 2038	2,990	3,141
Carmike Cinemas, Inc., Term Loan B, 8.98% 2012[2,3,4]	2,199	2,198
TRW Automotive Inc. 7.00% 2014[1]	1,950	1,901
KAC Acquisition Corp. 8.00% 2026[1,5,8]	203	203
		3,367,932

TELECOMMUNICATION SERVICES — 10.29%
Windstream Corp. 8.125% 2013	103,600	109,557
Valor Telecommunications Enterprises, LLC and Valor Telecommunications Enterprises Finance Corp. 7.75% 2015	37,160	38,989
Windstream Corp. 8.625% 2016	12,300	13,176
Dobson Cellular Systems, Inc., Series B, 8.375% 2011	25,040	26,699
American Cellular Corp., Series B, 10.00% 2011	6,350	6,667
Dobson Communications Corp. 9.61% 2012[2]	19,850	20,297
Dobson Cellular Systems, Inc. 9.875% 2012	20,375	22,107
Dobson Communications Corp. 8.875% 2013	41,125	44,004
American Cellular Corp., Term Loan B, 7.36% 2014[2,3,4]	21,197	21,157
Triton PCS, Inc. 8.50% 2013[9]	113,840	119,674
Centennial Communications Corp. 10.00% 2013	2,175	2,311
Centennial Communications Corp. and Centennial Cellular Operating Co. LLC 10.125% 2013	34,505	36,748
Centennial Communications Corp. 11.11% 2013[2]	39,750	41,141
Centennial Communications Corp., Centennial Cellular Operating Co. LLC
and Centennial Puerto Rico Operations Corp. 8.125% 2014[2]	24,175	24,719
Qwest Capital Funding, Inc. 7.00% 2009	5,000	5,050
Qwest Capital Funding, Inc. 7.90% 2010	18,285	18,788
Qwest Communications International Inc. 7.25% 2011	43,725	44,436
Qwest Capital Funding, Inc. 7.25% 2011	25,575	25,831
Qwest Corp. 8.875% 2012	3,600	3,946
Qwest Capital Funding, Inc. 7.625% 2021	1,325	1,245
U S WEST Capital Funding, Inc. 6.875% 2028	3,300	2,846
Intelsat, Ltd. 6.50% 2013	4,475	3,423
Intelsat (Bermuda), Ltd. 8.25% 2013	28,730	29,305
Intelsat (Bermuda), Ltd. 0%/9.25% 2015[6]	8,200	6,785
Intelsat (Bermuda), Ltd. 8.625% 2015	13,350	13,684
Intelsat Corp. 9.00% 2016	13,075	13,533
Intelsat (Bermuda), Ltd. 9.25% 2016	27,200	28,356
Intelsat (Bermuda), Ltd. 11.25% 2016	5,550	5,973
Rural Cellular Corp. 8.25% 2012	11,850	12,354
Rural Cellular Corp. 11.106% 2012[2]	33,900	34,747
Rural Cellular Corp. 8.621% 2013[1,2]	48,875	50,341
American Tower Corp. 7.125% 2012	64,360	66,130
American Tower Corp. 7.50% 2012	14,100	14,558
American Tower Corp. 7.00% 2017[1]	6,500	6,573
MetroPCS Wireless, Inc., Term Loan B, 7.625% 2013[2,3,4]	15,892	15,706
MetroPCS Wireless, Inc. 9.25% 2014[1]	55,025	56,401
Hawaiian Telcom Communications, Inc. 9.75% 2013	23,340	23,982
Hawaiian Telcom Communications, Inc. 10.86% 2013[2]	19,715	20,060
Hawaiian Telcom Communications, Inc., Term Loan C, 7.45% 2014[2,3,4]	15,711	15,274
Hawaiian Telcom Communications, Inc., Series B, 12.50% 2015	8,725	9,467
Cricket Communications, Inc. 9.375% 2014	43,905	44,783
Cricket Communications, Inc. 9.375% 2014[1]	16,875	17,212
Nextel Communications, Inc., Series E, 6.875% 2013	7,000	7,034
Nextel Communications, Inc., Series D, 7.375% 2015	47,808	48,628
Cincinnati Bell Inc. 7.25% 2013	38,425	38,905
Orascom Telecom 7.875% 2014[1]	32,780	31,182
Digicel Group Ltd. 8.875% 2015[1]	29,100	27,427
Level 3 Financing, Inc. 9.25% 2014	21,150	20,938
NTELOS Inc., Term Loan B, 7.38% 2011[2,3,4]	20,966	20,782
Rogers Wireless Inc. 7.25% 2012	6,375	6,757
Rogers Wireless Inc. 7.50% 2015	12,025	12,906
Millicom International Cellular SA 10.00% 2013	10,050	10,728
Trilogy International Partners LLC, Term Loan B, 8.698% 2012[2,3,4]	10,000	9,600
Nordic Telephone Co. Holding ApS 8.875% 2016[1]	7,900	8,374
América Móvil, SA de CV 8.46% 2036	MXP65,000	5,858
		1,367,154

INDUSTRIALS — 10.16%
Nielsen Finance LLC, Term Loan B, 7.61% 2013[2,3,4]	$9,825	9,550
Nielsen Finance LLC and Nielsen Finance Co. 10.00% 2014	59,500	63,219
Nielsen Finance LLC and Nielsen Finance Co. 0%/12.50% 2016[6]	81,050	57,140
DAE Aviation Holdings, Inc., Term Loan B, 9.00% 2014[2,3,4]	57,125	57,125
DAE Aviation Holdings, Inc. 11.25% 2015[1]	66,070	69,373
Calair LLC and Calair Capital Corp. 8.125% 2008	6,115	6,146
Continental Airlines, Inc. 8.75% 2011	18,950	18,287
Continental Airlines, Inc., Series 2000-2, Class A-2, 7.487% 2012[3]	5,000	5,129
Continental Airlines, Inc., Series 2000-2, Class C, 8.312% 2012[3]	3,556	3,480
Continental Airlines, Inc., Series 2001-1, Class B, 7.373% 2017[3]	6,394	6,186
Continental Airlines, Inc., Series 1998-1, Class B, 6.748% 2018[3]	13,512	13,072
Continental Airlines, Inc., Series 1997-4B, Class B, 6.90% 2018[3]	12,500	11,882
Continental Airlines, Inc., Series 1997-4, Class A, 6.90% 2019[3]	5,613	5,746
Continental Airlines, Inc., Series 2000-2, Class B, 8.307% 2019[3]	5,585	5,580
Continental Airlines, Inc., Series 1999-1, Class A, 6.545% 2020[3]	9,475	9,547
Continental Airlines, Inc., Series 2003-ERJ3, Class A, 7.875% 2020[3]	15,001	14,739
Continental Airlines, Inc., Series 2001-1, Class A-1, 6.703% 2022[3]	3,445	3,452
Continental Airlines, Inc., Series 2000-2, Class A-1, 7.707% 2022[3]	2,922	3,061
Continental Airlines, Inc., Series 2000-1, Class A-1, 8.048% 2022[3]	389	417
Continental Airlines, Inc., Series 2000-1, Class B, 8.388% 2022[3]	11,374	11,345
AMR Corp., Series B, 10.45% 2011	1,850	1,880
American Airlines, Inc., Series 2001-1, Class A-2, 6.817% 2012[3]	17,375	16,963
American Airlines, Inc., Series 2001-2, Class B, 8.608% 2012[3]	8,690	8,811
AMR Corp. 9.00% 2012	16,155	16,478
American Airlines, Inc., Series 2001-2, Class A-2, 7.858% 2013[3]	5,729	6,050
AMR Corp. 9.00% 2016	1,475	1,453
American Airlines, Inc., Series 2001-1, Class B, 7.377% 2019[3]	22,502	21,192
AMR Corp. 9.88% 2020[8]	1,275	1,211
AMR Corp. 9.80% 2021[8]	2,555	2,466
AMR Corp. 10.00% 2021[8]	9,000	8,730
DRS Technologies, Inc. 6.875% 2013	43,330	43,547
DRS Technologies, Inc. 6.625% 2016	8,900	8,833
DRS Technologies, Inc. 7.625% 2018	19,575	20,064
NTK Holdings Inc. 0%/10.75% 2014[6]	53,460	33,145
THL Buildco, Inc. 8.50% 2014	41,945	36,597
Hawker Beechcraft 8.50% 2015[1]	4,975	5,099
Hawker Beechcraft 8.875% 2015[1,5]	58,480	59,065
Hawker Beechcraft 9.75% 2017[1]	5,255	5,386
United Air Lines, Inc., Series 2000-2, Class B, 7.811% 2011[3,7]	17,433	20,484
United Air Lines, Inc., Series 2000-2, Class A-2, 7.186% 2012[3]	7,680	7,747
United Air Lines, Inc., Series 2001-1, Class A-1, 6.071% 2014[3,8]	4,616	4,616
United Air Lines, Inc., Term Loan B, 7.125% 2014[2,3,4]	14,010	13,353
United Air Lines, Inc., Series 2001-1, Class A-3, 6.602% 2015[3]	3,869	3,879
United Air Lines, Inc., 1991 Equipment Trust Certificates, Series A, 10.11% 2006[3,7,8]	1,136	0
United Air Lines, Inc., Series 2007-1, Class B, 7.336% 2021[3]	9,910	9,464
Allied Waste North America, Inc., Series B, 6.50% 2010	9,500	9,619
Allied Waste North America, Inc., Series B, 5.75% 2011	9,650	9,529
Allied Waste North America, Inc., Series B, 6.375% 2011	5,000	5,037
Allied Waste North America, Inc., Series B, 6.125% 2014	11,000	10,739
Allied Waste North America, Inc., Series B, 7.375% 2014	15,705	15,862
Allied Waste North America, Inc. 6.875% 2017	2,800	2,828
Accuride Corp. 8.50% 2015	53,595	51,719
Ashtead Group PLC 8.625% 2015[1]	20,775	20,308
Ashtead Capital, Inc. 9.00% 2016[1]	31,100	30,828
ACIH, Inc. 0%/11.50% 2012[1,6]	37,235	28,857
Atrium Companies, Inc., Term Loan B, 8.61% 2012[2,3,4]	22,376	20,922
ARAMARK Corp., Term Loan B, 7.36% 2014[2,3,4]	23,549	23,140
ARAMARK Corp., Term Loan B, Letter of Credit, 7.36% 2014[2,3,4]	1,683	1,654
ARAMARK Corp. 8.50% 2015	20,745	21,264
ARAMARK Corp. 8.856% 2015[2]	3,225	3,273
Goodman Global Holdings, Inc., Series B, 7.875% 2012	38,015	37,540
Delta Air Lines, Inc., Series 2000-1, Class A-1, 7.379% 2011[3]	1,679	1,697
Delta Air Lines, Inc., Series 2000-1, Class A-2, 7.57% 2012[3]	17,018	17,470
Delta Air Lines, Inc., Series 2000-1, Class B, 7.92% 2012[3]	3,500	3,478
Delta Air Lines, Inc., Second Lien Term Loan B, 8.61% 2014[2,3,4]	12,000	11,670
DynCorp International and DIV Capital Corp., Series A, 9.50% 2013	30,820	32,053
Northwest Airlines, Inc., Term Loan B, 8.698% 2013[2,3,4]	16,537	15,751
Northwest Airlines, Inc., Term Loan A, 8.698% 2018[2,3,4]	12,082	11,750
TransDigm Inc. 7.75% 2014	24,785	25,157
Williams Scotsman, Inc. 8.50% 2015	22,375	24,724
TFM, SA de CV 9.375% 2012	21,000	22,102
RBS Global, Inc. and Rexnord LLC 9.50% 2014	11,000	11,440
RBS Global, Inc. and Rexnord LLC 8.875% 2016	8,475	8,560
RSC Holdings III, LLC, Second Lien Term Loan B, 8.86% 2013[2,3,4]	16,541	16,100
Quebecor World Inc. 8.75% 2016[1]	17,615	16,074
Kansas City Southern Railway Co. 9.50% 2008	3,150	3,233
Kansas City Southern Railway Co. 7.50% 2009	11,567	11,755
Hertz Corp. 8.875% 2014	3,175	3,286
Hertz Corp. 10.50% 2016	8,600	9,331
H&E Equipment Services, Inc. 8.375% 2016	11,500	11,270
United Rentals (North America), Inc., Series B, 6.50% 2012	10,675	10,862
Mobile Storage Group, Inc. 9.75% 2014[1]	10,000	10,050
CEVA Group PLC 10.00% 2014[1]	9,675	9,723
Alion Science and Technology Corp. 10.25% 2015	10,350	9,444
Esterline Technologies Corp. 6.625% 2017	8,250	8,209
Terex Corp. 7.375% 2014	8,000	8,160
Esco Corp. 8.625% 2013[1]	5,600	5,544
Esco Corp. 9.569% 2013[1,2]	950	921
Park-Ohio Industries, Inc. 8.375% 2014	6,225	6,038
		1,349,960

FINANCIALS — 6.65%
Ford Motor Credit Co. 5.625% 2008	3,570	3,489
Ford Motor Credit Co. 7.375% 2009	2,725	2,673
Ford Motor Credit Co. 8.625% 2010	1,000	992
Ford Motor Credit Co. 9.75% 2010[2]	31,000	31,646
Ford Motor Credit Co. 7.25% 2011	5,750	5,393
Ford Motor Credit Co. 7.375% 2011	10,025	9,613
Ford Motor Credit Co. 9.875% 2011	5,000	5,068
Ford Motor Credit Co. 7.80% 2012	3,000	2,857
Ford Motor Credit Co. 8.11% 2012[2]	71,750	67,858
Ford Motor Credit Co. 8.00% 2016	8,200	7,683
Realogy Corp., Term Loan B, Letter of Credit, 5.32% 2013[2,3,4]	5,417	5,101
Realogy Corp., Term Loan B, 8.36% 2013[2,3,4]	26,895	25,326
Realogy Corp. 10.50% 2014[1]	98,930	84,585
Realogy Corp. 11.00% 2014[1,5]	14,400	11,898
Realogy Corp. 12.375% 2015[1]	10,825	8,200
General Motors Acceptance Corp. 6.36% 2008[2]	2,450	2,414
Residential Capital Corp. 7.46% 2009[2]	2,000	1,702
Residential Capital Corp. 9.19% 2009[1,2]	16,650	11,676
Residential Capital Corp. 7.375% 2010[2]	10,000	8,305
General Motors Acceptance Corp. 7.25% 2011	11,710	11,360
General Motors Acceptance Corp. 6.625% 2012	3,000	2,802
General Motors Acceptance Corp. 6.875% 2012	12,635	11,863
General Motors Acceptance Corp. 7.00% 2012	8,150	7,744
Residential Capital, LLC 7.50% 2012[2]	10,850	8,797
General Motors Acceptance Corp. 6.75% 2014	15,930	14,458
General Motors Acceptance Corp. 7.821% 2014[2]	15,000	13,847
General Motors Acceptance Corp. 8.00% 2031	9,565	9,409
E*TRADE Financial Corp. 8.00% 2011	29,825	29,825
E*TRADE Financial Corp. 7.375% 2013	8,600	8,084
E*TRADE Financial Corp. 7.875% 2015	36,920	34,336
Host Marriott, LP, Series M, 7.00% 2012	25,100	25,414
Host Marriott, LP, Series K, 7.125% 2013	19,375	19,617
Host Hotels & Resorts, LP, Series S, 6.875% 2014	4,325	4,336
Host Marriott, LP, Series O, 6.375% 2015	1,025	1,007
Washington Mutual Preferred Funding I Ltd., Series A-1, 6.534% (undated)[1,2]	39,800	36,548
Washington Mutual Preferred Funding III Ltd. 6.895% (undated)[1,2]	11,400	10,701
Rouse Co. 3.625% 2009	12,415	11,946
Rouse Co. 7.20% 2012	11,395	11,490
Rouse Co. 6.75% 2013[1]	15,800	15,578
TuranAlem Finance BV 7.875% 2010	10,000	9,525
TuranAlem Finance BV 7.75% 2013[1]	8,500	7,586
TuranAlem Finance BV 8.50% 2015[8]	4,000	3,720
TuranAlem Finance BV 8.50% 2015[1,8]	2,280	2,120
TuranAlem Finance BV 8.25% 2037[1]	17,970	15,724
Kazkommerts International BV 8.50% 2013[1]	3,500	3,328
Kazkommerts International BV 8.50% 2013	1,500	1,426
Kazkommerts International BV 7.875% 2014[1]	10,000	9,123
Kazkommerts International BV 8.00% 2015[1]	6,000	5,345
Kazkommerts International BV 8.00% 2015	3,000	2,673
Kazkommerts International BV, Series 4, 7.50% 2016	7,500	6,292
Lazard Group LLC 7.125% 2015	8,620	8,719
Lazard Group LLC 6.85% 2017	15,450	15,228
Countrywide Home Loans, Inc., Series L, 3.25% 2008	11,717	11,294
Countrywide Home Loans, Inc., Series M, 4.125% 2009	3,600	3,310
Countrywide Financial Corp., Series A, 4.50% 2010	2,941	2,652
Countrywide Home Loans, Inc., Series L, 4.00% 2011	2,820	2,527
Countrywide Financial Corp., Series B, 5.80% 2012	1,000	938
Countrywide Financial Corp. 6.25% 2016	1,875	1,700
HSBK (Europe) B.V. 7.75% 2013	7,660	7,642
HSBK (Europe) B.V. 7.75% 2013[1]	1,200	1,197
HSBK (Europe) B.V. 7.25% 2017[1]	13,765	12,251
MBNA Corp. 5.625% 2007	10,000	10,010
MBNA Capital A, Series A, 8.278% 2026	7,500	7,807
SLM Corp., Series A, 5.375% 2013	9,000	8,157
SLM Corp., Series A, 5.66% 2014[2]	7,000	6,117
Liberty Mutual Group Inc., Series A, 7.80% 2087[1]	14,000	13,663
FelCor Lodging LP 8.50% 2011[2]	11,505	12,195
Capmark Financial Group, Inc. 6.03% 2010[1,2]	9,000	8,398
Capmark Financial Group, Inc. 5.875% 2012[1]	4,000	3,646
Catlin Insurance Ltd. 7.249% (undated)[1,2]	12,500	11,810
Northern Rock PLC 5.60% (undated)[1,8]	900	608
Northern Rock PLC 6.594% (undated)[1,8]	16,400	11,070
Advanta Capital Trust I, Series B, 8.99% 2026	12,000	10,860
ILFC E-Capital Trust II 6.25% 2065[1,2]	8,000	7,723
Glen Meadow Pass Through Trust 6.505% 2067[1,2,8]	7,500	7,278
iStar Financial, Inc. 7.00% 2008	2,375	2,373
iStar Financial, Inc., Series B, 4.875% 2009	2,000	1,957
iStar Financial, Inc. 6.00% 2010	2,250	2,189
LaBranche & Co Inc. 11.00% 2012	6,000	6,045
Morgan Stanley 10.09% 2017[8]	BRL10,800	5,781
Banco Mercantil del Norte, SA 6.135% 2016[1]	$3,500	3,501
Banco Mercantil del Norte, SA 6.862% 2021[1]	2,000	2,006
Chevy Chase Bank, FSB 6.875% 2013	5,500	5,376
XL Capital Ltd., Series E, 6.50% (undated)[2]	5,000	4,678
Ambac Financial Group, Inc. 6.15% 2087[2]	4,010	3,471
CIT Group Inc. 5.40% 2016	2,750	2,488
UnumProvident Corp. 5.859% 2009	2,000	2,028
Standard Chartered PLC 6.409% (undated)[1,2]	1,800	1,664
		882,860

HEALTH CARE — 6.61%
HealthSouth Corp. 11.409% 2014[2]	$57,805	$60,551
HealthSouth Corp. 10.75% 2016	86,990	91,992
Tenet Healthcare Corp. 6.375% 2011	16,930	14,898
Tenet Healthcare Corp. 7.375% 2013	7,990	6,811
Tenet Healthcare Corp. 9.875% 2014	86,260	79,359
Tenet Healthcare Corp. 9.25% 2015	48,830	43,337
Tenet Healthcare Corp. 6.875% 2031	200	151
HCA Inc., Term Loan B, 7.448% 2013[2,3,4]	98,257	96,460
HCA Inc. 9.125% 2014[1]	4,345	4,595
HCA Inc. 9.25% 2016[1]	7,700	8,201
HCA Inc. 9.625% 2016[1,5]	11,550	12,359
VWR International, Inc. 10.25% 2015[1,2,5]	117,360	113,839
Elan Finance PLC and Elan Finance Corp. 8.875% 2013	54,850	54,164
Elan Finance PLC and Elan Finance Corp. 9.705% 2013[2]	9,525	9,406
PTS Acquisition Corp. 9.50% 2015[1,5]	60,430	57,409
Warner Chilcott Corp. 8.75% 2015	46,274	48,125
Surgical Care Affiliates, Inc. 8.875% 2015[1,5]	22,325	21,320
United Surgical Partners International, Inc. 8.875% 2017	5,025	5,100
Surgical Care Affiliates, Inc. 10.00% 2017[1]	15,800	15,247
Viant Holdings Inc. 10.125% 2017[1]	35,135	32,851
Team Finance LLC and Health Finance Corp. 11.25% 2013	30,640	32,632
Boston Scientific Corp. 7.00% 2035	28,450	24,823
Community Health Systems Inc. 8.875% 2015[1]	15,550	16,055
Accellent Inc. 10.50% 2013	11,520	10,714
AMR HoldCo, Inc. and EmCare HoldCo, Inc. 10.00% 2015	9,795	10,432
Universal Hospital Services, Inc. 8.50% 2015[1,5]	3,970	3,950
Universal Hospital Services, Inc. 8.759% 2015[1,2]	3,035	3,035
		877,816

MATERIALS — 6.43%
Jefferson Smurfit Corp. (U.S.) 8.25% 2012	33,010	33,258
Stone Container Corp. 8.375% 2012	12,840	12,904
Jefferson Smurfit Corp. (U.S.) 7.50% 2013	24,405	23,734
Smurfit-Stone Container Enterprises, Inc. 8.00% 2017	20,735	20,476
Georgia Gulf Corp. 9.50% 2014	67,115	61,746
Georgia Gulf Corp. 10.75% 2016	6,920	6,055
Abitibi-Consolidated Co. of Canada 5.25% 2008	6,250	6,000
Abitibi-Consolidated Finance LP 7.875% 2009	7,415	6,636
Abitibi-Consolidated Inc. 8.55% 2010	16,275	13,508
Abitibi-Consolidated Inc. 7.75% 2011	8,025	6,219
Abitibi-Consolidated Co. of Canada 9.194% 2011[2]	6,975	5,475
Abitibi-Consolidated Co. of Canada 6.00% 2013	3,000	2,115
Abitibi-Consolidated Co. of Canada 8.375% 2015	29,125	21,334
Freeport-McMoRan Copper & Gold Inc. 8.25% 2015	24,170	26,164
Freeport-McMoRan Copper & Gold Inc. 8.564% 2015[2]	6,000	6,248
Freeport-McMoRan Copper & Gold Inc. 8.375% 2017	20,790	22,765
Nalco Co. 7.75% 2011	36,890	37,812
Nalco Co. 8.875% 2013	3,500	3,693
Nalco Finance Holdings LLC and Nalco Finance Holdings Inc. 0%/9.00% 2014[6]	8,700	7,613
Algoma Steel Inc., Term Loan B, 8.09% 2014[2,3,4]	9,000	8,753
Algoma Steel Inc. 9.875% 2015[1]	42,000	37,590
Building Materials Corp. of America 7.75% 2014	45,035	40,982
Associated Materials Inc. 9.75% 2012	8,865	9,042
AMH Holdings, Inc. 0%/11.25% 2014[6]	47,925	30,432
Boise Cascade, LLC and Boise Cascade Finance Corp. 8.235% 2012[2]	4,000	4,000
Boise Cascade, LLC and Boise Cascade Finance Corp. 7.125% 2014	34,605	33,394
Georgia-Pacific Corp. 8.125% 2011	14,320	14,606
Georgia-Pacific Corp. 9.50% 2011	2,705	2,867
Georgia-Pacific Corp., First Lien Term Loan B, 7.474% 2012[2,3,4]	19,712	19,385
Owens-Illinois, Inc. 7.35% 2008	1,400	1,412
Owens-Brockway Glass Container Inc. 8.875% 2009	8,988	9,168
Owens-Illinois, Inc. 7.50% 2010	2,000	2,025
Owens-Brockway Glass Container Inc. 8.75% 2012	15,050	15,746
Owens-Brockway Glass Container Inc. 8.25% 2013	4,150	4,316
Owens-Brockway Glass Container Inc. 6.75% 2014	€375	527
Domtar Inc. 5.375% 2013	$5,075	4,669
Domtar Corp., Term Loan B, 7.185% 2014[2,3,4]	4,031	3,953
Domtar Inc. 7.125% 2015	17,445	16,834
Domtar Inc. 9.50% 2016	6,350	6,715
AEP Industries Inc. 7.875% 2013	29,155	28,353
Graphic Packaging International, Inc. 8.50% 2011	19,950	20,399
Graphic Packaging International, Inc. 9.50% 2013	2,425	2,504
Metals USA Holdings Corp. 11.36% 2012[1,2,5,8]	21,075	19,811
Metals USA, Inc. 11.125% 2015	1,500	1,605
Plastipak Holdings, Inc. 8.50% 2015[1]	20,340	21,154
Ainsworth Lumber Co. Ltd. 7.25% 2012	5,350	3,692
Ainsworth Lumber Co. Ltd. 6.75% 2014	19,005	12,353
Ainsworth Lumber Co. Ltd. 6.75% 2014	5,550	3,580
FMG Finance Pty Ltd. 10.625% 2016[1]	15,450	18,270
Rockwood Specialties Group, Inc. 7.50% 2014	5,765	5,779
Rockwood Specialties Group, Inc. 7.625% 2014	€7,200	10,268
Neenah Paper, Inc. 7.375% 2014	$14,325	13,895
Equistar Chemicals, LP 10.125% 2008	7,349	7,625
Equistar Chemicals, LP and Equistar Funding Corp. 8.75% 2009	2,000	2,078
Lyondell Chemical Co. 10.50% 2013	1,755	1,895
Berry Plastics Holding Corp. 10.25% 2016[8]	11,525	11,352
Momentive Performance Materials Inc. 9.75% 2014[1]	11,100	11,045
NewPage Corp., Series A, 12.00% 2013	9,700	10,452
Graham Packaging Co., LP and GPC Capital Corp. 9.875% 2014	9,000	8,955
Vale Overseas Ltd. 6.25% 2017	3,700	3,760
Vale Overseas Ltd. 6.875% 2036	4,000	4,141
C10 Capital (SPV) Ltd. 6.722% (undated)[1,2]	7,700	7,409
Allegheny Technologies, Inc. 8.375% 2011	5,000	5,300
Smurfit Capital Funding PLC 7.50% 2025	4,250	4,101
Huntsman LLC 11.50% 2012	500	546
Huntsman International LLC 7.50% 2015	€2,250	3,369
Exopack Holding Corp. 11.25% 2014	$3,650	3,833
Ispat Inland ULC 9.75% 2014	3,233	3,523
Norampac Inc. 6.75% 2013	3,500	3,360
Airgas, Inc. 6.25% 2014	3,500	3,343
MacDermid 9.50% 2017[1]	3,150	3,056
Novelis Inc. 7.25% 2015[2]	2,750	2,668
		853,645

INFORMATION TECHNOLOGY — 5.25%
NXP BV and NXP Funding LLC 8.11% 2013[2]	7,100	6,621
NXP BV and NXP Funding LLC 7.875% 2014	35,325	34,133
NXP BV and NXP Funding LLC 9.50% 2015	129,445	121,031
Sanmina-SCI Corp. 8.444% 2010[1,2]	2,250	2,239
Sanmina-SCI Corp. 6.75% 2013	5,300	4,585
Sanmina-SCI Corp. 8.444% 2014[1,2]	19,250	18,480
Sanmina-SCI Corp. 8.125% 2016	83,775	72,884
First Data Corp., Term Loan B2, 8.00% 2014[2,3,4]	78,500	75,990
Celestica Inc. 7.875% 2011	36,905	35,706
Celestica Inc. 7.625% 2013	28,510	26,657
Hughes Communications, Inc. 9.50% 2014	53,375	54,042
SunGard Data Systems Inc. 3.75% 2009	2,125	2,056
SunGard Data Systems Inc. 9.125% 2013	39,889	41,684
SunGard Data Systems Inc. 4.875% 2014	4,500	3,949
Sensata Technologies BV, Term Loan B, 7.11% 2013[2,3,4]	11,091	10,727
Sensata Technologies BV 8.00% 2014[2]	32,755	32,100
HowStuffWorks, Inc. 12.00% 2012, units[5,8,10]	38,701	38,701
Freescale Semiconductor, Inc., Term Loan B, 7.33% 2013[2,3,4]	8,486	8,141
Freescale Semiconductor, Inc. 8.875% 2014	11,975	11,616
Freescale Semiconductor, Inc. 10.125% 2016	8,000	7,480
Serena Software, Inc. 10.375% 2016	23,825	24,659
Electronic Data Systems Corp., Series B, 6.50% 2013[2]	13,750	13,889
Electronic Data Systems Corp. 7.45% 2029	2,200	2,232
Nortel Networks Ltd. 9.61% 2011[1,2]	10,600	10,653
Nortel Networks Ltd. 10.75% 2016[1]	1,325	1,391
MagnaChip Semiconductor SA and MagnaChip Semiconductor Finance Co. 8.00% 2014	13,010	9,042
Xerox Corp. 7.125% 2010	3,650	3,793
Xerox Corp. 7.625% 2013	5,000	5,196
Iron Mountain Inc. 7.75% 2015	8,410	8,431
Solectron Global Finance, LTD 8.00% 2016	4,400	4,785
Jabil Circuit, Inc. 5.875% 2010	4,250	4,292
Exodus Communications, Inc. 11.625% 2010[7,8]	3,774	0
		697,185

ENERGY — 5.21%
Williams Companies, Inc. 6.375% 2010[1]	6,000	6,060
Williams Companies, Inc. 7.36% 2010[1,2]	31,050	31,438
Williams Companies, Inc. 7.125% 2011	1,900	1,978
Williams Partners L.P. and Williams Partners Finance Corp. 7.50% 2011	16,525	17,269
Williams Companies, Inc. 8.125% 2012	12,150	13,152
Transcontinental Gas Pipe Line Corp. 6.40% 2016	7,275	7,348
Northwest Pipeline Corp. 7.00% 2016	7,030	7,338
Williams Partners L.P. and Williams Partners Finance Corp. 7.25% 2017	22,850	23,421
Williams Companies, Inc. 7.875% 2021	6,650	7,265
Transcontinental Gas Pipe Line Corp. 7.25% 2026	9,035	9,611
Williams Companies, Inc. 8.75% 2032	71,030	82,128
Enterprise Products Operating LP 8.375% 2066[2]	45,240	46,568
Enterprise Products Operating LP 7.034% 2068[2]	61,555	56,486
Kinder Morgan Inc., Term Loan B, 6.63% 2013[2,3,4]	56,387	55,428
K N Energy, Inc. 7.25% 2028	17,500	16,379
Pogo Producing Co. 7.875% 2013	21,525	22,386
Pogo Producing Co. 6.625% 2015	600	605
Pogo Producing Co. 6.875% 2017	26,475	26,740
Drummond Co., Inc. 7.375% 2016[1]	49,705	46,474
Forest Oil Corp. 7.25% 2019[1]	40,125	40,326
Newfield Exploration Co., Series B, 7.45% 2007	1,750	1,750
Newfield Exploration Co. 6.625% 2014	10,175	10,048
Newfield Exploration Co. 6.625% 2016	20,075	19,724
Petroplus Finance Ltd. 6.75% 2014[1]	14,750	14,234
Petroplus Finance Ltd. 7.00% 2017[1]	12,575	12,009
Gaz Capital SA 6.51% 2022[1]	10,000	9,924
Gaz Capital SA 7.288% 2037[1]	11,800	12,608
Teekay Shipping Corp. 8.875% 2011	17,615	18,584
Encore Acquisition Co. 6.00% 2015	16,100	14,611
Peabody Energy Corp., Series B, 6.875% 2013	7,000	7,105
Peabody Energy Corp. 5.875% 2016	4,000	3,940
Massey Energy Co. 6.625% 2010	3,000	2,948
Massey Energy Co. 6.875% 2013	7,925	7,430
Premcor Refining Group Inc. 9.50% 2013	9,600	10,138
Whiting Petroleum Corp. 7.25% 2013	8,850	8,673
Enbridge Energy Partners, LP 8.05% 2067[2]	7,220	7,352
Sabine Pass LNG, LP 7.25% 2013	6,000	5,940
Tennessee Gas Pipeline Co. 7.00% 2028	4,000	4,092
Pemex Project Funding Master Trust 7.875% 2009	1,400	1,453
Pemex Project Funding Master Trust 8.625% 2022	1,170	1,449
Petrozuata Finance, Inc., Series B, 8.22% 2017[1,3]	300	301
		692,713

CONSUMER STAPLES — 3.67%
Dole Food Co., Inc. 8.625% 2009	21,600	21,762
Dole Food Co., Inc. 7.25% 2010	21,625	20,544
Dole Food Co., Inc. 8.875% 2011	27,815	27,259
SUPERVALU INC., Term Loan B, 7.32% 2012[2,3,4]	17,127	16,998
SUPERVALU INC. 7.50% 2012	5,335	5,552
Albertson’s, Inc. 7.25% 2013	11,015	11,140
SUPERVALU INC. 7.50% 2014	1,000	1,023
Albertson’s, Inc. 8.00% 2031	32,750	33,406
Stater Bros. Holdings Inc. 8.125% 2012	48,555	49,708
Stater Bros. Holdings Inc. 7.75% 2015	18,425	18,333
Rite Aid Corp. 6.125% 2008[1]	7,950	7,871
Rite Aid Corp. 8.125% 2010	1,000	1,008
Rite Aid Corp. 7.50% 2015	7,000	6,650
Rite Aid Corp. 8.625% 2015	4,500	4,095
Rite Aid Corp. 7.50% 2017	13,000	12,301
Rite Aid Corp. 7.70% 2027	8,500	6,588
Rite Aid Corp. 6.875% 2028	12,977	9,408
Yankee Candle Co., Inc., Series B, 8.50% 2015	27,145	26,466
Yankee Candle Co., Inc., Series B, 9.75% 2017	20,310	19,295
Smithfield Foods, Inc. 7.625% 2008	1,125	1,131
Smithfield Foods, Inc., Series B, 8.00% 2009	3,000	3,113
Smithfield Foods, Inc., Series B, 7.00% 2011	1,250	1,272
Smithfield Foods, Inc., Series B, 7.75% 2013	2,800	2,870
Smithfield Foods, Inc. 7.75% 2017	24,725	25,467
Duane Reade Inc. 9.75% 2011	32,910	31,676
Constellation Brands, Inc. 7.25% 2017[1]	24,500	24,623
Elizabeth Arden, Inc. 7.75% 2014	24,012	23,772
Vitamin Shoppe Industries Inc. 13.058% 2012[2]	19,535	20,121
Spectrum Brands, Inc., Term Loan B, Letter of Credit, 5.515% 2013[2,3,4]	595	587
Spectrum Brands, Inc., Term Loan B, 9.36% 2013[2,3,4]	11,975	11,820
Spectrum Brands, Inc. 7.375% 2015	7,075	5,483
Del Monte Corp., Series B, 8.625% 2012	10,550	10,761
Playtex Products, Inc. 8.00% 2011	5,000	5,263
Playtex Products, Inc. 9.375% 2011	1,900	1,964
Cervecería Nacional Dominicana, C. por A. 8.00% 2014[1]	5,961	6,065
JBS SA 10.50% 2016	5,000	5,300
Koninklijke Ahold NV 5.875% 2008	€2,367	3,384
American Achievement Group Holding Corp. 14.75% 2012[5]	$2,076	2,044
Tyson Foods, Inc. 6.85% 2016[2]	1,600	1,657
		487,780

UTILITIES — 3.56%
Edison Mission Energy 7.50% 2013	44,900	46,247
Edison Mission Energy 7.75% 2016	25,025	26,026
Midwest Generation, LLC, Series B, 8.56% 2016[3]	39,629	42,403
Edison Mission Energy 7.00% 2017[1]	35,775	35,417
Edison Mission Energy 7.20% 2019[1]	46,450	45,986
Homer City Funding LLC 8.734% 2026[3]	9,251	10,361
Edison Mission Energy 7.625% 2027[1]	22,075	21,413
AES Corp. 9.50% 2009	5,387	5,629
AES Corp. 9.375% 2010	13,594	14,410
AES Corp. 8.875% 2011	8,475	8,888
AES Corp. 8.75% 2013[1]	32,485	34,150
AES Gener SA 7.50% 2014	15,350	16,090
AES Corp. 9.00% 2015[1]	7,000	7,385
AES Red Oak, LLC, Series A, 8.54% 2019[3]	4,335	4,639
AES Red Oak, LLC, Series B, 9.20% 2029[3]	5,000	5,500
NRG Energy, Inc. 7.25% 2014	22,925	23,040
NRG Energy, Inc. 7.375% 2016	29,700	29,849
Nevada Power Co., General and Refunding Mortgage Bonds, Series A, 8.25% 2011	4,700	5,131
Sierra Pacific Power Co., General and Refunding Mortgage Notes, Series H, 6.25% 2012	3,000	3,072
Nevada Power Co., General and Refunding Mortgage Notes, Series I, 6.50% 2012	2,650	2,740
Sierra Pacific Resources 8.625% 2014	12,000	12,762
Nevada Power Co., General and Refunding Mortgage Notes, Series L, 5.875% 2015	2,475	2,429
Nevada Power Co., General and Refunding Mortgage Notes, Series M, 5.95% 2016	1,600	1,572
Sierra Pacific Resources 6.75% 2017	2,000	1,978
Intergen Power 9.00% 2017[1]	17,800	18,779
ISA Capital do Brasil SA 7.875% 2012[1]	3,275	3,332
ISA Capital do Brasil SA 8.80% 2017[1]	11,800	12,390
FPL Energy National Wind Portfolio, LLC 6.125% 2019[1,3]	4,069	4,099
FPL Energy American Wind, LLC 6.639% 2023[1,3]	6,500	6,750
Enersis SA 7.375% 2014	6,800	7,226
PSEG Energy Holdings Inc. 8.625% 2008	6,532	6,599
Mirant Americas Generation, Inc. 8.30% 2011	5,500	5,583
Electricidad de Caracas Finance BV 10.25% 2014[1]	700	712
		472,587

Total corporate bonds, notes & loans		11,049,632

NON-U.S. GOVERNMENT & GOVERNMENT AGENCY BONDS & NOTES — 4.77%
Brazilian Treasury Bill 6.00% 2010[8,11]	BRL82,530	43,993
Brazil (Federal Republic of) 10.00% 2014[8]	10,000	5,127
Brazil (Federal Republic of) Global 10.50% 2014	$3,000	3,803
Brazil (Federal Republic of) 10.00% 2017[8]	BRL63,000	31,708
Brazil (Federal Republic of) Global 8.00% 2018[3]	$6,820	7,628
Brazil (Federal Republic of) Global 10.25% 2028[8]	BRL15,000	8,607
Brazil (Federal Republic of) Global 7.125% 2037	$2,500	2,799
Brazil (Federal Republic of) Global 11.00% 2040	12,485	16,714
Brazilian Treasury Bill 6.00% 2045[8,11]	BRL36,169	18,973
Turkey (Republic of) Treasury Bill 0% 2008[8]	TRY53,360	38,885
Turkey (Republic of) 15.00% 2010[8]	16,262	13,109
Turkey (Republic of) 14.00% 2011[8]	30,550	23,985
Turkey (Republic of) 16.00% 2012[8]	16,000	13,424
Argentina (Republic of) 3.368% 2012[2,3,8]	$20,420	11,529
Argentina (Republic of) 5.83% 2033[3,5,8,11]	ARS108,074	27,329
Argentina (Republic of) GDP-Linked 2035	261,027	8,094
Argentina (Republic of) GDP-Linked 2035	$52,000	6,786
Argentina (Republic of) 0.63% 2038[3,8,11]	ARS138,692	13,720
Egypt (Arab Republic of) Treasury Bill 0% 2007[8]	EGP124,750	22,146
Egypt (Arab Republic of) Treasury Bill 0% 2007[8]	16,750	2,981
Egypt (Arab Republic of) Treasury Bill 0% 2008[8]	41,500	7,277
Egypt (Arab Republic of) Treasury Bill 0% 2008[8]	18,025	3,157
Egypt (Arab Republic of) Treasury Bill 0% 2008[8]	11,900	2,095
Egypt (Arab Republic of) 9.10% 2010[8]	3,130	570
Egypt (Arab Republic of) 11.50% 2011[8]	9,380	1,845
Egypt (Arab Republic of) 9.10% 2012[8]	18,225	3,324
Egypt (Arab Republic of) 11.625% 2014[8]	49,265	10,153
Russian Federation 12.75% 2028	8,000	14,280
Russian Federation 7.50% 2030[3]	32,203	36,068
Indonesia (Republic of) 12.50% 2013	IDR77,730,000	9,732
Indonesia (Republic of) 6.875% 2017[1]	$1,000	1,044
Indonesia (Republic of) 11.50% 2019	IDR25,000,000	3,118
Indonesia (Republic of) 11.00% 2020	69,275,000	8,321
Indonesia (Republic of) 12.80% 2021	45,440,000	6,133
Indonesia (Republic of) 12.90% 2022	54,492,000	7,439
Indonesia (Republic of) 11.00% 2025	40,562,000	4,879
Indonesia (Republic of) 10.25% 2027	725,000	82
Indonesia (Republic of) 6.625% 2037[1]	$2,500	2,397
Columbia (Republic of) Global 11.75% 2010[8]	COP3,295,000	1,709
Colombia (Republic of) Global 10.00% 2012	$1,500	1,751
Colombia (Republic of) Global 10.75% 2013	8,550	10,474
Colombia (Republic of) Global 12.00% 2015[8]	COP23,200,000	12,948
Colombia (Republic of) Global 11.75% 2020	$1,936	2,846
Columbia (Republic of) Global 9.85% 2027[8]	COP10,930,000	5,519
Colombia (Republic of) Global 10.375% 2033	$823	1,212
Columbia (Republic of) Global 7.375% 2037	4,139	4,563
Panama (Republic of) Global 7.125% 2026	585	635
Panama (Republic of) Global 8.875% 2027	6,500	8,320
Panama (Republic of) Global 6.70% 2036[3]	28,009	28,919
United Mexican States Government, Series M10, 10.50% 2011	MXN12,320	1,311
United Mexican States Government Global 6.375% 2013	$6,970	7,346
United Mexican States Government, Series M20, 10.00% 2024	MXN120,000	13,128
United Mexican States Government Global 6.75% 2034	$6,105	6,654
Dominican Republic 9.50% 2011[3]	5,064	5,388
Dominican Republic 9.50% 2011[1,3]	2,749	2,925
Dominican Republic 9.04% 2018[1,3]	5,481	6,194
Dominican Republic 9.04% 2018	4,902	5,539
Venezuela (Republic of) 10.75% 2013	6,000	6,645
Venezuela (Republic of) Global 8.50% 2014	1,250	1,256
Venezuela (Republic of) 7.65% 2025	5,195	4,663
Venezuela (Republic of) Global 9.25% 2027	2,685	2,786
Peru (Republic of) 9.875% 2015	8,500	10,672
Aries Vermögensverwaltungs GmbH, Series C, 9.60% 2014[1]	4,000	5,010
Aries Vermögensverwaltungs GmbH, Series C, 9.60% 2014	4,000	5,010
El Salvador (Republic of) 7.75% 2023[1]	2,775	3,187
El Salvador (Republic of) 7.65% 2035[1]	4,250	4,781
Uruguay (Republic of) 4.25% 2027[3,8,11]	UYU126,435	5,940
State of Qatar 9.75% 2030	$3,500	5,171
Jamaican Government 9.00% 2015	280	301
Jamaican Government 8.00% 2039[3]	2,910	2,895
Corporación Andina de Fomento 5.75% 2017	3,000	2,948
Thai Government 4.125% 2009	THB73,490	2,168
		634,068

MORTGAGE-BACKED OBLIGATIONS[3]— 1.07%
American Tower Trust I, Series 2007-1A, Class E, 6.249% 2037[1,8]	$10,725	10,265
American Tower Trust I, Series 2007-1A, Class F, 6.639% 2037[1,8]	38,760	36,465
Crown Castle Towers LLC, Series 2006-1, Class F, 6.650% 2036[1,8]	30,490	29,993
Crown Castle Towers LLC, Series 2006-1, Class G, 6.795% 2036[1,8]	12,250	12,009
SBA CMBS Trust, Series 2006-1A, Class F, 6.709% 2036[1,8]	1,450	1,399
SBA CMBS Trust, Series 2006-1A, Class G, 6.904% 2036[1,8]	5,950	5,682
SBA CMBS Trust, Series 2006-1A, Class H, 7.389% 2036[1,8]	11,615	11,063
SBA CMBS Trust, Series 2006-1A, Class J, 7.825% 2036[1,8]	12,950	12,069
Tower Ventures, LLC, Series 2006-1, Class E, 6.495% 2036[1,8]	4,000	3,954
Tower Ventures, LLC, Series 2006-1, Class F, 7.036% 2036[1,8]	20,405	20,054
		142,953

U.S. GOVERNMENT BONDS & NOTES — 0.50%
U.S. Treasury 6.00% 2026	58,500	66,279

MUNICIPALS — 0.05%
State of Wisconsin, Badger Tobacco Asset Securitization Corp., Tobacco Settlement Asset-backed Bonds, 6.125% 2027	6,155	6,369

Total bonds, notes & other debt instruments (cost: $11,988,873,000)		11,899,301

	Shares or
Convertible securities — 0.69%	principal amount

CONSUMER DISCRETIONARY — 0.23%
Amazon.com, Inc. 6.875% PEACS convertible notes 2010	€20,645,000	29,957

INFORMATION TECHNOLOGY — 0.20%
Fairchild Semiconductor Corp. 5.00% convertible notes 2008	$17,850,000	17,671
Advanced Micro Devices, Inc. 6.00% convertible notes 2015	$10,000,000	9,038
		26,709

UTILITIES — 0.16%
AES Trust VII 6.00% convertible preferred 2008	439,925	21,721

FINANCIALS — 0.10%
Countrywide Financial Corp., Series A, 1.86% convertible debentures 2037[1,2]	$15,000,000	13,764

Total convertible securities (cost: $74,644,000)		92,151

Preferred securities — 1.27%	Shares

FINANCIALS — 1.27%
IndyMac Bancorp, Inc., Series A, 8.50% noncumulative[1]	2,406,000	43,910
Fuji JGB Investment LLC, Series A, 9.87% noncumulative[1,2]	22,648,000	23,248
IBJ Preferred Capital Co. LLC, Series A, 8.79% noncumulative[1,2]	16,105,000	16,408
Swire Pacific Capital Ltd. 8.84% cumulative guaranteed perpetual capital securities[1]	1,125,000	32,449
Shinsei Finance II (Cayman) Ltd. 7.16% noncumulative[1,2]	26,075,000	23,223
Tokai Preferred Capital Co. LLC, Series A, 9.98% noncumulative[1,2]	11,723,000	12,142
Fannie Mae, Series O, 7.00%[1,2]	150,000	7,856
SB Treasury Co. LLC, Series A, 9.40% noncumulative[1,2]	2,897,000	2,964
Sumitomo Mitsui Banking Corp. 6.078%[1,2]	3,000,000	2,789
Chevy Chase Preferred Capital Corp., Series A, 10.375% exchangeable	55,994	2,901
		167,890

CONSUMER STAPLES — 0.00%
Great Atlantic & Pacific Tea Co., Inc. 9.375% QUIBS 2039	18,500	469

Total preferred securities (cost: $165,377,000)		168,359

		Market value
Common stocks — 3.60%	Shares	(000)

TELECOMMUNICATION SERVICES — 2.35%
SunCom Wireless Holdings, Inc., Class A9,12	7,554,434	$194,904
Dobson Communications Corp., Class A12	3,435,685	43,942
AT&T Inc.	765,000	32,367
American Tower Corp., Class A12	538,967	23,467
Sprint Nextel Corp., Series 1	777,508	14,773
Embarq Corp.	38,875	2,162
Cincinnati Bell Inc.[12]	70,740	350
XO Holdings, Inc.[12]	25,291	86
		312,051

UTILITIES — 0.32%
Drax Group PLC	3,436,672	42,852

INFORMATION TECHNOLOGY — 0.19%
Micron Technology, Inc.[1,12]	678,656	7,533
Micron Technology, Inc.[12]	424,160	4,708
Fairchild Semiconductor International, Inc.[12]	500,000	9,340
ZiLOG, Inc.[9,12]	1,140,500	4,151
		25,732

HEALTH CARE — 0.14%
UnitedHealth Group Inc.	375,000	18,161
Clarent Hospital Corp.[8,9,12]	576,849	58
		18,219

INDUSTRIALS — 0.10%
DigitalGlobe Inc.[8,10,12]	3,064,647	12,259
UAL Corp.[12]	22,816	1,062
		13,321

CONSUMER STAPLES — 0.03%
Winn-Dixie Stores, Inc.[12]	194,677	3,644

CONSUMER DISCRETIONARY — 0.03%
Viacom Inc., Class B12	31,612	1,232
CBS Corp., Class B	31,612	996
Emmis Communications Corp., Class A12	201,000	993
Radio One, Inc., Class D, nonvoting[12]	44,000	164
Radio One, Inc., Class A12	22,000	81
		3,466

MISCELLANEOUS — 0.44%
Other common stocks in initial period of acquisition		58,521

Total common stocks (cost: $369,636,000)		477,806

Warrants — 0.00%

TELECOMMUNICATION SERVICES — 0.00%
XO Holdings, Inc., Series A, warrants, expire 2010[12]	50,587	22
XO Holdings, Inc., Series B, warrants, expire 2010[12]	37,939	10
XO Holdings, Inc., Series C, warrants, expire 2010[12]	37,939	6
KMC Telecom Holdings, Inc., warrants, expire 2008[1,8,12]	22,500	0
GT Group Telecom Inc., warrants, expire 2010[1,8,12]	11,000	0
Allegiance Telecom, Inc., warrants, expire 2008[1,8,12]	5,000	0

Total warrants (cost: $1,100,000)		38

	Principal amount	Market value
Short-term securities — 4.35%	(000)	(000)

Procter & Gamble Co. 4.75%–5.21% due 10/31–12/14/2007[1,13]	$91,100	$90,431
Procter & Gamble International Funding S.C.A. 4.77%–5.23% due 10/16–12/10/2007[1,13]	75,000	74,430
Federal Farm Credit Banks 4.70%–5.13% due 10/9–11/1/2007[13]	89,500	89,271
Wal-Mart Stores Inc. 4.72%–5.28% due 10/9–12/11/2007[1,13]	59,300	58,995
Federal Home Loan Bank 4.75%–5.125% due 10/5–12/7/2007[13]	55,100	54,827
Anheuser-Busch Cos. Inc. 4.72% due 11/27/2007[1,13]	41,000	40,666
Three Pillars Funding, LLC 5.30% due 10/1/2007[1]	40,200	40,182
CAFCO, LLC 5.10%–5.27% due 10/5–11/5/2007[1,13]	36,900	36,836
Bank of America Corp. 5.245% due 10/4/2007	29,000	28,984
International Lease Finance Corp. 5.28% due 10/15/2007	25,000	24,945
Hewlett-Packard Co. 4.81% due 10/26/2007[1]	14,400	14,350
E.I. duPont de Nemours and Co. 5.21% due 10/10/2007[1]	13,600	13,580
Estée Lauder Companies Inc. 5.00% due 10/26/2007[1]	10,800	10,761

Total short-term securities (cost: $578,337,000)		578,258

Total investment securities (cost: $13,177,967,000)		13,215,913
Other assets less liabilities		69,123

Net assets		$13,285,036

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

[1]
Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the United States in a transaction exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $2,865,989,000, which represented 21.57% of the net assets of the fund.

[2]	Coupon rate may change periodically.
[3]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[4]	Loan participations and assignments; the total value of all such loans was $996,322,000, which represented 7.50% of the net assets of the fund.
[5]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
[6]	Step bond; coupon rate will increase at a later date.
[7]	Scheduled interest and/or principal payment was not received.
[8]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,” was $640,572,000.
[9]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[10]	Purchased in a transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below:

	Acquisition dates	Cost (000)	Market value (000)	Percent of net assets

HowStuffWorks, Inc. 12.00% 2012, units	2/27/2007–8/1/2007	$38,812	$38,701	.29%
DigitalGlobe Inc.	4/14/1999–7/31/2003	2,500	12,259	.09

Total restricted securities		$41,312	$50,960	.38%

[11]	Index-linked bond whose principal amount moves with a government retail price index.
[12]	Security did not produce income during the last 12 months.
[13]	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so you may lose money.

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in each fund’s prospectus, which can be obtained from a financial professional and should be read carefully before investing.

MFGEFP-921-1107O-S10909

Summary investment portfolio,September 30, 2007

The following summary investment portfolio is designed to streamline the report and help investors better focus on a fund’s principal holdings.  For details on how to obtain a complete schedule of portfolio holdings, please see the inside back cover.

[begin pie chart]
U.S. corporate bonds & notes	63.1%
Non-U.S. corporate bonds & notes	12.6
Corporate loans	7.5
Non-U.S. government & government agency bonds & notes	4.7
Common stocks & warrants	3.6
Convertible securities	0.7
Preferred securities	1.3
Other	1.6
Short-term securities & other assets less liabilities	4.9
[end pie chart]

	Principal amount (000)	Market value (000)	Percent of net assets

Bonds, notes & other debt instruments - 89.57%

Corporate bonds, notes & loans - 83.18%
Consumer discretionary - 25.35%
Charter Communications Operating LLC, Term Loan Facilities B:
Delayed Draw, 7.13% 2014 (1) (2) (3)	$79,400	$76,919
7.36% 2014 (1) (2) (3)	54,550	52,845
Charter Communications Operating LLC and Charter Communications Operating Capital Corp.:
8.00% 2012 (4)	61,665	61,665
8.375% 2014 (4)	37,800	38,178
CCO Holdings, LLC and CCO Holdings Capital Corp. 8.75% 2013	50,065	50,566
CCH I, LLC and CCH I Capital Corp. 11.00% 2015	41,075	41,794
CCH II, LLC and CCH II Capital Corp. 10.25% 2010	14,105	14,493
Charter Communications Holdings, LLC and Charter Communications Holdings Capital Corp. 11.75%-13.50% 2011-2012	14,375	14,089	2.64%
Univision Communications Inc.:
9.75% 2015 (4) (5)	76,050	74,529
First Lien Term Loan B, 7.61% 2014 (1) (2) (3)	49,975	47,414
7.85% 2011	12,535	12,598
Term Loan, 7.629% 2009 (1) (2) (3)	11,595	11,518	1.10
General Motors Corp.:
7.20% 2011	83,370	79,827
7.25% 2013	€3,000	4,032
6.375%-8.80% 2008-2033	$66,765	60,992	1.09
Michaels Stores, Inc. 10.00% 2014	76,550	78,846.59
Ford Motor Co.:
Term Loan, 8.70% 2013 (1) (2) (3)	38,927	37,856
6.50%-9.50%% 2011-2031	33,998	27,913
Ford Capital BV 9.50% 2010	4,000	4,000.52
CanWest Media Inc., Series B, 8.00% 2012	59,248	58,359.44
Young Broadcasting Inc. 10.00% 2011	52,810	48,981.37
Bon-Ton Department Stores, Inc. 10.25% 2014	52,040	48,918.37
Grupo Posadas, SA de CV 8.75% 2011 (4)	46,225	47,496.36
Other securities		2,374,104	17.87
		3,367,932	25.35

Telecommunication services - 10.29%
Windstream Corp.:
8.125% 2013	103,600	109,557
8.625% 2016	12,300	13,176
Valor Telecommunications Enterprises, LLC and Valor Telecommunications Enterprises Finance Corp. 7.75% 2015	37,160	38,989	1.22
Dobson Communications Corp. 8.875%-9.61% 2012-2013 (1)	60,975	64,301
Dobson Cellular Systems, Inc. 8.375%-9.875% 2011-2012	45,415	48,806
American Cellular Corp.:
Term Loan, 7.36% 2014 (1) (2) (3)	21,197	21,157
10.00% 2011	6,350	6,667	1.06
Triton PCS, Inc. 8.50% 2013 (6)	113,840	119,674.90
American Tower Corp. 7.125% 2012	64,360	66,130.50
MetroPCS Wireless, Inc. 9.25% 2014 (4)	55,025	56,401.42
Rural Cellular Corp. 8.621% 2013 (1) (4)	48,875	50,341.38
Nextel Communications, Inc., Series D, 7.375% 2015	47,808	48,628.37
Other securities		723,327	5.44
		1,367,154	10.29

Industrials - 10.16%
DAE Aviation Holdings, Inc.:
Term Loan B, 9.00% 2014 (1) (2)	57,125	57,125
11.25% 2015 (4)	66,070	69,373.95
Nielsen Finance LLC and Nielsen Finance Co.:
10.00% 2014	59,500	63,219
0%/12.50% 2016 (7)	81,050	57,140.91
Hawker Beechcraft 8.875% 2015 (4) (5)	58,480	59,065.44
Accuride Corp. 8.50% 2015	53,595	51,719.39
Other securities		992,319	7.47
		1,349,960	10.16

Financials - 6.65%
Ford Motor Credit Co.:
8.11% 2012 (1)	71,750	67,858
5.625%-9.875% 2008-2016 (1)	70,270	69,414	1.03
Realogy Corp.:
10.50% 2014 (4)	98,930	84,585
Term Loan, 5.32%-8.36% 2013 (1) (2) (3)	32,312	30,427
11.00%-12.375% 2014-2015 (4) (5)	25,225	20,098	1.02
Other securities		610,478	4.60
		882,860	6.65

Health care - 6.61%
HealthSouth Corp.:
10.75% 2016	86,990	91,992
11.409% 2014 (1)	57,805	60,551	1.15
Tenet Healthcare Corp.:
9.875% 2014	86,260	79,359
6.375%-9.25% 2011-2031	73,950	65,197	1.09
VWR International, Inc. 10.25% 2015 (1) (4) (5)	117,360	113,839.86
HCA Inc., Term Loan B, 7.448% 2013 (1) (2) (3)	98,257	96,460.72
PTS Acquisition Corp. 9.50% 2015 (4) (5)	60,430	57,409.43
Elan Finance PLC and Elan Finance Corp. 8.875% 2013	54,850	54,164.41
Warner Chilcott Corp. 8.75% 2015	46,274	48,125.36
Other securities		210,720	1.59
		877,816	6.61

Materials - 6.43%
Georgia Gulf Corp. 9.50% 2014	67,115	61,746.47
Other securities		791,899	5.96
		853,645	6.43

Information technology - 5.25%
NXP BV and NXP Funding LLC:
9.50% 2015	129,445	121,031
7.875%-8.11% 2013-2014 (1)	42,425	40,754	1.22
First Data Corp., Term Loan B2, 8.00% 2014 (1) (2) (3)	78,500	75,990.57
Sanmina-SCI Corp. 8.125% 2016	83,775	72,884.55
Hughes Communications, Inc. 9.50% 2014	53,375	54,042.41
Other securities		332,484	2.50
		697,185	5.25

Energy - 5.21%
Williams Companies, Inc.:
8.75% 2032	71,030	82,128
6.375%-8.125% 2010-2021 (1) (4)	57,750	59,893
Williams Partners L.P. and Williams Partners Finance Corp. 7.25%-7.50% 2011-2017	39,375	40,690
Transcontinental Gas Pipe Line Corp. 6.40%-7.25% 2016-2026	16,310	16,959
Northwest Pipeline Corp. 7.00% 2016	7,030	7,338	1.56
Enterprise Products Operating LP:
8.375% 2066 (1)	45,240	46,568
7.034% 2068 (1)	61,555	56,486.77
Kinder Morgan Inc., Term Loan B, 6.63% 2013 (1) (2) (3)	56,387	55,428.42
Drummond Co., Inc. 7.375% 2016 (4)	49,705	46,474.35
Other securities		280,749	2.11
		692,713	5.21

Consumer staples - 3.67%
Stater Bros. Holdings Inc. 8.125% 2012	48,555	49,708.37
Other securities		438,072	3.30
		487,780	3.67

Utilities - 3.56%
Edison Mission Energy:
7.50% 2013	44,900	46,247
7.00%-7.75% 2016-2027 (4)	129,325	128,842
Midwest Generation, LLC 8.56% 2016 (2)	39,629	42,403
Homer City Funding LLC 8.734% 2026 (2)	9,251	10,361	1.72
Other securities		244,734	1.84
		472,587	3.56

Total corporate bonds, notes & loans		11,049,632	83.18

Non-U.S. government & government agency bonds & notes - 4.77%
Brazil (Federal Republic of):
10.00% 2014-2017 (8)	BRL73,000	36,835
Global 10.25% 2028 (8)	15,000	8,607
Global 7.125%-10.50% 2014-2040 (2)	$ 24,805	30,944
Brazilian Treasury Bill 6.00% 2010-2045 (8) (9)	BRL118,699	62,966	1.05
Other securities		494,716	3.72
		634,068	4.77

Other - 1.62%
U.S. Treasury 6.00% 2026	$58,500	66,279.50
Other securities		149,322	1.12
		215,601	1.62

Total bonds, notes & other debt instruments (cost: $11,988,873,000)		11,899,301	89.57

		Market value (000)	Percent of net assets

Convertible securities - 0.69%

Other - 0.69%
Other securities		92,151.69

Total convertible securities (cost: $74,644,000)		92,151.69

		Market value (000)	Percent of net assets

Preferred securities - 1.27%

Other - 1.27%
Other securities		168,359	1.27

Total preferred securities (cost: $165,377,000)		168,359	1.27

		Market value (000)	Percent of net assets

Common stocks - 3.60%	Shares

Telecommunication services - 2.35%
SunCom Wireless Holdings, Inc., Class A (6) (10)	7,554,434	194,904	1.47%
Dobson Communications Corp., Class A (10)	3,435,685	43,942.33
Other securities		73,205.55
		312,051	2.35

Other - 0.81%
Other securities		107,234.81

Miscellaneous - 0.44%
Other common stocks in initial period of acquisition		58,521.44

Total common stocks (cost: $369,636,000)		477,806	3.60

		Market value (000)	Percent of net assets

Warrants - 0.00%

Telecommunication services - 0.00%
Other securities		38.00

Total warrants (cost: $1,100,000)		38.00

	Principal amount (000)	Market value (000)	Percent of net assets

Short-term securities - 4.35%

Procter & Gamble Co. 4.75%-5.21% due 10/31-12/14/2007 (4) (11)	$91,100	90,431
Procter & Gamble International Funding S.C.A. 4.77%-5.23% due 10/16-12/10/2007 (4) (11)	75,000	74,430	1.24
Federal Farm Credit Banks 4.70%-5.13% due 10/9-11/1/2007 (11)	89,500	89,271.67
Wal-Mart Stores Inc. 4.72%-5.28% due 10/9-12/11/2007 (4) (11)	59,300	58,995.45
Federal Home Loan Bank 4.75%-5.125% due 10/5-12/7/2007 (11)	55,100	54,827.41

Other securities		210,304	1.58

Total short-term securities (cost: $578,337,000)		578,258	4.35

Total investment securities (cost: $13,177,967,000)		13,215,913	99.48
Other assets less liabilities		69,123.52

Net assets		$13,285,036	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

 "Other securities" includes all issues that are not disclosed separately in the summary investment portfolio, including securities purchased in transactions exempt from registration under the Securities Act of 1933 which may be subject to legal or contractual restrictions on resale.  The total value of all such restricted securities was $50,960,000, which represented .38% of the net assets of the fund.

Investments in affiliates

A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund's holdings in that company represent 5% or more of the outstanding voting shares of that company.  The fund's affiliated holdings listed below are either shown in the preceding summary investment portfolio or included in the market value of "Other securities" under their respective industry sectors. Further details on these holdings and related transactions during the year ended September 30, 2007, appear below.

	Beginning shares or principal amount	Additions	Reductions	Ending shares or principal amount	Dividend and interest income (000)	Market value of affiliates at 9/30/07 (000)

SunCom Wireless Holdings, Inc., Class A (10)	-	$90,653,206	$83,098,772	7,554,434	$-	$194,904
Triton PCS, Inc. 8.50% 2013	$113,840,000	-	-	$113,840,000	10,298	119,674
Triton PCS, Inc. 8.75% 2011	$46,050,000	-	46,050,000	$-	3,395	-
Triton PCS, Inc. 9.375% 2011	$60,855,000	-	60,855,000	$-	4,643	-
ZiLOG, Inc. (10)	1,140,500	-	-	1,140,500	-	4,151
ZiLOG, Inc. - MOD III Inc., units (10)	1,868	-	1,868	-	-	-
Clarent Hospital Corp. (7) (8) (10)	576,849	-	-	576,849	-	58
					$18,336	$318,787

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Coupon rate may change periodically.
(2) Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
(3) Loan participations and assignments; the total value of all such loans, including those in "Other securities" in the summary investment portfolio, was $996,322,000, which represented 7.50% of the net assets of the fund.

(4) Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the United States in a transaction exempt from registration, normally to qualified institutional buyers.
The total value of all such restricted securities, including those in "Other securities" in the summary investment portfolio, was $2,865,989,000, which represented 21.57% of the net assets of the fund.
(5) Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
(6) Represents an affiliated company as defined under the Investment Company Act of 1940.
(7) Step bond; coupon rate will increase at a later date.
(8) Valued under fair value procedures adopted by authority of the board of trustees.
The total value of all such securities, including those in "Miscellaneous" and "Other securities," was $640,572,000.
(9) Index-linked bond whose principal amount moves with a government retail price index.
(10) Security did not produce income during the last 12 months.
(11) This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

The industry classifications shown in the summary investment portfolio were obtained from sources believed to be reliable and are not covered by the Report of Independent Registered Public Accounting Firm.

See Notes to Financial Statements

Financial statements

Statement of assets and liabilities
at September 30, 2007	(dollars and shares in thousands, except per-share amounts)

Assets:
Investment securities at market:
Unaffiliated issuers (cost: $12,919,832)	$12,897,126
Affiliated issuers (cost: $258,135)	318,787	$13,215,913
Cash		671
Receivables for:
Sales of investments	53,011
Sales of fund's shares	35,060
Dividends and interest	259,011	347,082
		13,563,666
Liabilities:
Payables for:
Purchases of investments	226,046
Repurchases of fund's shares	24,590
Dividends on fund's shares	17,405
Open forward currency contracts	1,560
Investment advisory services	3,121
Services provided by affiliates	5,582
Trustees' deferred compensation	135
Other	191	278,630
Net assets at September 30, 2007		$13,285,036

Net assets consist of:
Capital paid in on shares of beneficial interest		$13,210,973
Undistributed net investment income		37,476
Accumulated net realized loss		(158)
Net unrealized appreciation		36,745
Net assets at September 30, 2007		$13,285,036

Shares of beneficial interest issued and outstanding (no stated par value) - unlimited shares authorized (1,075,506 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share*

Class A	$9,516,467	770,417	$12.35
Class B	755,759	61,183	12.35
Class C	1,045,438	84,635	12.35
Class F	1,165,809	94,379	12.35
Class 529-A	124,147	10,050	12.35
Class 529-B	20,775	1,682	12.35
Class 529-C	52,473	4,248	12.35
Class 529-E	7,024	569	12.35
Class 529-F	5,609	454	12.35
Class R-1	13,076	1,059	12.35
Class R-2	137,903	11,164	12.35
Class R-3	185,852	15,046	12.35
Class R-4	117,627	9,523	12.35
Class R-5	137,077	11,097	12.35
(*) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for Class A and 529-A, for which the maximum offering prices per share were $12.83 each.

See Notes to Financial Statements

Statement of operations
for the year ended September 30, 2007	(dollars in thousands)

Investment income:
Income:
Interest (net of non-U.S. taxes of $438; also includes
$18,336 from affiliates)	$1,007,393
Dividends	19,054	$1,026,447

Fees and expenses(*):
Investment advisory services	40,887
Distribution services	47,033
Transfer agent services	9,535
Administrative services	4,457
Reports to shareholders	458
Registration statement and prospectus	763
Postage, stationery and supplies	1,001
Trustees' compensation	105
Auditing and legal	122
Custodian	428
State and local taxes	116
Other	82
Total fees and expenses before reimbursements/waivers	104,987
Less reimbursements/waivers of fees and expenses:
Investment advisory services	4,089
Administrative services	241
Total fees and expenses after reimbursements/waivers		100,657
Net investment income		925,790

Net realized gain and unrealized
depreciation on investments and non-U.S. currency:
Net realized gain (loss) on:
Investments (including $40,960 net gain from affiliates)	161,149
Non-U.S. currency transactions	(7,116)	154,033
Net unrealized depreciation on:
Investments	(172,444)
Non-U.S. currency translations	(1,525)	(173,969)
Net realized gain and unrealized depreciation on investments and non-U.S. currency		(19,936)
Net increase in net assets resulting from operations		$905,854

(*) Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Statements of changes in net assets	(dollars in thousands)

	Year ended September 30
	2007	2006
Operations:
Net investment income	$925,790	$773,220
Net realized gain on investments and non-U.S. currency transactions	154,033	94,929
Net unrealized depreciation on investments and non-U.S. currency translations	(173,969)	(43,452)
Net increase in net assets resulting from operations	905,854	824,697

Dividends paid or accrued to shareholders from net investment income and non-U.S. currency gain	(914,620)	(791,733)

Net capital share transactions	1,967,445	1,230,972

Total increase in net assets	1,958,679	1,263,936

Net assets:
Beginning of year	11,326,357	10,062,421
End of year (including undistributed net investment income: $37,476 and $28,765, respectively)	$13,285,036	$11,326,357

See Notes to Financial Statements

Notes to financial statements

1.	Organization and significant accounting policies

Organization– American High-Income Trust (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks a high level of current income and, secondarily, capital appreciation through a diversified, carefully supervised portfolio consisting primarily of lower rated, higher risk corporate bonds.

The fund offers 14 share classes consisting of four retail share classes, five 529 college savings plan share classes and five retirement plan share classes. The 529 college savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F) can be utilized to save for college education. The five retirement plan share classes (R-1, R-2, R-3, R-4 and R-5) are sold without any sales charges and do not carry any conversion rights. The fund’s share classes are described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Class A and 529-A	Up to 3.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Class B and 529-B	None	Declines from 5% to 0% for redemptions within six years of purchase	Class B and 529-B convert to Class A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Class F and 529-F	None	None	None
Class R-1, R-2, R-3, R-4 and R-5	None	None	None

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Significant accounting policies– The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

Security valuation– Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are valued at prices obtained from an independent pricing service when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Forward currency contracts are valued at the mean of representative quoted bid and asked prices.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under procedures adopted by authority of the fund's board of trustees. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions.

Security transactions and related investment income– Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations – Income, fees and expenses (other than class-specific fees and expenses) are allocated daily among the various share classes based on the relative value of their settled shares. Realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders– Dividends paid to shareholders are declared daily from net investment income and are paid to shareholders monthly. Distributions paid to shareholders are recorded on the ex-dividend date.

Non-U.S. currency translation– Assets and liabilities, including investment securities, denominated in non-U.S. currencies are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying financial statements, the effects of changes in non-U.S. exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in non-U.S. currencies are disclosed separately.

Forward currency contracts– The fund may enter into forward currency contracts, which represent agreements to exchange non-U.S. currencies on specific future dates at predetermined rates. The fund enters into these contracts to manage its exposure to changes in non-U.S. exchange rates arising from investments denominated in non-U.S. currencies. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in non-U.S. exchange rates. Due to these risks, the fund could incur losses up to the entire contract amount, which may exceed the net unrealized value shown on the accompanying financial statements. On a daily basis, the fund values forward currency contracts based on the applicable exchange rates and records unrealized gains or losses. The fund records realized gains or losses at the time the forward contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Loan transactions– The fund may enter into loan transactions in which the fund acquires a loan either through an agent, by assignment from another holder, or as a participation interest in another holder's portion of a loan. The loan is often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the sale of the investment. The loan's interest rate and maturity date may change based on the terms of the loan, including potential early payments of principal. Risks may arise due to the delayed settlement date of the loan transaction and the ability of the agent and/or borrower to meet the obligations of the loan.

2.	Non-U.S. investments

Investment risk – The risks of investing in securities of non-U.S. issuers may include, but are not limited to, investment and repatriation restrictions; revaluation of currencies; adverse political, social and economic developments; government involvement in the private sector; limited and less reliable investor information; lack of liquidity; certain local tax law considerations; and limited regulation of the securities markets.

Taxation– Dividend and interest income is recorded net of non-U.S. taxes paid. Realized and unrealized gains on securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on realized and unrealized gains to provide for potential non-U.S. taxes payable on these securities. As of September 30, 2007, the liability for non-U.S. taxes based on realized gains was $77,000. As of September 30, 2007, there were no non-U.S. taxes provided on unrealized gains.

3. Federal income taxation and distributions

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

The fund adopted the provisions of Financial Accounting Standards Board Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes, on June 29, 2007. The implementation of FIN 48 resulted in no material liability for unrecognized tax benefits and no material change to the beginning net asset value of the fund.

As of and during the period ended September 30, 2007, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2003, by state tax authorities for tax years before 2002 and by non-U.S. tax authorities for tax years before 2004.

Distributions– Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in non-U.S. securities; net capital losses; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended September 30, 2007, the fund reclassified $2,389,000 from undistributed net investment income to accumulated net realized loss; and $70,000 from undistributed net investment income to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of September 30, 2007, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

(dollars in thousands)
Undistributed ordinary income	$66,708
Post-October non-U.S. currency loss deferrals (realized during the period November 1, 2006, through September 30, 2007)*	(2,667)
Undistributed long-term capital gain†	6,949
Gross unrealized appreciation on investment securities	499,683
Gross unrealized depreciation on investment securities	(470,355)
Net unrealized appreciation on investment securities	29,328
Cost of investment securities	13,186,585

* These deferrals are considered incurred in the subsequent year.
† Reflects the utilization of capital loss carryforwards of $146,129,000.

Ordinary income distributions paid or accrued to shareholders from net investment income and non-U.S. currency gains were as follows (dollars in thousands):

	Year ended September 30
Share class	2007	2006
Class A	$673,938	$593,936
Class B	51,158	52,530
Class C	64,794	56,047
Class F	75,998	54,509
Class 529-A	8,047	5,972
Class 529-B	1,272	1,102
Class 529-C	3,073	2,402
Class 529-E	432	338
Class 529-F	355	260
Class R-1	680	474
Class R-2	8,052	6,088
Class R-3	11,472	7,856
Class R-4	7,040	4,334
Class R-5	8,309	5,885
Total	$914,620	$791,733

4. Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund’s investment adviser, is the parent company of American Funds Service Company SM ("AFS"), the fund’s transfer agent, and American Funds Distributors, SM Inc. ("AFD"), the principal underwriter of the fund’s shares.

Investment advisory services– The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees were based on a declining series of annual rates beginning with 0.30% on the first $60 million of daily net assets and decreasing to 0.14% on such assets in excess of $10 billion. The board of trustees approved an amended agreement effective November 1, 2007, decreasing the annual rate on net assets in excess of $15 billion from a rate of 0.14% to a rate of 0.135%. The agreement also provides for monthly fees, accrued daily, based on a declining series of rates beginning with 3.00% on the first $8,333,333 of the fund's monthly gross income and decreasing to 1.50% on such income in excess of $50 million. CRMC is currently waiving 10% of investment advisory services fees. During the year ended September 30, 2007, total investment advisory services fees waived by CRMC were $4,089,000. As a result, the fee shown on the accompanying financial statements of $40,887,000, which was equivalent to an annualized rate of 0.319%, was reduced to $36,798,000, or 0.287% of average daily net assets.

Class-specific fees and expenses – Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services – The fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted on the following page. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A, the board of trustees has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of September 30, 2007, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Class B and 529-B	1.00	1.00
Class C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class 529-E and R-3	0.50	0.75
Class F, 529-F and R-4	0.25	0.50

Transfer agent services– The fund has a transfer agent agreement with AFS for Class A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described below.

Administrative services – The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all share classes other than Class A and B. Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. CRMC has agreed to pay AFS on the fund's behalf for a portion of the transfer agent services fees for some of the retirement plan share classes. For the year ended September 30, 2007, the total administrative services fees paid by CRMC were $2,000 and $239,000 for Class R-1 and R-2, respectively. Administrative services fees are presented gross of any payments made by CRMC. Each 529 share class is subject to an additional annual administrative services fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the 529 college savings plan. Although these amounts are included with administrative services fees on the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

Expenses under the agreements described above for the year ended September 30, 2007, were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services	Administrative services
			CRMC administrative services	Transfer agent services	Commonwealth of Virginia administrative services
Class A	$23,491	$8,765	Not applicable	Not applicable	Not applicable
Class B	7,823	770	Not applicable	Not applicable	Not applicable
Class C	10,021	Included in administrative services	$1,225	$184	Not applicable
Class F	2,630		998	227	Not applicable
Class 529-A	240		92	16	$112
Class 529-B	198		16	6	20
Class 529-C	480		40	13	48
Class 529-E	31		5	1	6
Class 529-F	-		4	1	5
Class R-1	106		13	12	Not applicable
Class R-2	935		178	572	Not applicable
Class R-3	833		222	164	Not applicable
Class R-4	245		138	22	Not applicable
Class R-5	Not applicable		109	8	Not applicable
Total	$47,033	$9,535	$3,040	$1,226	$191

Trustees’ deferred compensation– Since the adoption of the deferred compensation plan in 1993, trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $105,000, shown on the accompanying financial statements, includes $76,000 in current fees (either paid in cash or deferred) and a net increase of $29,000 in the value of the deferred amounts.

Affiliated officers and trustees – Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or trustees received any compensation directly from the fund.

5. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

Share class	Sales(*)		Reinvestments of dividends		Repurchases(*)		Net increase (decrease)
	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended September 30, 2007
Class A	$2,599,636	206,346	$536,365	42,801	$(1,902,067)	(152,186)	$1,233,934	96,961
Class B	100,652	7,985	35,448	2,827	(142,227)	(11,372)	(6,127)	(560)
Class C	335,555	26,621	45,464	3,628	(204,959)	(16,409)	176,060	13,840
Class F	567,759	45,127	55,726	4,448	(299,941)	(23,998)	323,544	25,577
Class 529-A	38,433	3,050	8,058	643	(14,230)	(1,139)	32,261	2,554
Class 529-B	3,620	287	1,275	102	(1,775)	(142)	3,120	247
Class 529-C	17,218	1,366	3,076	245	(7,875)	(630)	12,419	981
Class 529-E	2,154	172	432	35	(851)	(68)	1,735	139
Class 529-F	2,248	179	354	28	(1,015)	(81)	1,587	126
Class R-1	6,443	513	673	54	(2,333)	(185)	4,783	382
Class R-2	64,051	5,089	8,017	640	(39,894)	(3,180)	32,174	2,549
Class R-3	97,675	7,775	11,452	914	(56,548)	(4,518)	52,579	4,171
Class R-4	72,689	5,787	7,051	563	(34,470)	(2,750)	45,270	3,600
Class R-5	79,624	6,325	7,422	593	(32,940)	(2,638)	54,106	4,280
Total net increase
(decrease)	$3,987,757	316,622	$720,813	57,521	$(2,741,125)	(219,296)	$1,967,445	154,847

Year ended September 30, 2006
Class A	$1,836,967	150,540	$464,940	38,136	$(1,488,356)	(122,025)	$813,551	66,651
Class B	83,910	6,876	35,821	2,939	(132,928)	(10,896)	(13,197)	(1,081)
Class C	215,416	17,646	39,011	3,200	(189,470)	(15,533)	64,957	5,313
Class F	422,946	34,663	39,769	3,262	(255,884)	(20,984)	206,831	16,941
Class 529-A	27,498	2,253	5,944	488	(8,085)	(663)	25,357	2,078
Class 529-B	2,686	220	1,099	90	(1,455)	(119)	2,330	191
Class 529-C	11,808	968	2,389	196	(6,128)	(502)	8,069	662
Class 529-E	1,527	125	337	28	(682)	(56)	1,182	97
Class 529-F	1,418	116	258	21	(450)	(37)	1,226	100
Class R-1	4,022	330	468	38	(2,189)	(180)	2,301	188
Class R-2	48,334	3,959	6,045	496	(23,306)	(1,910)	31,073	2,545
Class R-3	69,151	5,670	7,805	640	(40,631)	(3,334)	36,325	2,976
Class R-4	45,516	3,729	4,297	352	(19,679)	(1,615)	30,134	2,466
Class R-5	35,308	2,894	4,732	388	(19,207)	(1,576)	20,833	1,706
Total net increase
(decrease)	$2,806,507	229,989	$612,915	50,274	$(2,188,450)	(179,430)	$1,230,972	100,833

(*) Includes exchanges between share classes of the fund.

6. Forward currency contracts

As of September 30, 2007, the fund had open forward currency contracts to sell non-U.S. currencies as follows (amounts in thousands):

	Contract amount		U.S. valuation at September 30, 2007

Non-U.S. currency contracts	Non-U.S.	U.S.	Amount	Unrealized depreciation

Sales:

Euros
expiring 10/12 to 12/14/2007	€39,061	$54,225	$55,785	$(1,560)

7. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities, of $6,973,751,000 and $4,957,390,000, respectively, during the year ended September 30, 2007.

Financial highlights

		Income from investment operations (1)

	Net asset value, beginning of year	Net investment income	Net gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Net assets, value, end of year	Total return (2) (3)	Net assets, end of year (in millions)	Ratio of expenses to average net assets before reimbursements/ waivers	Ratio of expenses to average net assets after reimbursements/ waivers	(3)	Ratio of net income to average net assets	(3)

Class A:
Year ended 9/30/2007	$12.30	$.93	$.04	$.97	$(.92)	$12.35	7.99%	$9,516	.69%	.66%		7.35%
Year ended 9/30/2006	12.27	.92	.05	.97	(.94)	12.30	8.26	8,285	.69	.65		7.52
Year ended 9/30/2005	12.26	.89	.01	.90	(.89)	12.27	7.54	7,448	.68	.65		7.17
Year ended 9/30/2004	11.88	.87	.35	1.22	(.84)	12.26	10.57	6,920	.67	.67		7.19
Year ended 9/30/2003	9.62	.93	2.25	3.18	(.92)	11.88	34.30	6,235	.75	.75		8.49
Class B:
Year ended 9/30/2007	12.30	.83	.04	.87	(.82)	12.35	7.19	756	1.44	1.41		6.62
Year ended 9/30/2006	12.27	.83	.05	.88	(.85)	12.30	7.44	760	1.46	1.42		6.76
Year ended 9/30/2005	12.26	.80	.01	.81	(.80)	12.27	6.72	771	1.45	1.43		6.39
Year ended 9/30/2004	11.88	.78	.35	1.13	(.75)	12.26	9.71	794	1.46	1.46		6.40
Year ended 9/30/2003	9.62	.84	2.25	3.09	(.83)	11.88	33.28	736	1.51	1.51		7.63
Class C:
Year ended 9/30/2007	12.30	.83	.04	.87	(.82)	12.35	7.14	1,045	1.48	1.45		6.55
Year ended 9/30/2006	12.27	.82	.05	.87	(.84)	12.30	7.39	871	1.50	1.46		6.71
Year ended 9/30/2005	12.26	.79	.01	.80	(.79)	12.27	6.65	804	1.51	1.49		6.32
Year ended 9/30/2004	11.88	.77	.35	1.12	(.74)	12.26	9.62	812	1.54	1.54		6.31
Year ended 9/30/2003	9.62	.83	2.25	3.08	(.82)	11.88	33.17	772	1.60	1.60		7.49
Class F:
Year ended 9/30/2007	12.30	.92	.04	.96	(.91)	12.35	7.98	1,166	.70	.67		7.32
Year ended 9/30/2006	12.27	.92	.05	.97	(.94)	12.30	8.23	846	.71	.68		7.47
Year ended 9/30/2005	12.26	.88	.01	.89	(.88)	12.27	7.45	637	.76	.74		7.07
Year ended 9/30/2004	11.88	.86	.35	1.21	(.83)	12.26	10.44	578	.79	.78		7.05
Year ended 9/30/2003	9.62	.92	2.25	3.17	(.91)	11.88	34.17	470	.84	.84		8.26
Class 529-A:
Year ended 9/30/2007	12.30	.92	.04	.96	(.91)	12.35	7.92	124	.76	.72		7.30
Year ended 9/30/2006	12.27	.91	.05	.96	(.93)	12.30	8.21	92	.74	.70		7.47
Year ended 9/30/2005	12.26	.88	.01	.89	(.88)	12.27	7.44	66	.77	.75		7.09
Year ended 9/30/2004	11.88	.86	.35	1.21	(.83)	12.26	10.48	48	.76	.76		7.12
Year ended 9/30/2003	9.62	.92	2.25	3.17	(.91)	11.88	34.17	28	.77	.77		8.36
Class 529-B:
Year ended 9/30/2007	12.30	.82	.04	.86	(.81)	12.35	7.06	21	1.56	1.53		6.50
Year ended 9/30/2006	12.27	.81	.05	.86	(.83)	12.30	7.30	18	1.58	1.55		6.63
Year ended 9/30/2005	12.26	.77	.01	.78	(.77)	12.27	6.52	15	1.64	1.61		6.22
Year ended 9/30/2004	11.88	.75	.35	1.10	(.72)	12.26	9.47	12	1.67	1.67		6.20
Year ended 9/30/2003	9.62	.82	2.25	3.07	(.81)	11.88	33.01	7	1.73	1.73		7.36
Class 529-C:
Year ended 9/30/2007	12.30	.82	.04	.86	(.81)	12.35	7.07	52	1.55	1.52		6.50
Year ended 9/30/2006	12.27	.81	.05	.86	(.83)	12.30	7.31	40	1.57	1.54		6.64
Year ended 9/30/2005	12.26	.77	.01	.78	(.77)	12.27	6.53	32	1.63	1.60		6.23
Year ended 9/30/2004	11.88	.75	.35	1.10	(.72)	12.26	9.49	25	1.66	1.66		6.21
Year ended 9/30/2003	9.62	.82	2.25	3.07	(.81)	11.88	33.03	16	1.71	1.71		7.43
Class 529-E:
Year ended 9/30/2007	12.30	.88	.04	.92	(.87)	12.35	7.62	7	1.04	1.01		7.01
Year ended 9/30/2006	12.27	.88	.05	.93	(.90)	12.30	7.88	5	1.05	1.01		7.17
Year ended 9/30/2005	12.26	.84	.01	.85	(.84)	12.27	7.09	4	1.10	1.07		6.77
Year ended 9/30/2004	11.88	.82	.35	1.17	(.79)	12.26	10.06	3	1.13	1.13		6.75
Year ended 9/30/2003	9.62	.88	2.25	3.13	(.87)	11.88	33.73	2	1.18	1.18		7.94
Class 529-F:
Year ended 9/30/2007	$12.30	$.94	$.04	$.98	$(.93)	$12.35	8.15%	$6	.54%	.51%		7.51%
Year ended 9/30/2006	12.27	.94	.05	.99	(.96)	12.30	8.41	4	.55	.52		7.66
Year ended 9/30/2005	12.26	.88	.01	.89	(.88)	12.27	7.45	3	.75	.72		7.13
Year ended 9/30/2004	11.88	.85	.35	1.20	(.82)	12.26	10.34	2	.88	.88		6.99
Year ended 9/30/2003	9.62	.91	2.25	3.16	(.90)	11.88	34.06	1	.92	.92		7.96
Class R-1:
Year ended 9/30/2007	12.30	.82	.04	.86	(.81)	12.35	7.08	13	1.57	1.52		6.50
Year ended 9/30/2006	12.27	.82	.05	.87	(.84)	12.30	7.35	8	1.59	1.50		6.68
Year ended 9/30/2005	12.26	.78	.01	.79	(.78)	12.27	6.61	6	1.61	1.52		6.35
Year ended 9/30/2004	11.88	.76	.35	1.11	(.73)	12.26	9.59	3	1.68	1.56		6.32
Year ended 9/30/2003	9.62	.83	2.25	3.08	(.82)	11.88	33.16	1	2.01	1.60		7.20
Class R-2:
Year ended 9/30/2007	12.30	.82	.04	.86	(.81)	12.35	7.13	138	1.69	1.47		6.56
Year ended 9/30/2006	12.27	.82	.05	.87	(.84)	12.30	7.37	106	1.90	1.48		6.70
Year ended 9/30/2005	12.26	.79	.01	.80	(.79)	12.27	6.64	74	1.94	1.49		6.36
Year ended 9/30/2004	11.88	.77	.35	1.12	(.74)	12.26	9.63	44	2.10	1.53		6.36
Year ended 9/30/2003	9.62	.84	2.25	3.09	(.83)	11.88	33.21	15	2.31	1.57		7.34
Class R-3:
Year ended 9/30/2007	12.30	.88	.04	.92	(.87)	12.35	7.58	186	1.07	1.04		6.98
Year ended 9/30/2006	12.27	.87	.05	.92	(.89)	12.30	7.84	134	1.08	1.05		7.13
Year ended 9/30/2005	12.26	.84	.01	.85	(.84)	12.27	7.06	97	1.13	1.10		6.74
Year ended 9/30/2004	11.88	.82	.35	1.17	(.79)	12.26	10.05	58	1.15	1.14		6.76
Year ended 9/30/2003	9.62	.88	2.25	3.13	(.87)	11.88	33.71	14	1.28	1.18		7.74
Class R-4:
Year ended 9/30/2007	12.30	.92	.04	.96	(.91)	12.35	7.93	118	.75	.72		7.30
Year ended 9/30/2006	12.27	.91	.05	.96	(.93)	12.30	8.19	73	.75	.72		7.46
Year ended 9/30/2005	12.26	.88	.01	.89	(.88)	12.27	7.46	42	.75	.72		7.14
Year ended 9/30/2004	11.88	.86	.35	1.21	(.83)	12.26	10.45	24	.79	.78		7.11
Year ended 9/30/2003	9.62	.92	2.25	3.17	(.91)	11.88	34.17	9	.86	.83		8.13
Class R-5:
Year ended 9/30/2007	12.30	.96	.04	1.00	(.95)	12.35	8.26	137	.44	.41		7.61
Year ended 9/30/2006	12.27	.95	.05	1.00	(.97)	12.30	8.51	84	.46	.42		7.75
Year ended 9/30/2005	12.26	.92	.01	.93	(.92)	12.27	7.78	63	.46	.43		7.37
Year ended 9/30/2004	11.88	.90	.35	1.25	(.87)	12.26	10.80	74	.47	.47		7.39
Year ended 9/30/2003	9.62	.95	2.25	3.20	(.94)	11.88	34.61	75	.52	.52		8.77

	Year ended September 30
	2007	2006	2005	2004	2003

Portfolio turnover rate for all classes of shares	42%	41%	39%	39%	41%

(1) Based on average shares outstanding.
(2) Total returns exclude all sales charges, including contingent deferred sales charges.
(3) This column reflects the impact, if any, of certain reimbursements/waivers from CRMC. During some of the years shown, CRMC reduced fees for investment advisory services. In addition, during some of the years shown, CRMC paid a portion of the fund's transfer agent fees for certain retirement plan share classes.

See Notes to Financial Statements

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
American High-Income Trust:

We have audited the accompanying statement of assets and liabilities of American High-Income Trust (the “Fund”), including the investment portfolio, as of September 30, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of September 30, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American High-Income Trust as of September 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Costa Mesa, California
November 7, 2007

Tax information
                                                                               unaudited

We are required to advise you within 60 days of the fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended September 30, 2007:

Qualified dividend income	$14,830,000
Corporate dividends received deduction	4,561,000
U.S. government income that may be exempt from state taxation	5,850,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2008, to determine the calendar year amounts to be included on their 2007 tax returns. Shareholders should consult their tax advisers.